As filed with the Securities and Exchange Commission on June 15, 2010
Registration Statement No. 333-166567

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 4 TO
Form S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

REPUBLIC SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)
(For Co-Registrants, Please See Table of Other Registrants on the Following Page)

Delaware	4953	65-0716904
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Republic Services, Inc.
18500 North Allied Way
Phoenix, Arizona 85054
(480) 627-2700
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Michael P. Rissman, Esq.
Republic Services, Inc.
Executive Vice President,
General Counsel and Secretary
18500 North Allied Way 85054
Phoenix, Arizona 85054
(480) 627-2700
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

With a copy to:
Jodi A. Simala, Esq.
Mayer Brown LLP
71 S. Wacker Drive
Chicago, Illinois 60606
(312) 782-0600

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Each Class of	Amount to be	Offering Price per	Aggregate Offering	Amount of
Securities to be Registered	Registered	Unit	Price(1)	Registration Fee
5.00% Notes due 2020	$850,000,000	100%	$850,000,000	$60,605
Guarantees of 5.00% Notes due 2020	None	None	None	None(2)
5.25% Notes due 2021	$600,000,000	100%	$600,000,000	$42,780
Guarantees of 5.25% Notes due 2021	None	None	None	None(2)
5.50% Notes due 2019	$650,000,000	100%	$650,000,000	$46,345
Guarantees of 5.50% Notes due 2019	None	None	None	None(2)
6.20% Notes due 2040	$650,000,000	100%	$650,000,000	$46,345
Guarantees of 6.20% Notes due 2040	None	None	None	None(2)

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(f)(1) under the Securities Act of 1933, as amended.

(2)	No further fee is payable pursuant to Rule 457(n) under the Securities Act of 1933, as amended.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF OTHER REGISTRANTS

The Address, Including Zip Code, and Telephone Number, Including Area Code, of each Co-Registrant’s Principal Executive Offices is 18500 North Allied Way Phoenix, AZ 85054, (480) 627-2700.

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Alabama Recycling Services, Inc.	Alabama	63-1125333
Autauga County Landfill, LLC	Alabama	87-0708224
GEK, Inc.	Alabama	63-1059042
Allied Waste Industries (Arizona), Inc.	Arizona	76-0353315
Allied Waste Industries (Southwest), Inc.	Arizona	86-0834266
Allied Waste Systems of Arizona, LLC	Arizona	20-4754255
Apache Junction Landfill Corporation	Arizona	86-0807383
Cactus Waste Systems, LLC	Arizona	74-0193806
Central Arizona Transfer, Inc.	Arizona	20-3469072
Mesa Disposal, Inc.	Arizona	86-0641823
Midway Development Company, Inc.	Arizona	20-1234650
Pinal County Landfill Corp.	Arizona	86-0834267
Republic Services of Arizona Hauling, LLC	Arizona	65-0872472
Summit Waste Systems, Inc.	Arizona	86-0940236
Tri-State Refuse Corporation	Arizona	86-0205736
A D A J Corporation	California	95-3996398
Allied Waste of California, Inc.	California	86-0841277
Allied Waste Transfer Services of California, LLC	California	20-4735721
Atlas Transport, Inc.	California	95-2454199
Bay Collection Services, Inc.	California	68-0423276
Bay Environmental Management, Inc.	California	94-2547085
Bay Landfills, Inc.	California	68-0423275
Bay Leasing Company, Inc.	California	68-0206342
Berkeley Sanitary Service, Inc.	California	68-0205653
BLT Enterprises of Oxnard, Inc.	California	77-0404336
Borrego Landfill, Inc.	California	33-0777844
Browning-Ferris Industries of California, Inc.	California	95-2772010
Charter Evaporation Resource Recovery Systems	California	68-0195486
Crockett Sanitary Service, Inc.	California	68-0395297
Delta Container Corporation	California	94-1751866
Delta Paper Stock, Co.	California	94-2523340
Elder Creek Transfer & Recovery, Inc.	California	68-0461018
Forward, Inc.	California	94-1544481
Golden Bear Transfer Services, Inc.	California	20-1197062
Imperial Landfill, Inc.	California	86-0972399
Independent Trucking Company	California	94-1752713
International Disposal Corp. of California	California	94-2229685
Keller Canyon Landfill Company	California	77-0222614
La Cañada Disposal Company, Inc.	California	95-4108930
Lathrop Sunrise Sanitation Corporation	California	68-0349203
Oceanside Waste & Recycling Services	California	95-4516562

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Otay Landfill, Inc.	California	33-0777847
Palomar Transfer Station, Inc.	California	33-0777845
Perdomo & Sons, Inc.	California	95-2759289
Ramona Landfill, Inc.	California	33-0777841
RI/Alameda Corp.	California	65-1049389
Richmond Sanitary Service, Inc.	California	68-0204974
San Diego Landfill Systems, LLC	California	20-2391637
San Marcos NCRRF, Inc.	California	33-0777842
Solano Garbage Company	California	94-2537922
Sunrise Sanitation Service, Inc.	California	94-2737713
Sunset Disposal Service, Inc.	California	94-2449716
Sycamore Landfill, Inc.	California	33-0777839
West Contra Costa Energy Recovery Company	California	68-0050806
West Contra Costa Sanitary Landfill, Inc.	California	68-0206389
West County Landfill, Inc.	California	68-0206346
West County Resource Recovery, Inc.	California	68-0206339
Zakaroff Services	California	95-3941388
Allied Waste Systems of Colorado, LLC	Colorado	20-4911774
Bunting Trash Service, Inc.	Colorado	84-0744234
Denver RL North, Inc.	Colorado	86-1005476
Frontier Waste Services (Colorado), LLC	Colorado	91-2121802
Republic Services of Colorado Hauling, LLC	Colorado	65-0872366
Republic Services of Colorado I, LLC	Colorado	65-0872372
Abilene Landfill TX, LP	Delaware	26-0015748
Allied Enviroengineering, Inc.	Delaware	76-0294430
Allied Gas Recovery Systems, L.L.C.	Delaware	86-0912667
Allied Green Power, Inc.	Delaware	59-3771629
Allied Nova Scotia, Inc.	Delaware	86-0898257
Allied Services, LLC	Delaware	86-0897719
Allied Waste Alabama, Inc.	Delaware	86-0836214
Allied Waste Company, Inc.	Delaware	76-0294431
Allied Waste Environmental Management Group, LLC	Delaware	20-4987213
Allied Waste Holdings (Canada) Ltd.	Delaware	86-0911064
Allied Waste Industries, Inc.	Delaware	88-0228636
Allied Waste Landfill Holdings, Inc.	Delaware	52-2044846
Allied Waste North America, Inc.	Delaware	86-0843596
Allied Waste of New Jersey-New York, LLC	Delaware	86-0911491
Allied Waste Recycling Services of New Hampshire, LLC	Delaware	20-5406806
Allied Waste Rural Sanitation, Inc.	Delaware	91-1886463
Allied Waste Services of Colorado, Inc.	Delaware	26-1208222
Allied Waste Services of North America, LLC	Delaware	20-1838910
Allied Waste Sycamore Landfill, LLC	Delaware	30-0076497
Allied Waste Systems Holdings, Inc.	Delaware	59-2068174
Allied Waste Systems of Indiana, LLC	Delaware	20-8044243

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Allied Waste Systems, Inc.	Delaware	36-2750252
Allied Waste Transfer Services of Arizona, LLC	Delaware	20-5130289
Allied Waste Transfer Services of Rhode Island, LLC	Delaware	20-5046235
Allied Waste Transportation, Inc.	Delaware	52-2044848
American Disposal Services of Illinois, Inc.	Delaware	13-3831976
American Disposal Services of New Jersey, Inc.	Delaware	36-4229718
American Disposal Services of West Virginia, Inc.	Delaware	36-4206387
American Disposal Services, Inc.	Delaware	13-3858494
American Disposal Transfer Services of Illinois, Inc.	Delaware	36-4210454
Anson County Landfill NC, LLC	Delaware	52-2044849
Ariana, LLC	Delaware	65-0886342
Attwoods of North America, Inc.	Delaware	98-0066273
AWIN Leasing Company, Inc.	Delaware	76-0351502
AWIN Management, Inc.	Delaware	76-0353318
BBCO, Inc.	Delaware	20-2103652
BFGSI, L.L.C.	Delaware	—
BFI Atlantic, Inc.	Delaware	76-0367890
BFI Energy Systems of Albany, Inc.	Delaware	76-0293880
BFI Energy Systems of Delaware County, Inc.	Delaware	76-0489490
BFI Energy Systems of Hempstead, Inc.	Delaware	76-0167169
BFI Energy Systems of Niagara II, Inc.	Delaware	86-0997176
BFI Energy Systems of Niagara, Inc.	Delaware	76-0346826
BFI Energy Systems of SEMASS, Inc.	Delaware	76-0489491
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware	76-0293894
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware	76-0353600
BFI International, Inc.	Delaware	98-0055699
BFI REF-FUEL, INC.	Delaware	76-0293907
BFI Trans River (GP), Inc.	Delaware	76-0490105
BFI Transfer Systems of Alabama, LLC	Delaware	86-1024458
BFI Transfer Systems of DC, LLC	Delaware	—
BFI Transfer Systems of Georgia, LLC	Delaware	86-1024457
BFI Transfer Systems of Maryland, LLC	Delaware	86-1026339
BFI Transfer Systems of Mississippi, LLC	Delaware	86-1026340
BFI Transfer Systems of Texas, LP	Delaware	86-1024535
BFI Transfer Systems of Virginia, LLC	Delaware	86-1024453
BFI Waste Services of Indiana, LP	Delaware	86-1024528
BFI Waste Services of Tennessee, LLC	Delaware	—
BFI Waste Services of Texas, LP	Delaware	86-1024527
BFI Waste Services, LLC	Delaware	86-1006825
BFI Waste Systems of Alabama, LLC	Delaware	86-1024529
BFI Waste Systems of Arkansas, LLC	Delaware	86-1024531
BFI Waste Systems of Georgia, LLC	Delaware	86-1024530
BFI Waste Systems of Indiana, LP	Delaware	86-1024534

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

BFI Waste Systems of Kentucky, LLC	Delaware	86-1024543
BFI Waste Systems of Louisiana, LLC	Delaware	86-1024541
BFI Waste Systems of Mississippi, LLC	Delaware	86-1024539
BFI Waste Systems of Missouri, LLC	Delaware	86-1024540
BFI Waste Systems of North America, LLC	Delaware	41-1696636
BFI Waste Systems of North Carolina, LLC	Delaware	86-1024538
BFI Waste Systems of South Carolina, LLC	Delaware	—
BFI Waste Systems of Tennessee, LLC	Delaware	86-1024463
BFI Waste Systems of Virginia, LLC	Delaware	86-1024461
Blue Ridge Landfill TX, LP	Delaware	86-1024533
Bond County Landfill, Inc.	Delaware	86-0968446
Brenham Total Roll-Offs, LP	Delaware	86-1038622
Bridgeton Landfill, LLC	Delaware	86-0898487
Bridgeton Transfer Station, LLC	Delaware	42-1583102
Browning-Ferris Financial Services, Inc.	Delaware	76-0485106
Browning-Ferris Industries of Florida, Inc.	Delaware	74-1819238
Browning-Ferris Industries of Illinois, Inc.	Delaware	31-1697534
Browning-Ferris Industries of Ohio, Inc.	Delaware	74-6186941
Browning-Ferris Industries, LLC	Delaware	74-1673682
Browning-Ferris Services, Inc.	Delaware	90-0112928
Brunswick Waste Management Facility, LLC	Delaware	86-0898494
Butler County Landfill, LLC	Delaware	86-0898479
Camelot Landfill TX, LP	Delaware	86-0913826
CC Landfill, Inc.	Delaware	86-0930050
Cefe Landfill TX, LP	Delaware	20-2761828
Chilton Landfill, LLC	Delaware	86-0979028
Cocopah Landfill, Inc.	Delaware	86-0979654
Compactor Rental Systems of Delaware, Inc.	Delaware	65-0723614
Consolidated Disposal Service, L.L.C.	Delaware	65-0844469
Continental Waste Industries, L.L.C.	Delaware	11-2909512
Copper Mountain Landfill, Inc.	Delaware	86-0980013
County Disposal (Ohio), Inc.	Delaware	13-3831975
County Disposal, Inc.	Delaware	13-3831974
County Landfill, Inc.	Delaware	13-3850472
Courtney Ridge Landfill, LLC	Delaware	86-0979799
Crow Landfill TX, L.P.	Delaware	52-2044854
D & L Disposal, L.L.C.	Delaware	37-1355114
East Chicago Compost Facility, Inc.	Delaware	26-3472299
E Leasing Company, LLC	Delaware	86-1013760
ECDC Environmental of Humboldt County, Inc.	Delaware	91-1901449
ECDC Holdings, Inc.	Delaware	86-0897722
Ellis County Landfill TX, LP	Delaware	52-2044857
Ellis Scott Landfill MO, LLC	Delaware	52-2044859
Environmental Development Corp.	Delaware	35-1783546

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Environtech, Inc.	Delaware	36-3485658
Envotech-Illinois L.L.C.	Delaware	37-1355113
Evergreen Scavenger Service, Inc.	Delaware	36-4179870
Evergreen Scavenger Service, L.L.C.	Delaware	36-4172002
Forest View Landfill, LLC	Delaware	86-0979824
Fort Worth Landfill TX, LP	Delaware	86-0899429
Galveston County Landfill TX, LP	Delaware	26-0015758
General Refuse Rolloff Corp.	Delaware	52-2093347
Georgia Recycling Services, Inc.	Delaware	58-2178434
Giles Road Landfill TX, LP	Delaware	20-3365888
Golden Triangle Landfill TX, LP	Delaware	26-0015711
Great Lakes Disposal Service, Inc.	Delaware	36-2642310
Great Plains Landfill OK, LLC	Delaware	52-2044861
Greenwood Landfill TX, LP	Delaware	91-2098721
Gulf West Landfill TX, LP	Delaware	26-0015867
H Leasing Company, LLC	Delaware	86-1013761
Itasca Landfill TX, LP	Delaware	26-0015841
Jefferson City Landfill, LLC	Delaware	86-0898553
Kandel Enterprises, LLC	Delaware	26-1602664
Kerrville Landfill TX, LP	Delaware	26-0015826
Lee County Landfill SC, LLC	Delaware	52-2044865
Lemons Landfill, LLC	Delaware	86-0898495
Lewisville Landfill TX, LP	Delaware	26-0015695
Liberty Waste Holdings, Inc.	Delaware	52-2049620
Liberty Waste Services Limited, L.L.C.	Delaware	34-1812746
Liberty Waste Services of McCook, L.L.C.	Delaware	23-2883645
Little Creek Landing, LLC	Delaware	68-0562490
Local Sanitation of Rowan County, L.L.C.	Delaware	61-1342580
Lucas County Land Development, Inc.	Delaware	86-1042740
Mars Road TX, LP	Delaware	20-3905016
McCarty Road Landfill TX, LP	Delaware	26-0015687
Mesquite Landfill TX, LP	Delaware	86-0897693
Mexia Landfill TX, LP	Delaware	26-0015674
Mountain Home Disposal, Inc.	Delaware	94-3284171
N Leasing Company, LLC	Delaware	86-1013762
NationsWaste, Inc.	Delaware	25-1774253
Ncorp, Inc.	Delaware	86-1013502
New York Waste Services, LLC	Delaware	86-1005076
Northeast Landfill, LLC	Delaware	72-1564964
Ohio Republic Contracts, II, Inc.	Delaware	65-1024354
Ottawa County Landfill, Inc.	Delaware	59-2068171
Packerton Land Company, L.L.C.	Delaware	23-2930927
Panama Road Landfill, TX, L.P.	Delaware	86-1036043
Pine Hill Farms Landfill TX, LP	Delaware	86-0899426

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Pinecrest Landfill OK, LLC	Delaware	52-2044866
Pleasant Oaks Landfill TX, LP	Delaware	91-1927530
Polk County Landfill, LLC	Delaware	86-1036041
Republic Services Financial LP, Inc.	Delaware	65-1008378
Republic Services Financial, Limited Partnership	Delaware	65-1008373
Republic Services Group, LLC	Delaware	65-0984987
Republic Services Holding Company, Inc.	Delaware	65-0984982
Republic Services of California Holding Company, Inc.	Delaware	65-0984976
Republic Services of California II, LLC	Delaware	65-0872373
Republic Services of Florida GP, Inc.	Delaware	65-0963062
Republic Services of Florida LP, Inc.	Delaware	65-0963063
Republic Services of Florida, Limited Partnership	Delaware	65-0965470
Republic Services of Georgia GP, LLC	Delaware	65-0963065
Republic Services of Georgia LP, LLC	Delaware	65-0963064
Republic Services of Georgia, Limited Partnership	Delaware	65-0965473
Republic Services of Indiana LP, Inc.	Delaware	65-1012407
Republic Services of Indiana Transportation, LLC	Delaware	06-1642141
Republic Services of Indiana, Limited Partnership	Delaware	65-1012411
Republic Services of Michigan Holding Company, Inc.	Delaware	65-0984978
Republic Services of New Jersey, LLC	Delaware	65-1050939
Republic Services of Pennsylvania, LLC	Delaware	65-1012129
Republic Services of South Carolina, LLC	Delaware	65-1023675
Republic Services of Southern California, LLC	Delaware	65-1242656
Republic Services of Wisconsin GP, LLC	Delaware	65-0984993
Republic Services of Wisconsin LP, LLC	Delaware	65-0984994
Republic Services of Wisconsin, Limited Partnership	Delaware	65-0984991
Republic Services Vasco Road, LLC	Delaware	65-0936716
Republic Waste Services of Southern California, LLC	Delaware	65-0845646
Republic Waste Services of Texas GP, Inc.	Delaware	65-0964350
Republic Waste Services of Texas LP, Inc.	Delaware	65-0963006
Rio Grande Valley Landfill TX, LP	Delaware	26-0015192
Risk Services, Inc.	Delaware	76-0162247
RITM, LLC	Delaware	51-0345295
Royal Oaks Landfill TX, LP	Delaware	91-2098725
Rubbish Control, LLC	Delaware	65-0844465
RWS Transport, L.P.	Delaware	27-0061136
S Leasing Company, LLC	Delaware	86-1013763
Sand Valley Holdings, L.L.C.	Delaware	51-0391894
Sangamon Valley Landfill, Inc.	Delaware	86-0970304
Show-Me Landfill, LLC	Delaware	86-0898621
Southeast Landfill, LLC	Delaware	86-0898482
Southwest Landfill TX, LP	Delaware	26-0015177
Standard Waste, Inc.	Delaware	37-1049834
Taylor Ridge Landfill, Inc.	Delaware	86-0970061

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Tennessee Union County Landfill, Inc.	Delaware	86-0980095
Tessman Road Landfill TX, LP	Delaware	20-3365914
Turkey Creek Landfill TX, LP	Delaware	86-0899439
Victoria Landfill TX, LP	Delaware	26-0015157
Wayne County Landfill IL, Inc.	Delaware	52-2044868
Webster Parish Landfill, L.L.C.	Delaware	62-1772690
Whispering Pines Landfill TX, LP	Delaware	26-0015118
Willow Ridge Landfill, LLC	Delaware	86-1004978
Allied Waste Transfer Services of Florida, LLC	Florida	20-3534645
Delta Dade Recycling Corp.	Florida	65-1048925
Delta Resources Corp.	Florida	65-0891249
Delta Site Development Corp.	Florida	65-0936999
Delta Waste Corp.	Florida	65-0919421
Envirocycle, Inc.	Florida	65-0243954
Gulfcoast Waste Service, Inc.	Florida	65-0577644
Manumit of Florida, Inc.	Florida	58-2065448
Republic Services Aviation, Inc.	Florida	65-0959331
Schofield Corporation of Orlando	Florida	59-3047860
Allied Waste Hauling of Georgia, Inc.	Georgia	86-0842495
Allied Waste Industries of Georgia, Inc.	Georgia	86-0842496
Central Virginia Properties, LLC	Georgia	20-0767660
Gateway Landfill, LLC	Georgia	83-0337817
Golden Waste Disposal, Inc.	Georgia	58-1849752
Price & Sons Recycling Company	Georgia	65-0249986
S & S Recycling, Inc.	Georgia	58-2237428
Wayne Developers, LLC	Georgia	26-0637318
Ada County Development Company, Inc.	Idaho	20-0333823
Allied Waste Services of Page, Inc.	Idaho	82-0336097
American Sanitation, Inc.	Idaho	82-0469055
ADS of Illinois, Inc.	Illinois	36-4243045
Allied Waste Industries of Illinois, Inc.	Illinois	36-3915626
Arc Disposal Company, Inc.	Illinois	36-2386793
Area Disposal, Inc.	Illinois	36-3766465
Borrow Pit Corp.	Illinois	—
Brickyard Disposal & Recycling, Inc.	Illinois	37-0948710
CWI of Illinois, Inc.	Illinois	38-3073435
Environmental Reclamation Company	Illinois	37-1140323
Fred Barbara Trucking Co., Inc.	Illinois	36-3030929
Illinois Landfill, Inc.	Illinois	35-1811975
Illinois Recycling Services, Inc.	Illinois	36-3587447
Illinois Valley Recycling, Inc.	Illinois	36-3754225
Ingrum Waste Disposal, Inc.	Illinois	36-4252595
Kankakee Quarry, Inc.	Illinois	71-0938626
LandComp Corporation	Illinois	36-3813024

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Lee County Landfill, Inc.	Illinois	37-1360924
Liberty Waste Services of Illinois, L.L.C.	Illinois	52-1960161
Loop Recycling, Inc.	Illinois	36-3107689
Loop Transfer, Incorporated	Illinois	36-3376490
Northlake Transfer, Inc.	Illinois	20-1513744
RCS, Inc.	Illinois	37-1270589
Roxana Landfill, Inc.	Illinois	43-1352176
Saline County Landfill, Inc.	Illinois	37-1208674
Shred — All Recycling Systems Inc.	Illinois	36-3583146
Southern Illinois Regional Landfill, Inc.	Illinois	22-3032671
Streator Area Landfill, Inc.	Illinois	36-3207276
Suburban Transfer, Inc.	Illinois	36-4048153
Suburban Warehouse, Inc.	Illinois	36-3714060
Tri-State Recycling Services, Inc.	Illinois	36-3768524
Upper Rock Island County Landfill, Inc.	Illinois	36-3159198
Agricultural Acquisitions, LLC	Indiana	20-5469750
Allied Waste Industries of Northwest Indiana, Inc.	Indiana	86-0807381
Benton County Development Company	Indiana	45-0527882
Clinton County Landfill Partnership	Indiana	20-0836700
County Line Landfill Partnership	Indiana	86-0900027
DTC Management, Inc.	Indiana	35-2090758
Illiana Disposal Partnership	Indiana	86-0900028
Jasper County Development Company Partnership	Indiana	—
Key Waste Indiana Partnership	Indiana	86-0900031
Lake County C & D Development Partnership	Indiana	86-1007828
Newton County Landfill Partnership	Indiana	86-0899962
Springfield Environmental General Partnership	Indiana	91-2078723
Tippecanoe County Waste Services Partnership	Indiana	20-1305645
Warrick County Development Company	Indiana	20-1429593
Wastehaul, Inc.	Indiana	35-1616387
Allied Waste Transfer Services of Iowa, LLC	Iowa	20-2721565
Jetter Disposal, Inc.	Iowa	36-4221455
American Disposal Services of Kansas, Inc.	Kansas	48-0841017
Resource Recovery, Inc.	Kansas	48-1034034
Sunset Disposal, Inc.	Kansas	48-0915496
Benson Valley Landfill General Partnership	Kentucky	20-3351757
Blue Ridge Landfill General Partnership	Kentucky	91-2079015
Green Valley Landfill General Partnership	Kentucky	91-2078719
Morehead Landfill General Partnership	Kentucky	—
Republic Services of Kentucky, LLC	Kentucky	65-0972931
Crescent Acres Landfill, LLC	Louisiana	20-3620449
Frontier Waste Services of Louisiana L.L.C.	Louisiana	—
Jefferson Parish Development Company, LLC	Louisiana	20-3590498
St. Bernard Parish Development Company, LLC	Louisiana	20-3590527

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Browning-Ferris, Inc.	Maryland	74-1990096
Calvert Trash Systems, Incorporated	Maryland	52-1701593
Honeygo Run Reclamation Center, Inc.	Maryland	52-1781270
Prince George’s County Landfill, LLC	Maryland	68-0564610
Allied Acquisition Two, Inc.	Massachusetts	—
Allied Waste Services of Massachusetts, LLC	Massachusetts	86-1024452
Atlantic Waste Holding Company, Inc.	Massachusetts	42-1548814
BFI Transfer Systems of Massachusetts, LLC	Massachusetts	86-1024454
BFI Waste Systems of Massachusetts, LLC	Massachusetts	86-1024544
Browning-Ferris Industries, Inc.	Massachusetts	04-1254350
F. P. McNamara Rubbish Removal, Inc.	Massachusetts	04-2400121
Vining Disposal Service, Inc.	Massachusetts	04-2534061
Adrian Landfill, Inc.	Michigan	38-1799679
Allied Waste Systems of Michigan, LLC	Michigan	20-3358409
C & C Expanded Sanitary Landfill, LLC	Michigan	20-2540046
Central Sanitary Landfill, Inc.	Michigan	38-2917813
Citizens Disposal, Inc.	Michigan	38-2521526
City-Star Services, Inc.	Michigan	38-1841203
Clarkston Disposal, Inc.	Michigan	38-2872489
Dinverno, Inc.	Michigan	38-2318347
Eagle Industries Leasing, Inc.	Michigan	38-3188507
FLL, Inc.	Michigan	38-2679508
G. Van Dyken Disposal Inc.	Michigan	38-2998205
Harland’s Sanitary Landfill, Inc.	Michigan	38-2016636
Oakland Heights Development, Inc.	Michigan	38-2388322
Reliable Disposal, Inc.	Michigan	38-2301483
Republic Services of Michigan Hauling, LLC	Michigan	65-0872289
Republic Services of Michigan I, LLC	Michigan	65-0872399
Republic Services of Michigan II, LLC	Michigan	65-0872398
Republic Services of Michigan III, LLC	Michigan	65-0872397
Republic Services of Michigan IV, LLC	Michigan	65-0872396
Republic Services of Michigan V, LLC	Michigan	65-0872395
Royal Holdings, Inc.	Michigan	38-3244832
Sanitary Disposal Service, Inc.	Michigan	38-2283539
Sauk Trail Development, Inc.	Michigan	38-2489474
Standard Disposal Services, Inc.	Michigan	38-2261256
Standard Environmental Services, Inc.	Michigan	38-3353218
Tay-Ban Corporation	Michigan	38-2605338
Tri-County Refuse Service, Inc.	Michigan	38-3293469
Woodlake Sanitary Service, Inc.	Minnesota	41-0673360
Hancock County Development Company, LLC	Mississippi	20-3546528
Harrison County Landfill, LLC	Mississippi	72-1569826
Jackson County Landfill, LLC	Mississippi	86-1055245
Mississippi Waste Paper Company	Mississippi	64-0817153

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Autoshred, Inc.	Missouri	43-1030222
Belleville Landfill, Inc.	Missouri	37-1037997
CWI of Missouri, Inc.	Missouri	43-1527951
Missouri City Landfill, LLC	Missouri	47-0921988
Rock Road Industries, Inc.	Missouri	43-1509575
St. Joseph Landfill, LLC	Missouri	20-1475879
Tate’s Transfer Systems, Inc.	Missouri	43-1587860
Thomas Disposal Service, Inc.	Missouri	43-1058393
Allied Waste Systems of Montana, LLC	Montana	20-4777694
Oscar’s Collection System of Fremont, Inc.	Nebraska	47-0756617
Browning-Ferris Industries Chemical Services, Inc.	Nevada	74-1362353
Republic Dumpco, Inc.	Nevada	65-0772299
Republic Environmental Technologies, Inc.	Nevada	65-0768398
Republic Silver State Disposal, Inc.	Nevada	65-0768402
Allied Transfer Systems of New Jersey, LLC	New Jersey	86-0982078
Allied Waste of New Jersey, Inc.	New Jersey	22-3525350
Allied Waste Systems of New Jersey, LLC	New Jersey	86-0982077
American Materials Recycling Corp.	New Jersey	22-3211753
Automated Modular Systems, Inc.	New Jersey	22-2830098
BFI Energy Systems of Essex County, Inc.	New Jersey	76-0167158
BFI Transfer Systems of New Jersey, Inc.	New Jersey	22-3308380
BFI Waste Systems of New Jersey, Inc.	New Jersey	22-1755133
Browning-Ferris Industries of New Jersey, Inc.	New Jersey	22-2095920
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey	22-1947106
Newco Waste Systems of New Jersey, Inc.	New Jersey	16-1188724
Tom Luciano’s Disposal Service, Inc.	New Jersey	22-2035629
Total Solid Waste Recyclers, Inc.	New Jersey	22-2647500
Allied Waste Industries (New Mexico), Inc.	New Mexico	85-0444394
Allied Waste Niagara Falls Landfill, LLC	New York	20-4809296
Allied Waste of Long Island, Inc.	New York	86-0896185
Allied Waste Transfer Services of New York, LLC	New York	20-3651091
American Transfer Company, Inc.	New York	11-3189094
Browning-Ferris Industries of New York, Inc.	New York	14-1496692
CECOS International, Inc.	New York	16-1069544
Island Waste Services Ltd.	New York	11-2815030
Menands Environmental Solutions, LLC	New York	20-1644884
Tricil (N.Y.), Inc.	New York	16-0875255
Waste Services of New York, Inc.	New York	22-3515302
Wayne County Land Development, LLC	New York	20-1687434
Allied Waste Systems of North Carolina, LLC	North Carolina	20-3626667
Allied Waste Transfer Services of North Carolina, LLC	North Carolina	20-3147983
Lake Norman Landfill, Inc.	North Carolina	56-2076617
Republic Services of North Carolina, LLC	North Carolina	65-0972930
Republic Services Real Estate Holding, Inc.	North Carolina	65-1024362

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Allied Waste Transfer Services of Lima, LLC	Ohio	20-3880719
AWIN Leasing II, LLC	Ohio	86-1015694
Carbon Limestone Landfill, LLC	Ohio	20-2059890
Celina Landfill, Inc.	Ohio	31-0813291
Cherokee Run Landfill, Inc.	Ohio	31-1061009
County Environmental Landfill, LLC	Ohio	20-2060052
County Land Development Landfill, LLC	Ohio	20-2059973
Dempsey Waste Systems II, Inc.	Ohio	91-2094398
General Refuse Service of Ohio, L.L.C.	Ohio	—
Lorain County Landfill, LLC	Ohio	20-2059931
Lucas County Landfill, LLC	Ohio	20-2060013
Noble Road Landfill, Inc.	Ohio	34-1625432
Ohio Republic Contracts, Inc.	Ohio	65-1024359
Port Clinton Landfill, Inc.	Ohio	20-1095124
Preble County Landfill, Inc.	Ohio	81-0579596
R.C. Miller Enterprises, Inc.	Ohio	34-1727361
R.C. Miller Refuse Service Inc.	Ohio	34-1041193
Republic Ohio Contracts, LLC	Ohio	—
Republic Services of Ohio Hauling, LLC	Ohio	65-0872369
Republic Services of Ohio I, LLC	Ohio	65-0872405
Republic Services of Ohio II, LLC	Ohio	65-0872404
Republic Services of Ohio III, LLC	Ohio	65-0872403
Republic Services of Ohio IV, LLC	Ohio	65-0872402
Ross Bros. Waste & Recycling Co.	Ohio	31-1362843
The Ecology Group, Inc.	Ohio	31-1370194
Williams County Landfill Inc.	Ohio	34-1167514
ADS, Inc.	Oklahoma	73-1379293
Allied Waste Services of Stillwater, Inc.	Oklahoma	73-1286140
American Disposal Services of Missouri, Inc.	Oklahoma	73-1417578
BFI Waste Systems of Oklahoma, LLC	Oklahoma	86-1024464
Oklahoma City Landfill, L.L.C.	Oklahoma	86-0901510
Pittsburg County Landfill, Inc.	Oklahoma	73-1379294
Agri-Tech, Inc. of Oregon	Oregon	93-0831569
Albany — Lebanon Sanitation, Inc.	Oregon	93-0593828
Allied Waste Transfer Services of Oregon, LLC	Oregon	20-4682479
Bio-Med of Oregon, Inc.	Oregon	93-0666288
Capitol Recycling and Disposal, Inc.	Oregon	93-1197641
Corvallis Disposal Co.	Oregon	93-0422468
Dallas Disposal Co.	Oregon	93-0686961
Grants Pass Sanitation, Inc.	Oregon	93-1149631
Keller Drop Box, Inc.	Oregon	93-0775047
McInnis Waste Systems, Inc.	Oregon	93-1100152
Peltier Real Estate Company	Oregon	93-0622305
Portable Storage Co.	Oregon	93-0677497

	State or Other	I.R.S.
	Jurisdiction of	Employer
	Incorporation or	Identification
Guarantor	Organization	Number

Rossman Sanitary Service, Inc.	Oregon	93-0524701
Source Recycling, Inc.	Oregon	93-0676813
United Disposal Service, Inc.	Oregon	93-0625022
Valley Landfills, Inc.	Oregon	93-0623113
Waste Control Systems, Inc.	Oregon	93-0608475
WDTR, Inc.	Oregon	93-0970896
Willamette Resources, Inc.	Oregon	93-0636217
Allied Acquisition Pennsylvania, Inc.	Pennsylvania	52-2038566
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania	86-1020961
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania	86-1024460
BFI Waste Services of Pennsylvania, LLC	Pennsylvania	86-1020962
Greenridge Reclamation, LLC	Pennsylvania	86-1026336
Greenridge Waste Services, LLC	Pennsylvania	86-1026337
McCusker Recycling, Inc.	Pennsylvania	23-2558840
New Morgan Landfill Company, Inc.	Pennsylvania	23-2645522
Flint Hill Road, LLC	South Carolina	86-1014460
NationsWaste Catawba Regional Landfill, Inc.	South Carolina	58-2376936
Allied Waste Industries of Tennessee, Inc.	Tennessee	62-1589834
Barker Brothers Waste, Incorporated	Tennessee	62-1119788
Browning-Ferris Industries of Tennessee, Inc.	Tennessee	62-0566788
Madison County Development, LLC	Tennessee	20-1187869
Northwest Tennessee Disposal Corporation	Tennessee	22-3091901
Action Disposal, Inc.	Texas	74-2679234
Desarrollo del Rancho La Gloria TX, LP	Texas	81-0636822
El Centro Landfill, L.P.	Texas	75-3088544
Frontier Waste Services, L.P.	Texas	76-0604271
Republic Waste Services of Texas, Ltd.	Texas	65-0963067
South Central Texas Land Co. TX, LP	Texas	81-0363867
Total Roll-Offs, L.L.C.	Texas	74-2895613
Allied Waste Transfer Services of Utah, Inc.	Utah	20-2298486
ECDC Environmental, L.C.	Utah	87-0507247
Frontier Waste Services (Utah), LLC	Utah	—
Wasatch Regional Landfill, Inc.	Utah	20-0960443
623 Landfill, Inc.	Virginia	59-3800507
Cumberland County Development Company, LLC	Virginia	20-1645866
Obscurity Land Development, LLC	Virginia	20-5046288
Republic Services of Virginia, LLC	Virginia	65-0976277
Rabanco Companies	Washington	91-1312267
Rabanco Recycling, Inc.	Washington	91-1406993
Rabanco, Ltd.	Washington	91-0714701
WJR Environmental, Inc.	Washington	91-1525369
Sandy Hollow Landfill Corp.	West Virginia	22-3017041

EXPLANATORY NOTE

This Amendment No. 4 to the Registration Statement on Form S-4 is being filed for the sole purpose of showing marks on the EDGAR submission to reflect changes made to the Registration Statement in Amendment No. 3. No changes to the text of the Registration Statement have been made since Amendment No. 3, other than to the date of filing.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED June 15, 2010

PRELIMINARY PROSPECTUS
Republic Services, Inc.

Offers to Exchange all Outstanding and Unregistered
5.00% Notes due 2020;
5.25% Notes due 2021;
5.50% Notes due 2019; and
6.20% Notes due 2040
for
5.00% Notes due 2020;
5.25% Notes due 2021;
5.50% Notes due 2019; and
6.20% Notes due 2040
Which Have Been Registered Under the Securities Act

This prospectus and accompanying letter of transmittal relate to our proposed offers to exchange up to $850,000,000 aggregate principal amount of 5.00% notes due 2020 (the “2020 exchange notes”), $600,000,000 aggregate principal amount of 5.25% notes due 2021 (the “2021 exchange notes”), $650,000,000 aggregate principal amount of 5.50% notes due 2019 (the “2019 exchange notes”), and $650,000,000 aggregate principal amount of 6.20% notes due 2040 (the “2040 exchange notes”), all of which are registered under the Securities Act of 1933, as amended, for any and all of our unregistered 5.00% notes due 2020, 5.25% notes due 2021, 5.50% notes due 2019 and 6.20% notes due 2040 that were issued on March 4, 2010, September 8, 2009, November 25, 2009 and March 4, 2010, respectively. The 2020 exchange notes, the 2021 exchange notes, the 2019 exchange notes and the 2040 exchange notes are collectively referred to herein as the “exchange notes”. The unregistered notes are, and the exchange notes will be, fully and unconditionally and jointly and severally guaranteed by substantially all of our direct and indirect subsidiaries. All references to the unregistered notes and the exchange notes include references to the related guarantees. The unregistered notes have certain transfer restrictions. The exchange notes will be freely transferable.

The principal features of the exchange offers are as follows:

EACH EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          ,          , 2010, UNLESS WE EXTEND THE OFFER.

•	You may withdraw tendered outstanding unregistered notes at any time prior to the expiration of the applicable exchange offer.

•	We will exchange all outstanding unregistered notes that are validly tendered and not validly withdrawn prior to the expiration of the applicable exchange offer for an equal principal amount of the applicable exchange notes.

•	The terms of each series of the exchange notes to be issued are substantially similar to the applicable unregistered notes, except they are registered under the Securities Act, do not have any transfer restrictions and do not have registration rights or rights to additional interest.

•	The exchange of unregistered notes for exchange notes pursuant to the exchange offers will not be a taxable event for U.S. federal income tax purposes.

•	We will not receive any proceeds from the exchange offers.

•	We do not intend to apply for listing of the exchange notes on any securities exchange or automated quotation system.

Please see “Risk Factors” beginning on page 11 for a discussion of certain factors you should consider in connection with the exchange offers.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is          , 2010.

Each holder of an unregistered note wishing to accept an exchange offer must deliver the unregistered note to be exchanged, together with the letter of transmittal that accompanies this prospectus and any other required documentation, to the applicable exchange agent identified in this prospectus. Alternatively, you may effect a tender of unregistered notes by book-entry transfer into the applicable exchange agent’s account at The Depository Trust Company (“DTC”). All deliveries are at the risk of the holder. You can find detailed instructions concerning delivery in the section called “The Exchange Offers” in this prospectus and in the accompanying letter of transmittal.

If you are a broker-dealer that receives exchange notes for your own account, you must acknowledge that you will deliver a prospectus in connection with any resale of the exchange notes. The letter of transmittal accompanying this prospectus states that, by so acknowledging and by delivering a prospectus, you will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act. You may use this prospectus, as we may amend or supplement it in the future, for your resales of exchange notes. We will use commercially reasonable efforts to have the registration statement, of which this prospectus forms a part, remain effective for a period ending on the earlier of (i) 180 days from the date on which this registration statement is declared effective and (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. We will also amend or supplement this prospectus during this 180-day period, if requested by one or more participating broker-dealers, in order to expedite or facilitate such resales.

ABOUT THIS PROSPECTUS

You should rely only on the information contained in this prospectus and in any applicable prospectus supplement. We have not authorized any other person to provide you with different information. The information contained in this prospectus and any applicable prospectus supplement are accurate only as of the date such information is presented. Our business, financial condition, results of operations and prospects may have subsequently changed. You should also read this prospectus together with the additional information described under the heading “Where You Can Find More Information.”

This prospectus may be supplemented from time to time to add, update or change information in this prospectus. Any statement contained in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in such prospectus supplement modifies or supersedes such statement. Any statement so modified will be deemed to constitute a part of this prospectus only as so modified, and any statement so superseded will be deemed not to constitute a part of this prospectus.

The registration statement containing this prospectus, including the exhibits to the registration statement, provides additional information about us and the securities offered under this prospectus. For further information relating to us and the exchange notes, we refer you to the registration statement and its exhibits, from which this prospectus incorporates important business and financial information about us that is not included in or delivered herewith. You may obtain a copy of the registration statement and its exhibits, free of charge, by oral or written request directed to: Republic Services, Inc., 18500 North Allied Way, Phoenix, AZ 85054, Attention: Investor Relations, Phone: (480) 627-2700. To ensure timely delivery, please make your request as soon as practicable and, in any event, no later than five business days prior to the expiration of this exchange offer. The registration statement, including the exhibits, can also be read on the website of the Securities and Exchange Commission or at the offices of the SEC mentioned under the heading “Where You Can Find More Information.”

Company References

As used in this prospectus the terms the “Company,” “Republic,” “we,” “us,” and “our” may, depending upon the context, refer to Republic Services, Inc., our consolidated subsidiaries or to all of them taken as a whole.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any prospectus supplement and the documents incorporated by reference herein and therein contain certain forward-looking information about us. Forward-looking statements are statements that are not historical facts. Words such as “guidance,” “expect,” “will,” “may,” “anticipate,” “could” and similar expressions are intended to identify forward-looking statements. These statements include statements about the expected benefits of our merger with Allied Waste Industries, Inc. (“Allied”), our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risk and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that the expectations will prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are:

•	the impact on us of our substantial post-merger indebtedness, including our ability to obtain financing on acceptable terms to finance our operations and growth strategy and to operate within the limitations imposed by financing arrangements and the fact that any downgrade in our bond ratings could adversely impact us;

•	general economic and market conditions including, but not limited to, the current global economic and financial market crisis, inflation and changes in commodity pricing, fuel, labor, risk and health insurance and other variable costs that are generally not within our control, and our exposure to credit and counterparty risk;

•	whether our estimates and assumptions concerning our selected balance sheet accounts, income tax accounts, final capping, closure, post-closure and remediation costs, available airspace, and projected costs and expenses related to our landfills and property and equipment (including our estimates of the fair values of the assets and liabilities acquired in our acquisition of Allied), and labor, fuel rates and economic and inflationary trends, turn out to be correct or appropriate;

•	competition and demand for services in the solid waste industry;

•	the fact that price increases or changes in commodity prices may not be adequate to offset the impact of increased costs, including but not limited to labor, third-party disposal and fuel, and may cause us to lose volume;

•	our ability to manage growth and execute our growth strategy;

•	our compliance with, and future changes in, environmental and flow control regulations and our ability to obtain approvals from regulatory agencies in connection with operating and expanding our landfills;

•	our ability to retain our investment grade ratings for our debt;

•	our dependence on key personnel;

•	our dependence on large, long-term collection, transfer and disposal contracts;

•	the fact that our business is capital intensive and may consume cash in excess of cash flow from operations;

•	that any exposure to environmental liabilities, to the extent not adequately covered by insurance, could result in substantial expenses;

•	risks associated with undisclosed liabilities of acquired businesses;

•	risks associated with pending and any future legal proceedings, including our matters currently pending with the Internal Revenue Service;

•	severe weather conditions, which could impair our financial results by causing increased costs, loss of revenue, reduced operational efficiency or disruptions to our operations;

•	compliance with existing and future legal and regulatory requirements, including limitations or bans on disposal of certain types of wastes or on the transportation of waste, which could limit our ability to conduct or grow our business, increase our costs to operate or require additional capital expenditures;

•	any litigation, audits or investigations brought by or before any governmental body;

•	workforce factors, including potential increases in our costs if we are required to provide additional funding to any multi-employer pension plan to which we contribute and the negative impact on our operations of union organizing campaigns, work stoppages or labor shortages;

•	the negative effect that trends toward requiring recycling, waste reduction at the source and prohibiting the disposal of certain types of wastes could have on volumes of waste going to landfills;

•	changes by the Financial Accounting Standards Board or other accounting regulatory bodies to generally accepted accounting principles or policies;

•	acts of war, riots or terrorism, including the events taking place in the Middle East and the continuing war on terrorism, as well as actions taken or to be taken by the United States or other governments as a result of further acts or threats of terrorism, and the impact of these acts on economic, financial and social conditions in the United States; and

•	the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond our control.

The risks included here are not exhaustive. Refer to “Risk Factors” for further discussion regarding our exposure to risks. You should be aware that any forward-looking statement made by us in this prospectus, any prospectus supplement or the documents incorporated herein or therein by reference or elsewhere, speaks only as of the date on which we make it. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect us. In light of these risks and uncertainties, you should keep in mind that any scenarios or results contained in any forward-looking statement made in this prospectus, any prospectus supplement or the documents incorporated herein or therein by reference or elsewhere might not occur. Readers are cautioned not to place undue reliance on these forward-looking statements. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SUMMARY

This summary highlights selected information contained elsewhere in this prospectus. Because this is only a summary, it may not contain all of the information you should consider in making your decision to participate in an exchange offer. To understand all of the terms of this offering and for a more complete understanding of our business, you should carefully read this entire prospectus and the documents incorporated by reference in this prospectus.

The Company

We are the second largest provider of services in the domestic non-hazardous solid waste industry as measured by revenue. We provide non-hazardous solid waste collection services for commercial, industrial, municipal and residential customers through 367 collection companies in 40 states and Puerto Rico and we also own or operate 217 transfer stations, 190 active solid waste landfills and 77 recycling facilities. We also operate 75 landfill gas and renewable energy projects.

Our operations are national in scope, but the physical collection and disposal of waste is very much a local business; therefore, the dynamics and opportunities differ in each of our markets. By combining local operating management with standardized business practices, we can drive greater overall operating efficiency across the company, while maintaining day-to-day operating decisions at the local level, closest to the customer. We implement this strategy through an organizational structure that groups our operations within a corporate, region and area structure. We manage our operations through four geographic operating segments which are also our reportable segments: Eastern, Midwestern, Southern and Western. Each of our regions is organized into several operating areas and each area contains multiple operating locations. Each of our regions and substantially all our areas provide collection, transfer, recycling and disposal services. We believe this structure facilitates the integration of our operations within each region, which is a critical component of our operating strategy, and allows us to maximize the growth opportunities in each of our markets and to operate the business efficiently, while maintaining effective controls and standards over operational and administrative matters, including financial reporting.

On December 5, 2008, we acquired all of the issued and outstanding shares of Allied Waste Industries, Inc. (“Allied”) in a stock-for-stock transaction for an aggregate purchase price of $12.1 billion, which included approximately $5.4 billion of debt, at fair value. As a condition of the merger with Allied, the Department of Justice (DOJ) required us to divest of certain assets and related liabilities. As of September 30, 2009, we completed our required divestitures. As a result of our acquisition of Allied, we committed to a restructuring plan related to our corporate overhead and other administrative and operating functions. The plan included closing our corporate office in Florida, consolidating administrative functions to Arizona, the former headquarters of Allied, and reducing staffing levels. The plan also included closing and consolidating certain operating locations and terminating certain leases. We believe that our merger with Allied created a strong operating platform that will allow us to continue to provide quality service to our customers and superior returns to our stockholders.

We had revenue of $8.2 billion and $3.7 billion and operating income of $1.6 billion and $0.3 billion for the years ended December 31, 2009 and 2008, respectively. In addition to our merger with Allied, a number of items impacted our 2009 and 2008 financial results. For a description of these items, see Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations — Overview of Our Business and Consolidated Results of Operations included in our Annual Report on Form 10-K for the year ended December 31, 2009, which is incorporated by reference herein.

For the first quarter, we had revenue of $2.0 billion and $2.1 billion and operating income of $0.4 million and $0.4 million for the three months ended March 31, 2010 and 2009, respectively. In addition to our merger with Allied, a number of items impacted our 2010 and 2009 financial results. For a description of these items, see Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations — Consolidated Results of Operations included in our Interim Report on Form 10-Q for the three months ended March 31, 2010, which is incorporated by reference herein. Operating results for interim periods are not necessarily indicative of the results that can be expected for a full year.

We were incorporated as a Delaware corporation in 1996. Our principal and administrative offices are located at 18500 North Allied Way, Phoenix, Arizona 85054. Our telephone number at that location is (480) 627-2700. Our web site is located at http://www.republicservices.com. The information on our website is not part of this prospectus.

The Exchange Offers

On September 9, 2009, we issued $650 million aggregate principal amount of 5.50% notes due 2019, on November 25, 2009, we issued $600 million aggregate principal amount of 5.25% notes due 2021 and on March 4, 2010, we issued $850 million aggregate principal amount of 5.00% notes due 2020 and $650 million aggregate principal amount of 6.20% notes due 2040. On those same days, we and the initial purchasers of the unregistered notes entered into a registration rights agreement in which we agreed that you, as a holder of unregistered notes, would be entitled to exchange your unregistered notes for exchange notes registered under the Securities Act of 1933, as amended. The exchange offers are intended to satisfy these rights. After the applicable exchange offer is completed, you will no longer be entitled to any registration rights with respect to your unregistered notes. Each series of exchange notes will be our obligations and will be entitled to the benefits of the applicable indenture relating to that series of exchange notes. The form and terms of the each series of exchange notes are identical in all material respects to the form and terms of the applicable unregistered notes, except that:

•	the exchange notes have been registered under the Securities Act and, therefore, will contain no restrictive legends;

•	the exchange notes will not have registration rights; and

•	the exchange notes will not have rights to additional interest.

The Exchange Offers	We are offering to exchange any and all of our 5.00% notes due 2020, 5.25% notes due 2021, 5.50% notes due 2019, and 6.20% notes due 2040, all of which have been registered under the Securities Act, for any and all of our outstanding unregistered 5.00% notes due 2020 that were issued September 8, 2009, unregistered 5.25% notes due 2021 that were issued November 25, 2009, unregistered 5.50% notes due 2019 that were issued March 4, 2010 and unregistered 6.20% notes due 2040 that were issued March 4, 2010. As of the date of this prospectus, $850 million in aggregate principal amount of our unregistered 5.00% notes due 2020, $600 million in aggregate principal amount of our unregistered 5.25% notes due 2021, $650 million in aggregate principal amount of our unregistered 5.50% notes due 2019 and $650 million in aggregate principal amount of our unregistered 6.20% notes due 2040 are outstanding.

Expiration of the Exchange Offers	The exchange offers will expire at 5:00 p.m., New York City time, on , 2010, unless we decide to extend any exchange offer.

Conditions of the Exchange Offers	We will not be required to accept for exchange any unregistered notes, and may amend or terminate an exchange offer, if any of the following conditions or events occurs:

• the applicable exchange offer or the making of any exchange by a holder of unregistered notes violates applicable law or any applicable interpretation of the staff of the SEC;

• any action or proceeding shall have been instituted or threatened with respect to the applicable exchange offer which, in our reasonable judgment, would impair our ability to proceed with the exchange offer; and

• any laws, rules or regulations or applicable interpretations of the staff of the SEC are issued or promulgated which, in our good faith determination, do not permit us to effect the applicable exchange offer.

We will give oral or written notice of any non-acceptance, amendment or termination to the registered holders of the unregistered notes as promptly as practicable. We reserve the right to waive any conditions of any exchange offer.

Resale of the Exchange Notes	Under existing interpretations of the Securities Act by the SEC contained in several no action letters to third parties, and subject to the immediately following sentence, we believe that the exchange notes would generally be freely transferable by holders thereof after the applicable exchange offer without further registration under the Securities Act (subject to certain representations required to be made by each holder of unregistered notes, as set forth below). However, any purchaser of notes who is an “affiliate” of us or any guarantor and any purchaser of notes who intends to participate in any exchange offer for the purpose of distributing the exchange notes:

• will not be able to rely on the interpretation of the staff of the SEC;

• will not be able to tender its unregistered notes in the exchange offer; and

• must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the notes unless such sale or transfer is made pursuant to an exemption from such requirements.

In addition, in connection with any resales of exchange notes, any broker dealer, which we refer to as a Participating Broker Dealer, which acquired the unregistered notes for its own account as a result of market making or other trading activities must deliver a prospectus meeting the requirements of the Securities Act. The SEC has taken the position that Participating Broker Dealers may fulfill their prospectus delivery requirements with respect to the exchange notes with this prospectus. If we receive notice from one or more Participating Broker Dealers in connection with an exchange offer or within 20 days after consummation of the exchange offer that such Participating Broker Dealer is exchanging or has exchanged notes acquired for the account of such Participating Broker Dealer as a result of market-making or other trading activities, we will agree to make available for a period of up to 180 days after consummation of the exchange offer a prospectus meeting the requirements of the Securities Act to any Participating Broker Dealer and any other persons with similar prospectus delivery requirements for use in connection with any resale of exchange notes. A Participating Broker Dealer or any other person that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the registration rights agreement (including certain indemnification rights and obligations thereunder).

Each holder of the unregistered notes who wishes to exchange their notes for exchange notes in an exchange offer will be required to make certain representations, including representations that:

• any exchange notes to be received by it will be acquired in the ordinary course of its business;

• it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the exchange notes; and

• it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of us or any guarantor.

Accrued Interest on the Exchange Notes and Unregistered Notes	Holders of unregistered notes whose unregistered notes are accepted for exchange in the exchange offers will be deemed to have waived the right to receive any payment in respect of interest on the unregistered notes accrued from the date of issuance or the last interest payment date, as applicable. Consequently, holders who exchange their unregistered notes for exchange notes will receive the same interest payment on the next interest payment date with respect to the unregistered notes and the first interest payment date with respect to the exchange notes following consummation of the exchange offers that they would have received if they had not accepted the exchange offer. We will pay interest on the exchange notes semi-annually on March 1 and September 1, commencing September 1, 2010 (in the case of the 2020 exchange notes and 2040 exchange notes), March 15 and September 15, commencing September 15, 2010 (in the case of the 2019 exchange notes), and May 15 and November 15, commencing November 15, 2010 (in the case of the 2021 exchange notes).

Procedures for Tendering Unregistered Notes	If you wish to participate in an exchange offer, you must:

• transmit a properly completed and signed letter of transmittal, and all other documents required by the letter of transmittal, to the applicable exchange agent at the address set forth in the letter of transmittal. These materials must be received by the applicable exchange agent before 5:00 p.m., New York City time, on          , 2010, the expiration date of the exchange offers. You must also provide physical delivery of your unregistered notes to the applicable exchange agent’s address as set forth in the letter of transmittal. The letter of transmittal must also contain the representations you must make to us as described under “The Exchange Offers — Procedures for Tendering”; or

• you may effect a tender of unregistered notes electronically by book-entry transfer into the exchange agent’s account at DTC. By tendering the unregistered notes by book-entry transfer, you must agree to be bound by the terms of the letter of transmittal.

Special Procedures for Beneficial Owners	If you are a beneficial owner of unregistered notes that are held through a broker-dealer, commercial bank, trust company or other nominee and you wish to tender such unregistered notes, you should contact the registered holder promptly and instruct them to tender your unregistered notes on your behalf.

Acceptance of Outstanding Notes and Delivery of Exchange Notes	Subject to customary conditions, we will accept outstanding unregistered notes that are properly tendered in the exchange offers and not withdrawn prior to the expiration date. The exchange notes will be delivered promptly following the expiration date.

Withdrawal Rights	You may withdraw the tender of your unregistered notes at any time prior to 5:00 p.m., New York City time, on , 2010, the expiration date.

Consequences of Failure to Exchange	If you are eligible to participate in the exchange offers and you do not tender your unregistered notes as described in this prospectus, your unregistered notes may continue to be subject to transfer restrictions. As a result of the transfer restrictions and the availability of exchange notes, the market for the unregistered notes is likely to be much less liquid than before the exchange offers. The unregistered notes will, after the exchange offers, bear interest at the same rate as the exchange notes. The unregistered notes will not retain any rights under the applicable registration rights agreement.

Material United States Federal Income Tax Considerations	The exchange of the unregistered notes for exchange notes pursuant to the exchange offers will not be a taxable event for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Considerations.”

Exchange Agents	U.S. Bank National Association has been appointed as the exchange agent for the 2020 exchange notes, 2021 exchange notes and 2040 exchange notes. The Bank of New York Mellon Trust Company, N.A., has been appointed as the exchange agent for the 2019 exchange notes.

Use of Proceeds	We will not receive any proceeds from the issuance of exchange notes in the exchange offers.

Summary Description of the Exchange Notes

The following summary contains basic information about the notes and is not intended to be complete. It may not contain all of the information that is important to you. Certain terms and conditions described below are subject to important limitations and exceptions. For a more complete description of the terms of the exchange notes, see “Description of the Notes”.

Issuer	Republic Services, Inc.

Exchange Notes	$850,000,000 aggregate principal amount of 5.00% notes due 2020.

$600,000,000 aggregate principal amount of 5.25% notes due 2021.

$650,000,000 aggregate principal amount of 5.50% notes due 2019.

$650,000,000 aggregate principal amount of 6.20% notes due 2040.

Maturity Dates	The 2020 exchange notes will mature on March 1, 2020.

The 2021 exchange notes will mature on November 15, 2021.

The 2019 exchange notes will mature on September 15, 2019.

The 2040 exchange notes will mature on March 1, 2040.

Interest Rate	Interest on the exchange notes will accrue from the last interest payment date on which interest was paid on the unregistered notes or, if no interest has been paid on the unregistered notes, from the date of issuance of the unregistered notes. Interest will accrue on the exchange notes at the annual rate of 5.00%, in the case of the 2020 exchange notes, 5.25%, in the case of the 2021 exchange notes, 5.50%, in the case of the 2019 exchange notes and 6.20%, in the case of the 2040 exchange notes.

Interest Payment Dates	March 1 and September 1, beginning September 1, 2010 for the 2020 exchange notes.

May 15 and November 15, beginning November 15, 2010 for the 2021 exchange notes.

March 15 and September 15, beginning September 15, 2010 for the 2019 exchange notes.

March 1 and September 1, beginning September 1, 2010 for the 2040 exchange notes.

Guarantees	The exchange notes initially will be guaranteed, fully and unconditionally and jointly and severally, by all of our subsidiaries that guarantee the unregistered notes and our credit facilities. Each guarantee will be a senior obligation of the guarantor, will rank equally with all unsecured and unsubordinated indebtedness of the guarantor from time to time outstanding, will rank senior to any subordinated indebtedness of the guarantor from time to time outstanding and will rank junior to any secured indebtedness of a guarantor from time to time outstanding to the extent of the value of the assets securing such.

Ranking	The exchange notes, like the unregistered notes, will be our unsecured unsubordinated obligations and will rank equally with all of our other unsecured and unsubordinated indebtedness from time to time outstanding. The exchange notes will be senior to any of our subordinated indebtedness from time to time outstanding and will rank junior to our secured indebtedness from time to time outstanding to the extent of the value of the assets securing such indebtedness. The exchange notes will also be effectively junior in right of payment to all existing and future liabilities, including trade payables, of our domestic subsidiaries that do not guarantee the notes and all of our foreign subsidiaries, which will not guarantee the notes.

Optional Redemption	At our option, we may redeem some or all of the exchange notes, at any time or from time to time at the redemption price described in this prospectus plus accrued and unpaid interest. The redemption prices are described under “Description of the Exchange Notes — Optional Redemption” in this prospectus.

Change of Control	If we experience specific kinds of changes of control, each holder of the exchange notes will have the right to require us to purchase all or a portion of such holder’s exchange notes, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest. See “Description of the Exchange Notes — Change in Control Triggering Event” in this prospectus.

Covenants	The indentures governing the exchange notes provide for certain limitations on our ability and the ability of certain of our subsidiaries to (i) create liens on the capital stock or indebtedness of any principal subsidiary or certain property and (ii) enter into sale and leaseback transactions.

Consolidations, Mergers and Sales of Assets	We may not consolidate, merge or sell substantially all of our assets as an entirety, unless, among other requirements: (i) the successor corporation assumes our obligations on the exchange notes and (ii) no Event of Default (as defined in the applicable indenture governing the exchange notes) has occurred and is continuing.

Events of Default — Cross Default	Failure to pay when due any of our obligations or any of our principal subsidiaries’ obligations in the aggregate principal amount of at least $25 million that continues for 25 days after notice to us by the trustee or holders of at least 25% in principal amount of any series of notes then outstanding constitutes a default under the applicable indenture governing the series of notes.

Discharge	The indentures governing the exchange notes are subject to defeasance and discharge under certain circumstances.

Investing in the exchange notes involves substantial risks. See “Risk Factors” beginning on page 11 for a discussion of certain risks relating to us, our business and an investment in the notes that you should carefully consider before investing in the exchange notes.

Summary Historical Consolidated Financial Data

The Statement of Operations Data and Other Operating Data for each of the years ended December 31, 2009, 2008, 2007, 2006 and 2005 and the Balance Sheet Data at December 31, 2009, 2008, 2007, 2006 and 2005 is derived from our audited consolidated financial statements. The Statement of Operations Data and Other Operating Data for the three months ended March 31, 2010 and 2009 and the Balance Sheet Data as of March 31, 2010 is derived from our unaudited condensed consolidated financial statements. You should not regard the results of operations for the three months ended March 31, 2010 as indicative of the results that may be expected for the entire fiscal year. You should read our discussion regarding “The Company” beginning on page 1.

The following information should be read in conjunction with our historical consolidated financial statements and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Interim Report on Form 10-Q for the three months ended March 31, 2010, and in our Annual Report on Form 10-K for the year ended December 31, 2009, which are incorporated by reference herein.

We are the second largest provider of services in the domestic non-hazardous solid waste industry, as measured by revenue. We provide non-hazardous solid waste collection services for commercial, industrial, municipal and residential customers through 367 collection companies in 40 states and Puerto Rico. We own or operate 217 transfer stations, 190 active solid waste landfills and 77 recycling facilities. We also operate 75 landfill gas and renewable energy projects. We completed our merger with Allied in December 2008.

On December 5, 2008, we acquired all of the issued and outstanding shares of Allied in a stock-for-stock transaction for an aggregate purchase price of $12.1 billion, which included approximately $5.4 billion of debt, at fair value.

We primarily used the proceeds from the unregistered notes to redeem or tender for certain of our outstanding senior notes before their scheduled maturity. As such for the three months ended March 31, 2010 and the year ended December 31, 2009, we incurred a loss on extinguishment of debt in the amount of $132.1 million and $134.1 million for premiums paid to repurchase debt, charges for unamortized debt discounts and professional fees paid to effectuate the repurchase of the senior notes.

These historical results are not necessarily indicative of the results to be expected in the future. Amounts are in millions, except per share data.

	Three Months Ended
	March 31,		Year Ended December 31,
	2010	2009	2009	2008	2007	2006	2005
	(Unaudited)

Statement of Operations Data:
Revenue	$1,957.7	$2,060.5	$8,199.1	$3,685.1	$3,176.2	$3,070.6	$2,863.9
Expenses:
Cost of operations	1,136.8	1,208.7	4,844.2	2,416.7	2,003.9	1,924.4	1,803.9
Depreciation, amortization and depletion	203.0	221.8	869.7	354.1	305.5	296.0	278.8
Accretion	20.2	23.3	88.8	23.9	17.1	15.7	14.5
Selling, general and administrative	210.3	217.5	880.4	434.7	313.7	315.0	289.5
Loss (gain) on disposition of assets and impairments, net	0.5	4.9	(137.0)	89.8	—	—	—
Restructuring charges	5.6	31.3	63.2	82.7	—	—	—

Operating income	381.3	353.0	1,589.8	283.2	536.0	519.5	477.2
Interest expense	(134.5)	(153.5)	(595.9)	(131.9)	(94.8)	(95.8)	(81.0)
Loss on extinguishment of debt	(132.3)	—	(134.1)	—	—	—	—
Interest income	—	0.7	2.0	9.6	12.8	15.8	11.4
Other income (expense), net	1.7	0.2	3.2	(1.6)	14.1	4.2	1.6

Income before income taxes	116.2	200.4	865.0	159.3	468.1	443.7	409.2
Provision for income taxes	51.0	87.0	368.5	85.4	177.9	164.1	155.5

Net income	65.2	113.4	496.5	73.9	290.2	279.6	253.7

Less: Income attributable to noncontrolling interests	(0.2)	(0.4)	(1.5)	(0.1)	—	—	—

Net income attributable to Republic Services, Inc.	$65.0	$113.0	$495.0	$73.8	$290.2	$279.6	$253.7

Basic earnings per share attributable to Republic Services, Inc. stockholders:
Basic earnings per share	$0.17	$0.30	$1.30	$0.38	$1.53	$1.41	$1.23

Weighted average common shares outstanding	381.4	378.9	379.7	196.7	190.1	198.2	207.0

Diluted earnings per share attributable to Republic Services, Inc. stockholders:
Diluted earnings per share	$0.17	$0.30	$1.30	$0.37	$1.51	$1.39	$1.20

Weighted average common and common equivalent shares outstanding	383.3	379.9	381.0	198.4	192.0	200.6	210.8

Cash dividends per common share	$0.1900	$0.1900	$0.7600	$0.7200	$0.5534	$0.4000	$0.3466

Other Operating Data:
Cash flows from operating activities	$299.1	$512.4	$1,396.5	$512.2	$661.3	$511.2	$747.8
Capital expenditures	208.4	193.4	826.3	386.9	292.5	326.7	309.0
Proceeds from sales of property and equipment	5.9	4.9	31.8	8.2	6.1	18.5	10.1

	As of March 31,	As of December 31,
	2010	2009	2008	2007	2006	2005
	(Unaudited)

Balance Sheet Data:
Cash and cash equivalents	$81.4	$48.0	$68.7	$21.8	$29.1	$131.8
Restricted cash and marketable securities	221.8	240.5	281.9	165.0	153.3	255.3
Total assets	19,465.3	19,540.3	19,921.4	4,467.8	4,429.4	4,550.5
Total debt	7,114.0	6,962.6	7,702.5	1,567.8	1,547.2	1,475.1
Total stockholders’ equity	7,568.7	7,567.1	7,282.5	1,303.8	1,422.1	1,605.8

RISK FACTORS

You should carefully consider the risks described below before making a decision to participate in the exchange offers. Prior to making a decision about whether to participate in the exchange offers, you should carefully consider all of the information set forth in this prospectus and any documents incorporated by reference herein and, in particular, the risks and uncertainties described below, together with the risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2009. The occurrence of any of those risks and uncertainties may materially adversely affect our financial condition, results of operations, cash flows or business. In that case, the price or value of our securities could decline and you could lose all or part of your investment. You are encouraged to perform your own investigation with respect to the exchange notes and our company. Some of the statements in this discussion of risk factors are forward-looking statements. See “Forward-Looking Statements.”

Risks Related to the Exchange Notes and the Exchange Offers

We have substantial indebtedness, which may limit our financial flexibility.

As of March 31, 2010, we had approximately $7.5 billion in principal value of debt and capital leases outstanding. This amount of indebtedness and our debt service requirements may limit our financial flexibility to access additional capital and make capital expenditures and other investments in our business, to withstand economic downturns and interest rate increases, to plan for or react to changes in our business and our industry, and to comply with the financial and other restrictive covenants of our debt instruments. Further, our ability to comply with the financial and other covenants contained in our debt instruments may be affected by changes in economic or business conditions or other events that are beyond our control. If we do not comply with these covenants and restrictions, we may be required to take actions such as reducing or delaying capital expenditures, reducing dividends, selling assets, restructuring or refinancing all or part of our existing debt, or seeking additional equity capital.

We may be able to incur substantially more debt. This could exacerbate the risks associated with our indebtedness.

We and our subsidiaries may be able to incur substantial additional indebtedness in the future. The exchange notes and the existing terms of our other debt do not prohibit us and our subsidiaries from incurring significant additional indebtedness in the future, subject to maintenance of certain financial covenants in our credit facilities. If new debt is added to our current debt levels, the related risks that we and our subsidiaries now face could intensify.

We may not be able to purchase the exchange notes if we experience a change of control triggering event.

If we experience a change of control triggering event, we will be required to offer to purchase each holder’s exchange notes at a price equal to 101% of their principal amount plus accrued and unpaid interest. When such change of control event occurs, we may not have sufficient financial resources to purchase all of the exchange notes that holders tender to us in connection with a change of control offer. The instruments governing our credit facilities also provide that a change of control will be a default that allows the lenders thereunder to accelerate the maturity of borrowings thereunder and we have other debt that must be repurchased upon a change of control. Any future debt agreements may contain similar provisions. Our failure to purchase the exchange notes as required under the applicable indenture governing the exchange notes would be a default, which could have material adverse consequences for us. See “Description of the Exchange Notes — Change of Control Triggering Event”.

The exchange notes and guarantees are unsecured and will be effectively subordinated to all of our and our subsidiary guarantors’ existing and future secured obligations to the extent of the collateral securing such obligations.

The exchange notes and guarantees are unsecured and will be effectively subordinated to all of our and our subsidiary guarantors’ secured obligations from time to time outstanding to the extent of the collateral securing such obligations. Our $1.75 billion and $1.0 billion revolving credit facilities are unsecured. As of March 31, 2010, we had $91.6 million of obligations under capital leases. The applicable indenture governing the exchange notes generally will allow us to incur liens in an amount up to, in addition to specified permitted liens, 20% of our consolidated net tangible assets. As of March 31, 2010, the book value of our property and equipment, including landfill development costs, approximated $6.6 billion.

We conduct a substantial portion of our operations through our subsidiaries. Not all of our subsidiaries will guarantee the exchange notes and assets of our non-guarantor subsidiaries may not be available to make payments on the exchange notes.

Cash flow and our ability to service debt, including the exchange notes, depends substantially on the distribution of earnings, loans or other payments made by our subsidiaries to us. If distributions from our subsidiaries to us were eliminated, delayed, reduced or otherwise impaired, our ability to make payments on the exchange notes would be substantially impaired. Payments on the exchange notes will only be required to be made by us and the subsidiary guarantors. The non-guarantor subsidiaries include subsidiaries that are not wholly owned, insurance companies, other finance-related subsidiaries and other subsidiaries which are not guarantors under our credit facilities. Because the non-guaranteeing subsidiaries may have other creditors and are not obligated to repay and do not guarantee repayment of the exchange notes, you cannot rely on such subsidiaries to make any payments on the exchange notes directly to you or to make sufficient distributions to enable us to satisfy our obligations to you under the exchange notes. If any or all of our non-guarantor subsidiaries become the subject of a bankruptcy, liquidation or reorganization, the creditors of the subsidiary or subsidiaries, including debt holders, must be paid in full out of the subsidiary’s or subsidiaries’ assets before any monies may be distributed to us as the holder of the equity in the subsidiary or subsidiaries.

The subsidiary guarantees of the exchange notes may be limited in duration.

The exchange notes will be guaranteed by substantially all of our subsidiaries. The subsidiary guarantors may be released from their respective obligations under the applicable indenture under certain circumstances. Under such circumstances the exchange notes would no longer have the benefit of subsidiary guarantees and holders of the exchange notes would no longer have direct claims against the subsidiary guarantors.

The subsidiary guarantees of the exchange notes may be subject to review under United States federal or state fraudulent transfer law, which could limit their enforceability.

To the extent that a United States court were to find that (x) the guarantees were incurred with intent to hinder, delay or defraud any present or future creditor, or a subsidiary guarantor contemplated insolvency with a design to prefer one or more creditors to the exclusion in whole or in part of others, or (y) the subsidiary issuing the guarantee did not receive fair consideration or reasonably equivalent value for issuing its guarantees and any subsidiary guarantor (i) was insolvent, (ii) was rendered insolvent by reason of the issuance of the guarantees, (iii) was engaged or about to engage in a business or transaction for which the remaining assets of a subsidiary guarantor constituted unreasonably small capital to carry on its business or (iv) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, that court could avoid or subordinate the guarantees in favor of a subsidiary guarantor’s other creditors. If the guarantees are subordinated, payments of principal and interest on the exchange notes generally would be subject to the prior payment in full of all other indebtedness of the subsidiary guarantor. Among other things, a legal challenge of the guarantees on fraudulent conveyance grounds may focus on the benefits, if any, realized by the subsidiary guarantor as a result of the issuance by us of the exchange notes. The extent (if any) to which a particular subsidiary guarantor may be deemed to have received such benefits may depend on our use of the proceeds of this offering, including the extent (if any) to which such proceeds or benefits therefrom are contributed to the subsidiary guarantor. The measure of insolvency for purposes of the foregoing will vary depending on the law of the applicable jurisdiction. Generally, however, an entity would be considered insolvent if the sum of its debts (including contingent or unliquidated debts) is greater than all of its property at a fair valuation or if the present fair saleable value of its assets is less than the amount that will be required to pay its probable liability under its existing debts as such debts become absolute and matured. Based upon financial and other information currently available to us, we presently believe that the guarantees are being incurred for proper purposes and in good faith, and that the subsidiary guarantors (i) are solvent and will continue to be solvent after issuing the guarantees, (ii) will have sufficient capital for carrying on their business after such issuance and (iii) will be able to pay their debts as they mature. There can be no assurance, however, that a court would necessarily agree with these conclusions, or determine that any particular subsidiary guarantor received fair consideration or reasonably equivalent value for issuing its guarantee.

Your ability to transfer the exchange notes may be limited by the absence of an active trading market, and there is no assurance that any active trading market will develop for the exchange notes.

There is no existing trading market for the exchange notes. We do not intend to have the exchange notes listed on a national securities exchange. The initial purchasers of the unregistered notes have advised us that they intend to make a market in the exchange notes, as permitted by applicable laws and regulations; however, the initial purchasers of the unregistered notes are not obligated to make a market in the exchange notes, and they may discontinue their market-making activities at any time without notice. Therefore, we cannot assure you that an active market for the exchange notes will develop or, if developed, that such a market will continue. In addition, subsequent to the exchange offers, the exchange notes may trade at a discount from their initial offering price, depending upon prevailing interest rates, the market for similar notes, our performance and other factors.

You may not be able to sell your unregistered notes if you do not exchange them for exchange notes in the applicable exchange offer.

If you do not exchange your unregistered notes for exchange notes in the applicable exchange offer, your unregistered notes will continue to be subject to the restrictions on transfer as stated in the legend on the unregistered notes. In general, you may not reoffer, resell or otherwise transfer the unregistered notes in the United States unless they are:

•	registered under the Securities Act;

•	offered or sold under an exemption from the Securities Act and applicable state securities laws; or

•	offered or sold in a transaction not subject to the Securities Act and applicable state securities laws.

We do not currently anticipate that we will register the offer or sale of the unregistered notes under the Securities Act.

Holders of the unregistered notes who do not tender their unregistered notes will have no further registration rights under the applicable registration rights agreement.

Holders who do not tender their unregistered notes will not have any further registration rights under the applicable registration rights agreement or otherwise and will not have rights to receive additional interest.

The market for unregistered notes may be significantly more limited after the exchange offers and you may not be able to sell your unregistered notes after the exchange offers.

If unregistered notes are tendered and accepted for exchange under the applicable exchange offer, the trading market for unregistered notes that remain outstanding may be significantly more limited. As a result, the liquidity of the unregistered notes not tendered for exchange could be adversely affected. The extent of the market for unregistered notes of any series and the availability of price quotations would depend upon a number of factors, including the number of holders of unregistered notes of that series remaining outstanding and the interest of securities firms in maintaining a market in the unregistered notes of that series. An issue of securities with a similar outstanding market value available for trading, which is called the “float,” may command a lower price than would be comparable to an issue of securities with a greater float. As a result, the market price for unregistered notes that are not exchanged in the exchange offers may be affected adversely as unregistered notes exchanged in the exchange offers reduce the float. The reduced float also may make the trading price of the unregistered notes that are not exchanged more volatile.

Your unregistered notes will not be accepted for exchange if you fail to follow the applicable exchange offer procedures and, as a result, your unregistered notes will continue to be subject to existing transfer restrictions and you may not be able to sell your unregistered notes.

We will not accept your unregistered notes for exchange if you do not follow the applicable exchange offer procedures. We will issue exchange notes as part of the applicable exchange offer only after timely receipt of your unregistered notes, a properly completed and duly executed letter of transmittal and all other required documents. Therefore, if you want to tender your unregistered notes, please allow sufficient time to ensure timely delivery. If we do not receive your unregistered notes, letter of transmittal and other required documents by the expiration date of the applicable exchange offer, we will not accept your unregistered notes for exchange. We are under no duty to give notification of defects or irregularities with respect to the tenders of unregistered notes for exchange. If there are defects or irregularities with respect to your tender of unregistered notes, we will not accept your unregistered notes for exchange.

Some persons who participate in the exchange offers must deliver a prospectus in connection with resales of the exchange notes.

Based on interpretations of the staff of the SEC contained in no action letters with third parties unrelated to us, we believe that you may offer for resale, resell or otherwise transfer the exchange notes without compliance with the registration and prospectus delivery requirements of the Securities Act so long as the conditions described in “The Exchange Offers — Resale of Exchange Notes” are satisfied. However, in some instances, including those described in this prospectus under “Plan of Distribution,” you will remain obligated to comply with certain prospectus delivery requirements of the Securities Act to transfer your exchange notes. In these cases, if you transfer any exchange note without delivering a prospectus meeting the requirements of the Securities Act or without an exemption from registration of your exchange notes under the Securities Act, you may incur liability under this Act. We do not and will not assume, or indemnify you against, this liability.

Risks Related to the Company

The downturn in the U.S. economy may continue to have an adverse impact on our operating results.

A weak economy generally results in decreases in the volumes of waste generated. In 2009, weakness in the U.S. economy had a negative effect on our revenue, operating results and operating cash flows. The current and previous economic slowdowns have negatively impacted the portion of our collection business servicing the manufacturing and construction industries and our proceeds from sales of recycled commodities. As a result of the global economic crisis, we may experience the negative effects of increased competitive pricing pressure and customer turnover as well. We cannot assure you that worsening economic conditions or a prolonged or recurring recession will not have a significant adverse impact on our consolidated financial condition, results of operations or cash flows. Further, we cannot assure you that an improvement in economic conditions will result in an immediate, or any, improvement in our consolidated financial condition, results of operations or cash flows.

The downturn in the U.S. economy may expose us to credit risk for amounts due from governmental agencies, large national accounts and others.

The weak U.S. economy has reduced the amount of taxes collected by various governmental agencies. We provide services to a number of these agencies including numerous municipalities. These governmental agencies may suffer financial difficulties resulting from a decrease in tax revenue and may ultimately be unable or unwilling to pay amounts owed to us. In addition, the weak economy may cause other customers, including our large national accounts, to suffer financial difficulties and ultimately to be unable or unwilling to pay amounts owed to us. This could have a negative impact on our consolidated financial condition, results of operations and cash flows.

The downturn in the U.S. economy and in the financial markets could expose us to counter-party risk associated with our derivatives.

To reduce our exposure to fluctuations in various commodities and interest rates, we have entered into a number of derivative agreements. These derivative agreements require us or the counter-party to such agreements to make payments to the other party if the price of certain commodities or interest rates vary from a specified amount. A continued downturn in the U.S. economy or in the financial markets could adversely impact the financial stability of the counter-parties with which we do business, potentially limiting their ability to fulfill their obligations under our derivative agreements. This could have a negative impact on our consolidated financial condition, results of operations and cash flows.

The waste industry is highly competitive and includes competitors that may have greater financial and operational resources, flexibility to reduce prices and other competitive advantages that could make it difficult for us to compete effectively.

We principally compete with large national waste management companies, municipalities and numerous regional and local companies for collection and disposal accounts. Competition for collection accounts is primarily based on price and the quality of services. Competition for disposal business is primarily based on disposal costs, geographic location and quality of operations. Some of our competitors may have greater financial and operational resources than us. Many counties and municipalities that operate their own waste collection and disposal facilities have the benefits of tax revenue or tax-exempt financing. Our ability to obtain solid waste volume for our landfills may also be limited by the fact that some major collection companies also own or operate landfills to which they send their waste. In markets in which we do not own or operate a landfill, our collection operations may operate at a disadvantage to fully integrated competitors. As a result of these factors, we may have difficulty competing effectively from time to time or in certain markets. If we were to lower prices to address these competitive issues, it could negatively impact our revenue growth and profitability.

Price increases may not be adequate to offset the impact of increased costs and may cause us to lose volume.

We seek to secure price increases necessary to offset increased costs (including fuel and environmental costs), to improve operating margins and to obtain adequate returns on our substantial investments in assets such as our landfills. From time to time, our competitors may reduce their prices in an effort to expand their market share. Contractual, general economic or market-specific conditions may also limit our ability to raise prices. As a result, we may be unable to offset increases in costs, improve our operating margins and obtain adequate investment returns through price increases. We may also lose volume to lower-cost competitors.

Increases in the cost of fuel or petrochemicals will increase our operating expenses, and we cannot assure you that we will be able to recover fuel or oil cost increases from our customers.

We depend on fuel to run our collection and transfer trucks and other equipment used for collection, transfer, and disposal. We buy fuel in the open market. Fuel prices are unpredictable and can fluctuate significantly based on events beyond our control, including geopolitical developments, actions by the Organization of the Petroleum Exporting Countries and other oil and gas producers, supply and demand for oil and gas, war, terrorism and unrest in oil-producing countries, and regional production patterns. We may not be able to offset such volatility through fuel surcharges. For example, our fuel costs were $349.8 million in 2009, representing 4.3% of our revenue compared to $235.3 million in 2008, representing 6.4% of our revenue. This decrease in fuel costs as a percent of revenue primarily reflects a decrease in the price of fuel.

In order to manage our exposure to volatility in fuel prices, we have entered into multiple swap agreements whereby we receive or make payments to counter-parties if the price of fuel varies from a specified amount. However, we do not hedge our entire fuel usage. During 2009, only 6.4% of our fuel purchases were hedged.

Over the last several years, regulations have been adopted mandating the reduction of vehicle tail pipe emissions and, in October 2009, the EPA indicated it will establish the first U.S. standards for greenhouse gas emissions from automobiles. The regulations could affect the type of fuel our trucks use and could materially increase the cost and consumption of our fuel. Our operations also require the use of products (such as liners at our landfills) whose costs may vary with the price of petrochemicals. An increase in the price of petrochemicals could increase the cost of those products, which would increase our operating and capital costs. We are also susceptible to increases in indirect fuel surcharges from our vendors.

Fluctuations in prices for recycled commodities that we sell to customers may adversely affect our consolidated financial condition, results of operations and cash flows.

We process recyclable materials such as paper, cardboard, plastics, aluminum and other metals for sale to third parties. Our results of operations may be affected by changing prices or market requirements for recyclable materials. The resale and purchase prices of, and market demand for, recyclable materials can be volatile due to changes in economic conditions and numerous other factors beyond our control. These fluctuations may affect our consolidated financial condition, results of operations and cash flows.

Adverse weather conditions may limit our operations and increase the costs of collection and disposal.

Our collection and landfill operations could be adversely impacted by extended periods of inclement weather, or by increased severity of weather and climate extremes resulting in the future from climate change, any of which could increase the volume of waste collected under our existing contracts (without corresponding compensation), interfere with collection and landfill operations, delay the development of landfill capacity or reduce the volume of waste generated by our customers. In addition, adverse weather conditions may result in the temporary suspension of our operations, which can significantly affect our operating results in the affected regions during those periods.

We currently have matters pending with the Internal Revenue Service (the “IRS”), which could result in large cash expenditures and could have a material adverse impact on our operating results and cash flows.

We are currently under examination by the IRS with regard to Allied’s federal income tax returns for tax years 2007 and 2008, and Allied’s 2000 through 2006 federal income tax returns are at appeals. Republic is under audit for its 2007 and 2008 federal income tax returns, and under examination for its 2008 federal income tax return.

During its examination of Allied’s 2002 tax year, the IRS asserted that a 2002 redemption of four partnership interests in waste-to-energy businesses should have been recharacterized as disguised sale transactions. This issue is currently before the Appeals Division of the IRS. The Company believes its position is supported by relevant technical authorities and strong business purpose and we intend to vigorously defend our position on this matter. The potential tax and interest through December 31, 2009 (to the extent unpaid) have been fully reserved in our consolidated balance sheet. A disallowance would not materially affect our consolidated results of operations; however, a deficiency payment would adversely impact our cash flow in the period the payment was made. The accrual of additional interest charges through the time this matter is resolved will affect our consolidated results of operations. In addition, the successful assertion by the IRS of penalty and penalty-related interest in connection with this matter could have a material adverse impact on our consolidated financial condition, results of operations and cash flows.

Additionally, during its examination of Allied’s 2000 through 2003 tax years, the IRS proposed that certain landfill costs be allocated to the collection and control of methane gas that is naturally emitted from landfills. The IRS’ position is that the methane gas emitted by a landfill constitutes a joint product resulting from landfill operations and, therefore, associated costs should not be expensed until the methane gas is sold or otherwise disposed. We believe we have several meritorious defenses, including the fact that methane gas is not actively produced for sale by us but rather arises naturally in the context of providing disposal services. Therefore, we believe that the resolution of this issue will not have a material adverse impact on our consolidated financial position, results of operations or cash flows.

For additional information on these matters, see Note 10, Income Taxes, to our consolidated financial statements in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2009 and Note 8, Income Taxes, to our unaudited consolidated financial statements in Item 1 of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

Other matters may also arise in the course of tax audits that could adversely impact our consolidated financial condition, results of operations or cash flows.

We may be unable to execute our financial strategy.

Our ability to execute our financial strategy depends on our ability to maintain investment grade ratings on our senior debt. The credit rating process is contingent upon a number of factors, many of which are beyond our control. We cannot assure you that we will be able to maintain our investment grade ratings in the future. Our interest expense would increase and our ability to obtain financing on favorable terms may be adversely affected should we fail to maintain investment grade ratings.

Our financial strategy is also dependent on our ability to generate sufficient cash flow to reinvest in our existing business, fund internal growth, acquire other solid waste businesses, pay dividends, reduce indebtedness and minimize borrowings, and take other actions to enhance shareholder value. We cannot assure you that: we will be successful in executing our broad-based pricing program; we will generate sufficient cash flow to execute our financial strategy; we will be able to pay cash dividends at our present rate, that we will be able to increase the amount of such dividends, or that we will be able to reinstitute our share repurchase program.

A downgrade in our bond ratings could adversely affect our liquidity by increasing the cost of debt and financial assurance instruments.

While downgrades of our bond ratings may not have an immediate impact on our cost of debt or liquidity, they may impact our cost of debt and liquidity over the near to medium term. If the rating agencies downgrade our debt, this may increase the interest rate we must pay to issue new debt, and it may even make it prohibitively expensive for us to issue new debt. If our debt ratings are downgraded, future access to financial assurance markets at a reasonable cost, or at all, also may be adversely impacted.

The solid waste industry is a capital-intensive industry and the amount we spend on capital expenditures may exceed current expectations, which could require us to obtain additional funding for our operations or impair our ability to grow our business.

Our ability to remain competitive and to grow and expand our operations largely depends on our cash flow from operations and access to capital. If our capital efficiency programs are unable to offset the impact of inflation and business growth, it may be necessary to increase the amount we spend. Additionally, if we make acquisitions or further expand our operations, the amount we expend on capital, capping, closure, post-closure and environmental remediation expenditures will increase. Our cash needs also will increase if the expenditures for capping, closure, post-closure and remediation activities increase above our current estimates, which may occur over a long period due to changes in federal, state or local government requirements and other factors beyond our control. Increases in expenditures would negatively impact our cash flows.

Over the last several years, regulations have been adopted mandating the reduction of vehicle tail pipe emissions. These regulations have caused some increases in the costs of the collection vehicles we buy. The EPA recently has indicated it intends to adopt further regulations addressing greenhouse gas emissions from automobiles. As a result, we could experience an increase in capital costs. This also could cause an increase in vehicle operating costs or a reduction in operating efficiency. We may reduce the number of vehicles we purchase until manufacturers adopt the new standards to increase efficiency.

We may be unable to obtain or maintain required permits or to expand existing permitted capacity of our landfills, which could decrease our revenue and increase our costs.

We cannot assure you that we will successfully obtain or maintain the permits we require to operate our business because permits to operate non-hazardous solid waste landfills and to expand the permitted capacity of existing landfills have become more difficult and expensive to obtain and maintain. Permits often take years to obtain as a result of numerous hearings and compliance requirements with regard to zoning, environmental and other regulations. These permits are also often subject to resistance from citizen or other groups and other political pressures. Local communities and citizen groups, adjacent landowners or governmental agencies may oppose the issuance of a permit or approval we may need, allege violations of the permits under which we currently operate or laws or regulations to which we are subject, or seek to impose liability on us for environmental damage. Responding to these challenges has, at times, increased our costs and extended the time associated with establishing new facilities and expanding existing facilities. In addition, failure to receive regulatory and zoning approval may prohibit us from establishing new facilities, maintaining permits for our facilities or expanding existing facilities. Our failure to obtain the required permits to operate our non-hazardous solid waste landfills could have a material adverse impact on our consolidated financial condition, results of operations and cash flows. In addition, we may have to dispose collected waste at landfills operated by our competitors or haul the waste long distances at a higher cost to one of our landfills, either of which could significantly increase our waste disposal costs.

The waste industry is subject to extensive government regulation, and existing or future regulations may restrict our operations, increase our costs of operations or require us to make additional capital expenditures.

If we inadequately accrue for landfill capping, closure and post-closure costs, our financial condition and results of operations may be adversely affected.

A landfill must be closed and capped, and post-closure maintenance commenced, once the permitted capacity of the landfill is reached and additional capacity is not authorized. We have significant financial obligations relating to capping, closure and post-closure costs at our existing owned or operated landfills, and will have material financial obligations with respect to any future owned or operated landfills. We establish accruals for the estimated costs associated with capping, closure and post-closure financial obligations. We could underestimate such accruals, and our financial obligations for capping, closure or post-closure costs could exceed the amount accrued or amounts otherwise receivable pursuant to trust funds established for this purpose. Such a shortfall could result in significant unanticipated charges to income. Additionally, if a landfill is required to be closed earlier than expected or its remaining airspace is reduced for any other reason, the accruals for capping, closure and post-closure could be required to be accelerated, which could have a material adverse impact on our consolidated financial condition, results of operations and cash flows.

We cannot assure you that we will continue to operate our landfills at current volumes due to the use of alternatives to landfill disposal caused by state requirements or voluntary initiatives.

Most of the states in which we operate landfills require counties and municipalities to formulate comprehensive plans to reduce the volume of solid waste deposited in landfills through waste planning, composting and recycling, or other programs. Some state and local governments mandate waste reduction at the source and prohibit the disposal of certain types of wastes, such as yard waste, at landfills. Although such actions are useful in protecting our environment, these actions, as well as voluntary private initiatives by customers to reduce waste or seek disposal alternatives, have and may in the future reduce the volume of waste going to landfills in certain areas. If this occurs, we cannot assure you that we will be able to operate our landfills at their current volumes or charge current prices for landfill disposal services due to the decrease in demand for such services.

The possibility of landfill and transfer station site development projects, expansion projects or pending acquisitions not being completed or certain other events could result in a material charge to income.

We capitalize certain expenditures relating to development, expansion and other projects. If a facility or operation is permanently shut down or determined to be impaired, or a development or expansion project is not completed or is determined to be impaired, we will charge any unamortized capitalized expenditures to income relating to such facility or project that we are unable to recover through sale, transfer or otherwise. In future periods, we may incur charges against earnings in accordance with this policy, or other events may cause impairments. Such charges could have a material adverse impact on our consolidated financial condition, results of operations and cash flows.

We are subject to costly environmental regulations and flow-control regulations that may affect our operating margins, restrict our operations and subject us to additional liability.

Complying with laws and regulations governing the use, treatment, storage, transfer and disposal of solid and hazardous wastes and materials, air quality, water quality and the remediation of contamination associated with the release of hazardous substances is costly. Laws and regulations often require us to enhance or replace our equipment and to modify landfill operations or initiate final closure of a landfill. We cannot assure you that we will be able to implement price increases sufficient to offset the costs of complying with these laws and regulations. In addition, environmental regulatory changes could accelerate or increase expenditures for capping, closure and post-closure, and environmental and remediation activities at solid waste facilities and obligate us to spend sums in addition to those presently accrued for such purposes.

Our collection, transfer, and landfill operations are, and may in the future continue to be, affected by state or local laws or regulations that restrict the transportation of solid waste across state, county or other jurisdictional lines. Such laws and regulations could negatively affect our operations, resulting in declines in landfill volumes and increased costs of alternate disposal.

In addition to the costs of complying with environmental regulations, we incur costs to defend against litigation brought by government agencies and private parties who may allege we are in violation of our permits and applicable environmental laws and regulations, or who assert claims alleging environmental damage, personal injury or property damage. As a result, we may be required to pay fines or implement corrective measures, or we may have our permits and licenses modified or revoked. A significant judgment against us, the loss of a significant permit or license, or the imposition of a significant fine could have a material adverse impact on our consolidated financial condition, results of operations and cash flows. We establish accruals for our estimates of the costs associated with our environmental obligations. We could underestimate such accruals and remediation costs could exceed amounts accrued. Such shortfalls could result in significant unanticipated charges to income.

Regulation of greenhouse gas emissions could impose costs on our operations, the magnitude of which we cannot yet estimate.

Efforts to curtail the emission of greenhouse gases (GHGs), to ameliorate the effect of climate change, continue to advance on the federal, regional, and state level. Our landfill operations emit methane, identified as a GHG. In June 2009, the U.S. House of Representatives passed a bill that would regulate GHGs comprehensively. While the centerpiece of that bill would be a GHG emission allowance cap-and-trade system, landfills would not be compelled to hold allowances for their GHG emissions. Rather, they would be subject to certain further emission controls to be determined through administrative rule-making. Senate passage of counterpart legislation, and whether such legislation would treat landfills in the same manner, is uncertain. Should comprehensive federal climate change legislation be enacted, we expect it to impose costs on our operations, the materiality of which we cannot predict.

Absent comprehensive federal legislation to control GHG emissions, EPA is moving ahead administratively under its existing Clean Air Act authority. In October 2009, EPA published a Proposed Prevention of Significant Deterioration and Title V Greenhouse Gas Tailoring Rule (“PSD tailoring rule”). The proposed rule would set new thresholds for GHG emissions that define when Clean Air Act permits would be required and would “tailor” these programs to limit which facilities would be required to obtain permits. EPA’s legal authority to “tailor” this rule in the manner it proposed has been challenged. If finalized as proposed, many of our landfills would be subject to the PSD tailoring rule, which could require permit amendments and additional emission controls. In December 2009, EPA finalized its finding that six GHGs endanger public health. While EPA made its finding in the context of regulating air emissions from motor vehicles, other Clean Air Act provisions appear to compel EPA to make comparable findings for stationary sources, such as landfills. We cannot predict the requirements or effective date of stationary source rules that might apply to landfills as a result of this endangerment finding and, accordingly, we cannot assure you that further developments in this area will not have a material effect on our landfill operations or on our consolidated financial condition, results of operations or cash flows.

We may have potential environmental liabilities that are not covered by our insurance. Changes in insurance markets also may impact our financial results.

We may incur liabilities for the deterioration of the environment as a result of our operations. We maintain high deductibles for our environmental liability insurance coverage. If we were to incur substantial liability for environmental damage, our insurance coverage may be inadequate to cover such liability. This could have a material adverse impact on our consolidated financial condition, results of operations and cash flows.

Also, due to the variable condition of the insurance market, we may experience future increases in self- insurance levels as a result of increased retention levels and increased premiums. As we assume more risk for self- insurance through higher retention levels, we may experience more variability in our self-insurance reserves and expense.

Despite our efforts, we may incur additional hazardous substances liability in excess of amounts presently known and accrued.

We are a potentially responsible party at many sites under CERCLA, which provides for the remediation of contaminated facilities and imposes strict, joint and several liability for the cost of remediation on current owners and operators of a facility at which there has been a release or a threatened release of a “hazardous substance,” on parties who were site owners and operators at the time hazardous substances were disposed of, and on persons who arrange for the disposal of such substances at the facility (i.e., generators of the waste and transporters who selected the disposal site). Hundreds of substances are defined as “hazardous” under CERCLA and their presence, even in minute amounts, can result in substantial liability. Notwithstanding our efforts to comply with applicable regulations and to avoid transporting and receiving hazardous substances, we may have additional liability under CERCLA or similar laws in excess of our current reserves because such substances may be present in waste collected by us or disposed of in our landfills, or in waste collected, transported or disposed of in the past by companies we have acquired. Actual costs for these liabilities could be significantly greater than amounts presently accrued for these purposes, which could have a material adverse impact on our consolidated financial position, results of operations and cash flows.

Currently pending or future litigation or governmental proceedings could result in material adverse consequences, including judgments or settlements.

We are, and from time to time become, involved in lawsuits, regulatory inquiries, and governmental and other legal proceedings arising out of the ordinary course of our business. Many of these matters raise difficult and complicated factual and legal issues and are subject to uncertainties and complexities. The timing of the final resolutions to lawsuits, regulatory inquiries, and governmental and other legal proceedings is uncertain. Additionally, the possible outcomes or resolutions to these matters could include adverse judgments or settlements, either of which could require substantial payments, adversely affecting our consolidated financial condition, results of operations and cash flows.

We may be unable to manage our growth effectively.

Our growth strategy places significant demands on our financial, operational and management resources. To continue our growth, we may need to add administrative and other personnel, and will need to make additional investments in operations and systems. We cannot assure you that we will be able to find and train qualified personnel, or do so on a timely basis, or expand our operations and systems to the extent, and in the time, required.

We may be unable to execute our acquisition growth strategy.

Our ability to execute our growth strategy depends in part on our ability to identify and acquire desirable acquisition candidates as well as our ability to successfully consolidate acquired operations into our business. The consolidation of our operations with those of acquired companies may present significant challenges to our management. In addition, competition among our competitors for acquisition candidates may prevent us from acquiring certain acquisition candidates. As such, we cannot assure you that:

•	desirable acquisition candidates exist or will be identified;

•	we will be able to acquire any of the candidates identified;

•	we will effectively consolidate companies we acquire; or

•	any acquisitions will be profitable or accretive to our earnings.

If any of the aforementioned factors force us to alter our growth strategy, our growth prospects could be adversely affected.

Businesses we acquire may have undisclosed liabilities.

In pursuing our acquisition strategy, our due diligence investigations of the acquisition candidates may fail to discover certain undisclosed liabilities of the acquisition candidates. If we acquire a company having undisclosed liabilities such as environmental, remediation or contractual, as a successor owner we may be responsible for such undisclosed liabilities. We expect to try to minimize our exposure to such liabilities by conducting due diligence, by obtaining indemnification from each of the sellers of the acquired companies, by deferring payment of a portion of the purchase price as security for the indemnification and by acquiring only specified assets. However, we cannot assure you that we will be able to obtain indemnification or that any indemnification obtained will be enforceable, collectible or sufficient in amount, scope or duration to fully offset any undisclosed liabilities arising from our acquisitions.

Our consolidated financial statements are based on estimates and assumptions that may differ from actual results.

Our consolidated financial statements have been prepared in accordance with U.S. GAAP and necessarily include amounts based on estimates and assumptions made by management. Actual results could differ from these amounts. Significant items requiring management to make subjective or complex judgments about matters that are inherently uncertain include the carrying value of long-lived assets, the depletion and amortization of landfill development costs, accruals for final capping, closure and post-closure costs, valuation allowances for accounts receivable and deferred tax assets, liabilities for potential litigation, claims and assessments, and liabilities for environmental remediation, employee benefit and pension plans, deferred taxes, uncertain tax positions and self- insurance.

We cannot assure you that the liabilities recorded for landfill and environmental costs will be adequate to cover the requirements of existing environmental regulations, future changes to or interpretations of existing regulations, or the identification of adverse environmental conditions previously unknown to management.

The introduction of new accounting rules, laws or regulations could adversely impact our results of operations.

Complying with new accounting rules, laws or regulations could adversely impact our financial condition, results of operations or cash flows, or cause unanticipated fluctuations in our results of operations in future periods.

We may be subject to workforce influences, including work stoppages, which could increase our operating costs and disrupt our operations.

As of December 31, 2009, approximately 27% of our workforce was represented by various local labor unions. If our unionized workers were to engage in a strike, work stoppage or other slowdown, we could experience a significant disruption of our operations and an increase in our operating costs, which could have an adverse impact on our consolidated financial condition, results of operations and cash flows. In addition, if a greater percentage of our workforce becomes unionized, our business and financial results could be materially and adversely impacted due to the potential for increased operating costs.

Our obligation to fund multi-employer pension plans to which we contribute may have an adverse impact on us.

We contribute to at least 25 multi-employer pension plans covering at least 17% of our current employees. We do not administer these plans and generally are not represented on the boards of trustees of these plans. The Pension Protection Act enacted in 2006 (the PPA) requires under-funded pension plans to improve their funding ratios. Based on the information available to us, we believe that some of the multi-employer plans to which we contribute are either “critical” or “endangered” as those terms are defined in the PPA. We cannot determine at this time the amount of additional funding, if any, we may be required to make to these plans and, therefore, have not recorded any related liabilities. However, plan assessments could have an adverse impact on our results of operations or cash flows for a given period. Furthermore, under current law, upon the termination of a multi-employer pension plan, or in the event of a withdrawal by us (which we consider from time to time) or a mass withdrawal of contributing employers (each, a “Withdrawal Event”), we would be required to make payments to the plan for our proportionate share of the plan’s unfunded vested liabilities. We cannot assure you that there will not be a Withdrawal Event with respect to any of the multi-employer pension plans to which we contribute or that, in the event of such a Withdrawal Event, the amounts we would be required to contribute would not have a material adverse impact on our consolidated financial condition, results of operations and cash flows.

The costs of providing for pension benefits and related funding requirements are subject to changes in pension fund values and fluctuating actuarial assumptions, and may have a material adverse impact on our results of operations and cash flows.

We sponsor a defined benefit pension plan which is funded with trustee assets invested in a diversified portfolio of debt and equity securities. Our costs for providing such benefits and related funding requirements are subject to changes in the market value of plan assets. Our pension expenses and related funding requirements are also subject to various actuarial calculations and assumptions, which may differ materially from actual results due to changing market and economic conditions, interest rates and other factors. A significant increase in our pension obligations and funding requirements could have a material adverse impact on our consolidated financial condition, results of operations and cash flows.

The loss of key personnel could have a material adverse effect on our consolidated financial condition, results of operations, cash flows and growth prospects.

Our future success depends on the continued contributions of several key employees and officers. The loss of the services of key employees and officers, whether such loss is through resignation or other causes, or the inability to attract additional qualified personnel, could have a material adverse effect on our financial condition, results of operations, cash flows and growth prospects.

RATIO OF EARNINGS TO FIXED CHARGES

The following table shows our ratio of earnings to fixed charges for the three months ended March 31, 2010 and for each of the years ended December 31, 2009, 2008, 2007, 2006 and 2005. It should be noted that on December 5, 2008 we acquired all the issued and outstanding shares of Allied in a stock-for-stock transaction for an aggregate purchase price of $12.1 billion, which included approximately $5.4 billion of debt, at fair value. For the purpose of computing these ratios, the numerator, earnings, consists of income from continuing operations before provision for income taxes plus interest expense and an estimate of interest within rent expense divided by the denominator, fixed charges, which consists of interest expense including amounts capitalized and an estimate of interest within rent expense.

	Three Months
	Ended
	March 31,	Year Ended December 31,
	2010	2009	2008	2007	2006	2005

Ratio of earnings to fixed charges	1.83	2.39	2.14	5.63	5.35	5.72

USE OF PROCEEDS

The exchange offers are intended to satisfy our obligations under the registration rights agreements for the unregistered notes. We will not receive any cash proceeds from the issuance of the exchange notes pursuant to the exchange offers. In consideration for issuing the exchange notes as contemplated in this prospectus, we will receive a like principal amount of the unregistered notes, the terms of which are identical in all material respects to the exchange notes, except as otherwise noted in this prospectus. We will retire and cancel all of the unregistered notes tendered in the exchange offers. Accordingly, the issuance of the exchange notes will not result in any change in our indebtedness or capitalization.

THE EXCHANGE OFFERS

Purpose and Effect of Exchange Offers; Registration Rights

We and the guarantors entered into a registration rights agreement with the initial purchasers of each series of unregistered notes on September 8, 2009 (in the case of the 2019 notes), November 25, 2009 (in the case of the 2021 notes) and March 4, 2010 (in the case of the 2020 notes and 2040 notes), pursuant to which we and the guarantors agreed, to the extent not prohibited by any applicable law or applicable interpretations of the staff of the SEC, for the benefit of the holders of the unregistered notes, that on or before September 8, 2010 (in the case of the 2019 notes), or November 25, 2010 (in the case of the 2020 notes, 2021 notes and 2040 notes), we would, at our own expense, use our reasonable best efforts to:

•	file a registration statement (which we refer to as an exchange offer registration statement) with respect to a registered exchange offer (which we refer to as an exchange offer) to exchange the unregistered notes for new notes with terms substantially identical in all material respects with the unregistered notes (except that the exchange notes will not contain transfer restrictions);

•	cause the exchange offer registration statement to be declared effective by the SEC under the Securities Act; and

•	consummate the exchange offer.

In addition, we agreed to keep each exchange offer open for at least 20 business days after the date that we deliver notice of the exchange offer to the holders of the unregistered notes and to use our reasonable best efforts to cause each exchange offer to be consummated not later than 60 days after the date on which the exchange offer registration statement becomes effective. The exchange notes are being offered under this prospectus to satisfy our obligations under the registration rights agreements.

If you participate in the exchange offers, you will, with limited exceptions, receive exchange notes that are freely tradable and not subject to restrictions on transfer. You should read the information in this prospectus under the heading “— Resale of Exchange Notes” for more information relating to your ability to transfer exchange notes.

No exchange offer is being made to, nor will we accept tenders for exchange from, holders of unregistered notes in any jurisdiction in which the exchange offer or the acceptance of the exchange offer would not be in compliance with the securities laws or blue sky laws of such jurisdiction.

If you are eligible to participate in an exchange offer and you do not tender your unregistered notes as described in this prospectus, you will not have any further registration rights. In that case, your unregistered notes may continue to be subject to restrictions on transfer under the Securities Act.

Shelf Registration

In the registration rights agreements, we agreed that in the event that:

•	any changes in law or the applicable interpretations of the staff of the SEC do not permit us to effect the applicable exchange offer;

•	for any other reason the applicable exchange offer is not consummated on or before September 8, 2010 (in the case of the 2019 notes), or November 25, 2010 (in the case of the 2020 notes, 2021 notes and 2040 notes);

•	under certain circumstances, the initial purchasers shall so request; or

•	any holder of notes (other than the initial purchasers) is not eligible to participate in the exchange offer,

then we and the guarantors will, at our expense, (i) within 60 days after such filing obligation arises (but in no event earlier than July 5, 2010 (in the case of the 2019 notes) or September 21, 2010 (in the case of the 2020 notes, 2021 notes and 2040 notes)), file with the SEC a shelf registration statement covering resales of the unregistered notes, (ii) use our reasonable best efforts to cause the shelf registration statement to be declared effective within 120 days after such filing obligation arises (but in no event earlier than September 8, 2010 (in the case of the 2019 notes), or November 25, 2010 (in the case of the 2020 notes, 2021 notes and 2040 notes)) and (iii) use our reasonable best efforts to keep the shelf registration statement effective for a period of at least one year following the effective date of such shelf registration statement (or shorter period that will terminate when all the notes covered by such shelf registration statement have been sold pursuant to such shelf registration statement).

We will, in the event of the filing of the shelf registration statement, provide to each holder of the unregistered notes copies of the prospectus which is a part of the shelf registration statement, notify each such holder when the shelf registration statement has become effective and take certain other actions as are required to permit unrestricted resales of the unregistered notes. A holder of unregistered notes that sells its unregistered notes pursuant to the shelf registration statement generally (a) will be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, (b) will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and (c) will be bound by the provisions of the registration rights agreement that are applicable to such a holder (including certain indemnification rights and obligations thereunder). In addition, each holder of the unregistered notes will be required to deliver information to be used in connection with the shelf registration statement and to provide comments on the shelf registration statement within the time periods set forth in the registration rights agreement to have their unregistered notes included in the shelf registration statement and to benefit from the provisions regarding additional interest described below.

Additional Interest

If we have not exchanged the exchange notes for all unregistered notes validly tendered in accordance with the terms of an exchange offer on or before September 8, 2010 (in the case of the 2019 notes), or November 25, 2010 (in the case of the 2020 notes, 2021 notes and 2040 notes), or, if applicable, a shelf registration statement covering resales of the unregistered notes has not been filed within 60 days of the date such obligation arises (but in no event earlier than July 5, 2010 (in the case of the 2019 notes) or September 21, 2010 (in the case of the 2020 notes, 2021 notes and 2040 notes)), or the shelf registration statement has not been declared effective within 120 days of the date such obligation arises (but in no event earlier than September 8, 2010 (in the case of the 2019 notes), or November 25, 2010 (in the case of the 2020 notes, 2021 notes and 2040 notes)), or such shelf registration statement ceases to be effective at any time during the shelf registration period, then, upon the occurrence of any of such events, additional interest shall accrue on the principal amount of the unregistered notes at a rate of 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 1.0% per annum thereafter, until the exchange offer is completed, the shelf registration statement is filed or declared effective or, if such shelf registration statement ceased to be effective, again becomes effective.

The exchange offers are intended to satisfy our exchange offer obligations under the registration rights agreements. The exchange notes will not have rights to additional interest as set forth above, upon the consummation of the applicable exchange offer. The above summary of the registration rights agreements is not complete and is subject to, and qualified by reference to, all the provisions of the applicable registration rights agreement. A copy of each registration rights agreement is an exhibit to the registration statement that includes this prospectus.

Terms of the Exchange Offers

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we are offering to exchange $1,000 principal amount of exchange notes for each $1,000 principal amount of the applicable series of unregistered notes. You may tender some or all of your unregistered notes only in minimum denominations of $2,000 and larger integral multiples of $1,000. As of the date of this prospectus, $850,000,000 aggregate principal amount of the unregistered 5.00% notes due 2020, $600,000,000 aggregate principal amount of the unregistered 5.25% notes due 2021, $650,000,000 aggregate principal amount of the unregistered 5.50% notes due 2019 and $650,000,000 aggregate principal amount of the unregistered 6.20% notes due 2040 notes are outstanding.

The terms of each series of the exchange notes to be issued are substantially similar to the applicable series of unregistered notes, except that the offering of the exchange notes will have been registered under the Securities Act and, therefore, the certificates for the exchange notes will not bear legends restricting their transfer. In addition, the exchange notes will not have registration rights and will not have rights to additional interest. Each series of exchange notes will be issued under and be entitled to the benefits of the applicable indenture pursuant to which the applicable series of unregistered notes were issued.

In connection with the issuance of the unregistered notes, we arranged for the unregistered notes to be issued and transferable in book-entry form through the facilities of DTC. The exchange notes will also be issuable and transferable in book-entry form through DTC.

There will be no fixed record date for determining the eligible holders of the unregistered notes that are entitled to participate in the exchange offers. We will be deemed to have accepted for exchange validly tendered unregistered notes when and if we have given oral (promptly confirmed in writing) or written notice of acceptance to the applicable exchange agent. The applicable exchange agent will act as agent for the tendering holders of unregistered notes for the purpose of receiving exchange notes from us and delivering them to such holders.

If any tendered unregistered notes are not accepted for exchange because of an invalid tender or the occurrence of certain other events described herein, certificates for any such unaccepted unregistered notes will be returned, without expenses, to the tendering holder thereof promptly after the expiration of the applicable exchange offer.

Holders of unregistered notes who tender in an exchange offer will not be required to pay brokerage commissions or fees or, subject to the instructions in the letter of transmittal, transfer taxes with respect to the exchange of unregistered notes for exchange notes pursuant to an exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offers. It is important that you read the section “Fees and Expenses” below for more details regarding fees and expenses incurred in the exchange offers.

Any unregistered notes which holders do not tender or which we do not accept in the exchange offers will remain outstanding and continue to accrue interest and may be subject to restrictions on transfer under the Securities Act. We will not have any obligation to register the offer or sale of such unregistered notes under the Securities Act. Holders wishing to transfer unregistered notes would have to rely on exemptions from the registration requirements of the Securities Act.

Conditions of the Exchange Offers

You must tender your unregistered notes in accordance with the requirements of this prospectus and the letter of transmittal in order to participate in the exchange offers. Notwithstanding any other provision of any exchange offer, or any extension of any exchange offer, we will not be required to accept for exchange any unregistered notes, and may amend or terminate any exchange offer if:

•	the applicable exchange offer, or the making of any exchange by a holder of unregistered notes, violates applicable law or any applicable interpretation of the staff of the SEC;

•	any action or proceeding shall have been instituted or threatened with respect to the applicable exchange offer which, in our reasonable judgment, would impair our ability to proceed with the exchange offer; and

•	any law, rule or regulation or applicable interpretations of the staff of the SEC have been issued or promulgated, which, in our good faith determination, does not permit us to effect the applicable exchange offer.

Expiration Date; Extensions; Amendment; Termination

The exchange offers will expire at 5:00 p.m., New York City time, on          , 2010, unless we, in our sole discretion, extend any of them. In the case of any extension, we will notify the applicable exchange agent orally (promptly confirmed in writing) or in writing of any extension. We will also notify the registered holders of the applicable unregistered notes of the extension no later than 9:00 a.m., New York City time, on the business day after the previously scheduled expiration of the exchange offer.

To the extent we are legally permitted to do so, we expressly reserve the right, in our sole discretion, to:

•	delay accepting any unregistered senior note due to an extension of the exchange offer;

•	waive any condition of any exchange offer; and

•	amend the terms of any exchange offer in any manner.

We will give oral or written notice of any non-acceptance or amendment to the registered holders of the applicable unregistered notes as promptly as practicable. If we consider an amendment to an exchange offer to be material, we will promptly inform the registered holders of the applicable unregistered notes of such amendment in a reasonable manner.

If we determine, in our sole discretion, that any of the events or conditions described in “— Conditions of the Exchange Offers” has occurred, we may terminate any exchange offer. We may:

•	refuse to accept any unregistered notes and return to the holders any unregistered notes that have been tendered;

•	extend the exchange offer and retain all unregistered notes tendered prior to the expiration of the exchange offer, subject to the rights of the holders to withdraw their tendered unregistered notes; or

•	waive the condition with respect to the exchange offer and accept all properly tendered unregistered notes that have not been withdrawn.

If any such waiver constitutes a material change in any exchange offer, we will disclose the change by means of a supplement to this prospectus that will be distributed to each registered holder of the applicable unregistered notes, and we will extend the exchange offer for a period of five to ten business days, depending upon the significance of the waiver and the manner of disclosure to the registered holders of the applicable unregistered notes, if the exchange offer would otherwise expire during that period.

Any determination by us concerning the events described above will be final and binding upon the parties. Without limiting the manner by which we may choose to make public announcements of any extension, delay in acceptance, amendment or termination of an exchange offer, we will have no obligation to publish, advertise, or otherwise communicate any public announcement, other than by making a timely release to a financial news service.

Interest on the Exchange Notes

We will pay interest on the exchange notes semi-annually on March 1 and September 1, commencing September 1, 2010 (in the case of the 2020 exchange notes and 2040 exchange notes), May 15 and November 15, commencing November 15, 2010 (in the case of the 2021 exchange notes), and March 15 and September 15, commencing September 15, 2010 (in the case of the 2019 exchange notes). Holders of unregistered notes whose unregistered notes are accepted for exchange in the exchange offers will be deemed to have waived the right to receive any payment in respect of interest on the unregistered notes accrued from the date of issuance or the last interest payment date, as applicable. Consequently, holders who exchange their unregistered notes for exchange notes will receive the same interest payment on the next interest payment date with respect to the unregistered notes and the first interest payment date with respect to the exchange notes following consummation of the exchange offers that they would have received if they had not accepted the exchange offer.

Resale of Exchange Notes

Under existing interpretations of the Securities Act by the SEC contained in several no action letters to third parties, and subject to the immediately following sentence, we believe that the exchange notes would generally be freely transferable by holders thereof after the exchange offer without further registration under the Securities Act (subject to certain representations required to be made by each holder of unregistered notes, as set forth below). However, any purchaser of notes who is an “affiliate” of us or any guarantor and any purchaser of notes who intends to participate in any exchange offer for the purpose of distributing the exchange notes:

•	will not be able to rely on the interpretation of the staff of the SEC;

•	will not be able to tender its unregistered notes in any exchange offer; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the notes unless such sale or transfer is made pursuant to an exemption from such requirements.

In addition, in connection with any resales of exchange notes, any broker dealer, which we refer to as a Participating Broker Dealer, which acquired the unregistered notes for its own account as a result of market making or other trading activities must deliver a prospectus meeting the requirements of the Securities Act. The SEC has taken the position that Participating Broker Dealers may fulfill their prospectus delivery requirements with respect to the exchange notes with this prospectus. If we receive notice from one or more Participating Broker Dealers in connection with an exchange offer or within 20 days after consummation of the exchange offer that such Participating Broker Dealer is exchanging or has exchanged notes acquired for the account of such Participating Broker Dealer as a result of market-making or other trading activities, we will agree to make available for a period of up to 180 days after consummation of the exchange offer a prospectus meeting the requirements of the Securities Act to any Participating Broker Dealer and any other persons with similar prospectus delivery requirements for use in connection with any resale of exchange notes. A Participating Broker Dealer or any other person that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the registration rights agreement (including certain indemnification rights and obligations thereunder).

Each holder of the unregistered notes who wishes to exchange their notes for exchange notes in an exchange offer will be required to make certain representations, including representations that:

•	any exchange notes to be received by it will be acquired in the ordinary course of its business;

•	it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the exchange notes; and

•	it is not an “affiliate” (as defined in Rule 405 under the Securities Act) of us or any guarantor.

Upon consummation of the exchange offer, the exchange notes will have different CUSIP and ISIN numbers from the unregistered notes.

Procedures for Tendering

The term “holder” with respect to the exchange offers means any person in whose name unregistered notes are registered on our agent’s books or any other person who has obtained a properly completed bond power from the registered holder, or any person whose unregistered notes are held of record by DTC who desires to deliver such unregistered notes by book-entry transfer at DTC.

Except in limited circumstances, only a DTC participant listed on a DTC notes position listing with respect to the applicable unregistered notes may tender its unregistered notes in an exchange offer. To tender unregistered notes in an exchange offer:

•	holders of unregistered notes that are DTC participants may follow the procedures for book-entry transfer as provided for below under “— Book-Entry Transfer” and in the letter of transmittal.

In addition:

•	the applicable exchange agent must receive any corresponding certificate or certificates representing the applicable unregistered notes along with the letter of transmittal; or

•	the applicable exchange agent must receive, before expiration of the applicable exchange offer, a timely confirmation of book-entry transfer of applicable unregistered notes into the applicable exchange agent’s account at DTC according to standard operating procedures for electronic tenders described below and a properly transmitted agent’s message described below.

The tender by a holder of unregistered notes will constitute an agreement between such holder and us in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal. If less than all the unregistered notes held by a holder of unregistered notes are tendered, a tendering holder should fill in the amount of unregistered notes being tendered in the specified box on the letter of transmittal. The entire amount of unregistered notes delivered to the applicable exchange agent will be deemed to have been tendered unless otherwise indicated.

The method of delivery of unregistered notes, the letter of transmittal and all other required documents or transmission of an agent’s message, as described under “— Book Entry Transfer,” to the applicable exchange agent is at the election and risk of the holder. Instead of delivery by mail, we recommend that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery prior to the expiration of the applicable exchange offer. No letter of transmittal or unregistered notes should be sent to us but must instead be delivered to the applicable exchange agent. Delivery of documents to DTC in accordance with their procedures will not constitute delivery to the applicable exchange agent.

If you are a beneficial owner of unregistered notes that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your unregistered notes, you should contact the registered holder promptly and instruct the registered holder to tender on your behalf. If you wish to tender on your own behalf, you must, prior to completing and executing the letter of transmittal and delivering your unregistered notes, either:

•	make appropriate arrangements to register ownership of the unregistered notes in your name; or

•	obtain a properly completed bond power from the registered holder.

The transfer of record ownership may take considerable time and might not be completed prior to the expiration date.

Signatures on a letter of transmittal or a notice of withdrawal as described in “— Withdrawal of Tenders” below, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act, unless the unregistered notes tendered pursuant thereto are tendered:

•	by a registered holder who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” in the letter of transmittal; or

•	for the account of an eligible institution.

If the letter of transmittal is signed by a person other than the registered holder of any unregistered notes listed therein, the applicable unregistered notes must be endorsed or accompanied by appropriate bond powers which authorize the person to tender the applicable unregistered notes on behalf of the registered holder, in either case signed as the name of the registered holder or holders appears on the applicable unregistered notes. If the letter of transmittal or any unregistered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by us, evidence satisfactory to us of their authority to so act must be submitted with the letter of transmittal.

We will determine in our sole discretion all the questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of the tendered unregistered notes. Our determinations will be final and binding. We reserve the absolute right to reject any and all unregistered notes not validly tendered or any unregistered notes the acceptance of which would, in the opinion of our counsel, be unlawful. We reserve the absolute right to waive any irregularities or conditions of tender as to particular unregistered notes; provided that any waiver of a condition of tender will apply to all unregistered notes and not only to particular unregistered notes. Our interpretation of the terms and conditions of the exchange offers (including the instructions in the letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered notes must be cured within such time as we will determine. However, all conditions must be satisfied or waived prior to the expiration of the exchange offer (as extended, if applicable). Neither we, the applicable exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered notes nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered notes will not be deemed to have been made until such irregularities have been cured or waived. Any unregistered notes received by the applicable exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the applicable exchange agent to the tendering holder of such unregistered notes, unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration date of the exchange offer.

In addition, we reserve the right in our sole discretion to (1) purchase or make offers for any unregistered notes that remain outstanding subsequent to the expiration date, and (2) to the extent permitted by applicable law, purchase unregistered notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers may differ from the terms of the exchange offers.

Book-Entry Transfer

We understand that the applicable exchange agent will make a request promptly after the date of this document to establish an account with respect to the applicable unregistered notes at DTC for the purpose of facilitating the applicable exchange offer. Any financial institution that is a participant in DTC’s system may make book-entry delivery of unregistered notes by causing DTC to transfer such unregistered notes into the applicable exchange agent’s DTC account in accordance with DTC’s Automated Tender Offer Program procedures for such transfer. The exchange for tendered unregistered notes will only be made after a timely confirmation of a book-entry transfer of the unregistered notes into the applicable exchange agent’s account at DTC, and timely receipt by the applicable exchange agent of an agent’s message.

The term “agent’s message” means a message, transmitted by DTC and received by the applicable exchange agent and forming part of the confirmation of a book-entry transfer, which states that DTC has received an express acknowledgment from a participant tendering unregistered notes and that such participant has received an appropriate letter of transmittal and agrees to be bound by the terms of the letter of transmittal, and we may enforce such agreement against the participant. Delivery of an agent’s message will also constitute an acknowledgment from the tendering DTC participant that the representations contained in the appropriate letter of transmittal and described above are true and correct.

Withdrawal of Tenders

Except as otherwise provided herein, tenders of unregistered notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on     , 2010, the expiration date of the exchange offers.

For a withdrawal to be effective:

•	the applicable exchange agent must receive a written notice of withdrawal, which may be by facsimile transmission or letter, at the applicable address set forth below under “Exchange Agent”; or

•	for DTC participants, holders must comply with their respective standard operating procedures for electronic tenders and the applicable exchange agent must receive an electronic notice of withdrawal from DTC.

Any notice of withdrawal must:

•	specify the name of the person who tendered the unregistered notes to be withdrawn;

•	identify the unregistered notes to be withdrawn, including the certificate number or numbers and principal amount to be withdrawn;

•	be signed by the person who tendered the unregistered notes in the same manner as the original signature on the letter of transmittal, including any required signature guarantees; and

•	specify the name in which the unregistered notes are to be re-registered, if different from that of the withdrawing holder.

If unregistered notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn unregistered notes and otherwise comply with the procedures of the facility. We will determine all questions as to the validity, form and eligibility (including time of receipt) for such withdrawal notices, and our determination shall be final and binding on all parties. Any unregistered notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offers, and no exchange notes will be issued with respect thereto unless the unregistered notes so withdrawn are validly re-tendered. Properly withdrawn unregistered notes may be re-tendered by following the procedures described above under “Procedures for Tendering” at any time prior to the expiration of the applicable exchange offer.

Consequences of Failure to Exchange

If you do not tender your unregistered notes to be exchanged in the exchange offers, they will remain “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act.

Accordingly, they:

•	may be resold only if (1) registered pursuant to the Securities Act, (2) an exemption from registration is available or (3) neither registration nor an exemption is required by law; and

•	shall continue to bear a legend restricting transfer in the absence of registration or an exemption therefrom.

As a result of the restrictions on transfer of the unregistered notes, as well as the availability of the exchange notes, the unregistered notes are likely to be much less liquid than before the exchange offers.

Exchange Agents

U.S. Bank National Association has been appointed as the exchange agent for the 2020 exchange notes, 2021 exchange notes and 2040 exchange notes. The Bank of New York Mellon Trust Company, N.A., has been appointed as the exchange agent for the 2019 exchange notes. Questions and requests for assistance relating to the exchange of the unregistered notes should be directed to the applicable exchange agent addressed as follows:

In the case of the 2020 exchange notes, 2021
exchange notes and 2040 exchanges notes:	In the case of the 2019 exchange notes:

By Mail:	By Mail:
U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.	The Bank of New York Mellon Corporation Corporate Trust Operations Reorganization Unit 101 Barclay Street - 7 East New York, NY 10286 Attn: Ms. Diane Amoroso
By Overnight Mail or Courier:	By Overnight Mail or Courier:
U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.	The Bank of New York Mellon Corporation Corporate Trust Operations Reorganization Unit 101 Barclay Street - 7 East New York, NY 10286 Attn: Ms. Diane Amoroso
By Facsimile (for Eligible Institutions Only):	By Facsimile (for Eligible Institutions Only):
(651) 495-8158	(212) 298-1915
For Information or Confirmation by Telephone:	For Information or Confirmation by Telephone:
(800) 934-6802	(212) 815-2742

Fees and Expenses

We will bear the expenses of soliciting tenders pursuant to the exchange offers. The principal solicitation for tenders pursuant to the exchange offers is being made by mail. Additional solicitations may be made by our officers and regular employees and our affiliates in person or by telephone.

We will not make any payments to brokers, dealers or other persons soliciting acceptances of the exchange offers. We, however, will pay the exchange agents reasonable and customary fees for its services and will reimburse each of the exchange agents for its related reasonable out-of-pocket expenses and accounting and legal fees. We may also pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding copies of this prospectus, letters of transmittal and related documents to the beneficial owners of the unregistered notes and in handling or forwarding tenders for exchange.

We will pay all transfer taxes, if any, applicable to the exchange of unregistered notes pursuant to the exchange offers. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if:

•	certificates representing exchange notes or unregistered notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the notes tendered;

•	tendered notes are registered in the name of any person other than the person signing the letter of transmittal; or

•	a transfer tax is imposed for any reason other than the exchange of unregistered notes under the exchange offer.

If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Accounting Treatment

We will record the exchange notes in our accounting records at the same carrying value as the unregistered notes, which is the aggregate principal amount as reflected in our accounting records on the date of applicable exchange. Accordingly, we will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offers. The exchange offers costs will be amortized as part of deferred financing costs over the life of the notes.

DESCRIPTION OF THE EXCHANGE NOTES

General

The 2020 exchange notes, 2021 exchange notes and 2040 exchange notes will be issued under an indenture, dated as of November 25, 2009, as supplemented by the First Supplemental Indenture, dated as of November 25, 2009, the Second Supplemental Indenture and the Third Supplemental Indenture, each dated March 4, 2010, among the Company, as issuer, the guarantors named therein and U.S. Bank National Association, as trustee (collectively, the “U.S. Bank Indenture”). The 2019 exchange notes will be issued under an indenture, dated as of September 8, 2009, as supplemented by the First Supplemental Indenture, dated as of September 8, 2009, among the Company, as issuer, the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “BNY Mellon Indenture”, and together with the U.S. Bank Indenture, the “indentures”). The term “notes” refers collectively to the exchange notes and the unregistered notes.

In the discussion that follows, we summarize the material provisions of the indenture. Whenever particular provisions or defined terms in the indenture are referred to in this offering memorandum, these provisions or defined terms are incorporated by reference in this offering memorandum. References, in this section only, to the “Company” refer to Republic Services, Inc., exclusive of our subsidiaries. Since our discussion of indenture provisions is only a summary, the Company urges you to read the applicable indenture because it, and not this description, defines your rights as a holder of the notes. The indentures have been filed as exhibits to the registration statement that includes this prospectus. See “Where You Can Find More Information.”

Maturity, Principal and Interest

The 2020 exchange notes will:

•	be the Company’s unsecured unsubordinated obligations;

•	rank equally with all of the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding;

•	be senior to any of the Company’s subordinated indebtedness from time to time outstanding;

•	rank junior to the Company’s secured indebtedness from time to time outstanding to the extent of the value of the assets securing such indebtedness;

•	be effectively junior in right of payment to all existing and future liabilities, including trade payables, of those of the Company’s domestic subsidiaries that do not guarantee the notes and of any of the Company’s foreign subsidiaries, which will not guarantee the notes;

•	be initially limited to $850 million aggregate principal amount;

•	be issued in registered form in minimum denominations of $2,000 and in integral multiples of $1,000;

•	mature on March 1, 2020; and

•	bear interest at a rate of 5.00% per annum, payable semiannually in arrears on March 1 and September 1 in each year (the “2020 interest payment dates”), commencing on September 1, 2010, to the person in whose name the note (or any predecessor note) is registered at the close of business on the February 15 or August 15 immediately preceding the relevant interest payment date.

The 2021 exchange notes will:

•	be the Company’s unsecured unsubordinated obligations;

•	rank equally with all of the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding;

•	be senior to any of the Company’s subordinated indebtedness from time to time outstanding;

•	rank junior to the Company’s secured indebtedness from time to time outstanding to the extent of the value of the assets securing such indebtedness;

•	be effectively junior in right of payment to all existing and future liabilities, including trade payables, of those of the Company’s domestic subsidiaries that do not guarantee the notes and of any of the Company’s foreign subsidiaries, which will not guarantee the notes;

•	be initially limited to $600 million aggregate principal amount;

•	be issued in registered form in minimum denominations of $2,000 and in integral multiples of $1,000;

•	mature on November 15, 2021; and

•	bear interest at a rate of 5.25% per annum, payable semiannually in arrears on May 15 and November 15 in each year (the “2021 interest payment dates”), commencing November 15, 2010, to the person in whose name the note (or any predecessor note) is registered at the close of business on the May 1 or November 1 immediately preceding the relevant interest payment date.

The 2019 exchange notes will:

•	be the Company’s unsecured unsubordinated obligations;

•	rank equally with all of the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding;

•	be senior to any of the Company’s subordinated indebtedness from time to time outstanding;

•	rank junior to the Company’s secured indebtedness from time to time outstanding to the extent of the value of the assets securing such indebtedness;

•	be effectively junior in right of payment to all existing and future liabilities, including trade payables, of those of the Company’s domestic subsidiaries that do not guarantee the notes and of any of the Company’s foreign subsidiaries, which will not guarantee the notes;

•	be initially limited to $650 million aggregate principal amount;

•	be issued in registered form in minimum denominations of $2,000 and in integral multiples of $1,000;

•	mature on September 15, 2019; and

•	bear interest at a rate of 5.50% per annum, payable semiannually in arrears on March 15 and September 15 in each year (the “2019 interest payment dates”), commencing on September 15, 2010, to the person in whose name the note (or any predecessor note) is registered at the close of business on the March 1 or September 1 immediately preceding the relevant interest payment date.

The 2040 exchange notes will:

•	be the Company’s unsecured unsubordinated obligations;

•	rank equally with all of the Company’s other unsecured and unsubordinated indebtedness from time to time outstanding;

•	be senior to any of the Company’s subordinated indebtedness from time to time outstanding;

•	rank junior to the Company’s secured indebtedness from time to time outstanding to the extent of the value of the assets securing such indebtedness;

•	be effectively junior in right of payment to all existing and future liabilities, including trade payables, of those of the Company’s domestic subsidiaries that do not guarantee the notes and of any of the Company’s foreign subsidiaries, which will not guarantee the notes;

•	be initially limited to $650 million aggregate principal amount;

•	be issued in registered form in minimum denominations of $2,000 and in integral multiples of $1,000;

•	mature on March 1, 2040; and

•	bear interest at a rate of 6.20% per annum, payable semiannually in arrears on March 1 and September 1 in each year (the “2040 interest payment dates”, and together with each of the 2020 interest payment dates, 2021 interest payment dates and 2019 interest payment dates, an “interest payment date”), commencing on September 1, 2010, to the person in whose name the note (or any predecessor note) is registered at the close of business on the February 15 or August 15 immediately preceding the relevant interest payment date.

Additional notes of the same class and series may be issued in one or more tranches from time to time, without notice to or the consent of the existing holders of the notes. Additional notes of the same class and series may not be fungible with the 2020 exchange notes, the 2021 exchange notes, the 2019 exchange notes and or the 2040 exchange notes for federal income tax purposes. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

Guarantees

The notes initially will be guaranteed, fully and unconditionally and jointly and severally, by all of the Company’s subsidiaries that guarantee the Company’s revolving credit facilities. Each guarantee will be a senior obligation of the guarantor, will rank equally with all unsecured and unsubordinated indebtedness of the guarantor from time to time outstanding, will rank senior to any subordinated indebtedness of the guarantor from time to time outstanding and will rank junior to any secured indebtedness of a guarantor from time to time outstanding to the extent of the value of the assets securing such indebtedness.

In accordance with the terms of the applicable indenture, each guarantee of a guarantor will be released in the following circumstances:

•	concurrently with the satisfaction and discharge of the applicable indenture in accordance with the terms of the applicable indenture;

•	concurrently with the defeasance or covenant defeasance of the applicable notes in accordance with the terms of the applicable indenture;

•	upon the consummation of any transaction (whether involving a sale or other disposition of securities, a merger or otherwise) whereby the guarantor ceases to be a Subsidiary of the Company; or

•	upon the termination of such guarantor’s obligations under its guarantees provided with respect to the Company’s revolving credit facilities, or upon the release of such guarantor from its obligations under the Company’s revolving credit facilities.

Optional Redemption

The notes of each series will be redeemable, as a whole or in part, at the option of the Company, at any time or from time to time, at a redemption price equal to the greater of:

(1) 100% of the principal amount of the notes to be redeemed, and

(2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed (and, in the case of the 2020 exchange notes and the 2040 exchange notes, not including any portion of any interest accrued to the redemption date) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate, plus 25 basis points (in the case of the 2020 exchange notes), 30 basis points (in the case of the 2021 exchange notes and 2040 exchange notes), or 35 basis points (in the case of the 2019 exchange notes).

In the case of each of clauses (1) and (2), accrued interest will be payable to the redemption date.

Holders of notes to be redeemed will receive notice thereof by first-class mail at least 30 and not more than 60 days before the date fixed for redemption. If fewer than all of the notes of a series are to be redeemed, the applicable trustee will select, at least 30 and not more than 60 days prior to the redemption date, the particular notes or portions thereof for redemption from the outstanding notes of such series not previously called by such method as the applicable trustee deems fair and appropriate.

On and after the redemption date, interest will cease to accrue on the notes of a series or any portion of the notes of a series called for redemption unless the Company defaults in the payment of the redemption price and accrued interest. On or before the redemption date, the Company will deposit with a paying agent (or the applicable trustee) money sufficient to pay the redemption price of and accrued interest on the notes of a series to be redeemed on that date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term (“Remaining Life”) of the notes of a series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means (1) with respect to the 2020 exchange notes, any of Barclays Capital Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, (2) with respect to the 2021 exchange notes, any of Banc of America Securities LLC, RBS Securities Inc., BNP Paribas Securities Corp. or Wells Fargo Securities, LLC, (3) with respect to the 2019 exchange notes, any of Banc of America Securities LLC, Barclays Capital or J.P. Morgan Securities Inc., and (4) with respect to the 2040 exchange notes, any of Banc of America Securities LLC and J.P. Morgan Securities Inc., and; in each case, their respective successors, or, in each case, if all of such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Reference Treasury Dealer” means (1) (a) with respect to the 2020 exchange notes, any of Barclays Capital Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, (b) with respect to the 2021 exchange notes, each of Banc of America Securities LLC, RBS Securities Inc. and BNP Paribas Securities Corp., and a Primary Treasury Dealer (as defined below) selected by Wells Fargo Securities, LLC, (c) with respect to the 2019 exchange notes, each of Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc, (d) with respect to the 2040 exchange notes, any of Banc of America Securities LLC and J.P. Morgan Securities Inc., and, in each case, their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City in the case of the 2019 exchange notes and 2021 exchange notes, or generally, in the case of the 2020 exchange notes and 2040 exchange notes (a “Primary Treasury Dealer”), the Company will substitute for such bank another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by any Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to such Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third business day preceding the redemption date.

Change of Control Triggering Event

Upon the occurrence of a Change of Control Triggering Event with respect to the notes of any series, unless the Company has exercised its right to redeem the notes of that series as described under “— Optional Redemption,” each holder of notes of that series will have the right to require the Company to purchase all or a portion (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such holder’s notes of that series pursuant to the offer described below (the “Change of Control Offer”), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), subject to the rights of holders of notes of that series on the relevant record date to receive interest due on the relevant interest payment date.

Within 30 days following the date upon which the Change of Control Triggering Event occurred with respect to the notes of that series, or at the option of the Company, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to send, by first class mail, a notice to each holder of notes of that series, with a copy to the applicable trustee, which notice will govern the terms of the Change of Control Offer. Such notice will state, among other things, the purchase date, which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”). The notice, if mailed prior to the date of consummation of the Change of Control, will state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date.

On the Change of Control Payment Date, the Company will, to the extent lawful, (1) accept or cause a third party to accept for payment all notes or portions of notes properly tendered pursuant to the Change of Control Offer; (2) deposit or cause a third party to deposit with the paying agent an amount equal to the Change of Control Payment in respect of all notes or portions of notes properly tendered; and (3) deliver or cause to be delivered to the trustee the notes accepted together with an officers’ certificate stating the aggregate principal amount of notes or portions of notes being repurchased.

The Company will not be required to make a Change of Control Offer with respect to the notes of the applicable series if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and such third party purchases all the notes properly tendered and not withdrawn under its offer.

The Company will comply in all material respects with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the notes of the applicable series as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached the Company’s obligations under the Change of Control Offer provisions of the notes by virtue of any such conflict.

For purposes of the foregoing discussion of a Change of Control Offer, the following definitions are applicable:

“Change of Control” means the occurrence of any of the following after the date of issuance of the notes:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Republic Services, Inc. and its Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) other than to Republic Services, Inc. or one of its Subsidiaries;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act, it being agreed that an employee of Republic Services, Inc. or any of its Subsidiaries for whom shares are held under an employee stock ownership, employee retirement, employee savings or similar plan and whose shares are voted in accordance with the instructions of such employee shall not be a member of a “group” (as that term is used in Section 13(d)(3) of the Exchange Act) solely because such employee’s shares are held by a trustee under said plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of the Company’s Voting Stock representing more than 50% of the voting power of the Company’s outstanding Voting Stock;

(3) the Company consolidates with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, Voting Stock representing more than 50% of the voting power of the Voting Stock of the surviving Person immediately after giving effect to such transaction;

(4) during any period of 24 consecutive calendar months, the majority of the members of the Company’s board of directors shall no longer be composed of individuals (a) who were members of the Company’s board of directors on the first day of such period or (b) whose election or nomination to the Company’s board of directors was approved by individuals referred to in clause (a) above constituting, at the time of such election or nomination, at least a majority of the Company’s board of directors or, if directors are nominated by a committee of the Company’s board of directors, constituting at the time of such nomination, at least a majority of such committee; or

(5) the adoption of a plan relating to the Company’s liquidation or dissolution.

“Change of Control Triggering Event” means, with respect to the notes of any series, the notes of that series cease to be rated Investment Grade by each of the Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended following consummation of a Change of Control for so long as any of the Rating Agencies has publicly announced that it is considering a possible ratings change). If a Rating Agency is not providing a rating for the notes of any series at the commencement of any Trigger Period, the notes of that series will be deemed to have ceased to be rated Investment Grade by such Rating Agency during that Trigger Period. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s) and a rating of BBB-or better by S&P (or its equivalent under any successor rating category of S&P), and the equivalent investment grade credit rating from any replacement rating agency or rating agencies selected by the Company under the circumstances permitting the Company to select a replacement agency and in the manner for selecting a replacement agency, in each case as set forth in the definition of “Rating Agency.”

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trusts, unincorporated organization or government or any agency or political subdivisions thereof.

“Rating Agency” means each of Moody’s and S&P; provided, that if any of Moody’s or S&P ceases to rate the notes of any series or fails to make a rating of the notes of that series publicly available for reasons outside the Company’s control, the Company may appoint another “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act as a replacement for such Rating Agency; provided, that the Company shall give notice of such appointment to the applicable trustee.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” of any specified Person as of any date means the capital stock of such Person that is at the time entitled to vote generally in the election of the board of directors of such Person.

The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of Republic Services, Inc. and its Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the applicability of the requirement that the Company offer to repurchase the notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Republic Services, Inc. and its Subsidiaries taken as a whole to another Person or group may be uncertain.

In addition, under a recent Delaware Chancery Court interpretation of a change of control repurchase requirement with a continuing director provision, a board of directors may approve a slate of shareholder-nominated directors without endorsing them or while simultaneously recommending and endorsing its own slate instead. The foregoing interpretation would permit the Company’s board to approve a slate of directors that included a majority of dissident directors nominated pursuant to a proxy contest, and the ultimate election of such dissident slate would not constitute a “Change of Control Triggering Event” that would trigger your right to require the Company to repurchase your notes as described above.

Certain Covenants

The following restrictions will apply to each series of notes:

Restrictions on Liens

The Company will not, and will not permit any Restricted Subsidiary to, Incur any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property of the Company’s or a Restricted Subsidiary, whether such shares of stock, Indebtedness or other obligations of a Subsidiary or Principal Property is owned at the date of the applicable indenture or thereafter acquired, without in any such case effectively providing that all the notes will be directly secured equally and ratably with such Lien.

These restrictions do not apply to:

(1) the Incurrence of any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property acquired after the date of the applicable indenture (including acquisitions by way of merger or consolidation) by the Company or a Restricted Subsidiary contemporaneously with such acquisition, or within 120 days thereafter, to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any Lien upon any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property acquired after the date of the applicable indenture existing at the time of such acquisition, or the acquisition of any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property subject to any Lien without the assumption thereof, provided that every such Lien referred to in this clause (1) shall attach only to the shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property so acquired and fixed improvements thereon;

(2) any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property existing on the date the notes are initially issued;

(3) any Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property in favor of Republic Services, Inc. or any Restricted Subsidiary;

(4) any Lien on Principal Property being constructed or improved securing loans to finance such construction or improvements;

(5) any Lien on shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property Incurred in connection with the issuance of tax-exempt government obligations; and

(6) any renewal of or substitution for any Lien permitted by any of the preceding clauses (1) through (5), provided, in the case of a Lien permitted under clause (1), (2) or (4), the debt secured is not increased nor the Lien extended to any additional assets.

Notwithstanding the foregoing, the Company or any Restricted Subsidiary may create or assume Liens in addition to those permitted by clauses (1) through (6), and renew, extend or replace such Liens, provided that at the time of such creation, assumption, renewal, extension or replacement of such Lien, and after giving effect thereto, together with any sale and leaseback transactions entered into pursuant to the provisions of the applicable indenture described below in the last paragraph under “— Certain Covenants — Limitations on Sale and Leaseback Transactions,” Exempted Debt does not exceed 20% of Consolidated Net Tangible Assets.

For the purposes of this “Restrictions on Liens” covenant and the “Limitation on Sale and Leaseback Transactions” covenant, the giving of a guarantee which is secured by a Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property, and the creation of a Lien on any shares of stock, Indebtedness or other obligations of a Subsidiary or any Principal Property to secure Indebtedness that existed prior to the creation of such Lien, shall be deemed to involve the creation of Indebtedness in an amount equal to the principal amount guaranteed or secured by such Lien.

Given the size of the Company’s operations, at any given time the Company expects to have very few or no Principal Properties and, accordingly, very few or no Restricted Subsidiaries.

Limitation on Sale and Leaseback Transactions

The indentures provide that the Company will not, and will not permit any Restricted Subsidiary to, sell or transfer, directly or indirectly, except to the Company or a Restricted Subsidiary, any Principal Property as an entirety, or any substantial portion thereof, with the intention of taking back a lease of such property, except a lease for a period of two years or less at the end of which it is intended that the use of such property by the lessee will be discontinued; provided that, notwithstanding the foregoing, the Company or any Restricted Subsidiary may sell any such Principal Property and lease it back for a longer period:

(1) if the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of the applicable indenture described above under “— Certain Covenants — Restrictions on Liens,” to create a mortgage on the property to be leased securing Funded Debt in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the outstanding notes; or

(2) if the Company promptly informs the applicable trustee of such transaction, the net proceeds of such transaction are at least equal to the fair market value (as determined by board resolution) of such property, and the Company causes an amount equal to the net proceeds of the sale to be applied to the retirement, within 180 days after receipt of such proceeds, of Funded Debt Incurred or assumed by the Company or a Restricted Subsidiary (including the notes); provided further that, in lieu of applying all or any part of such net proceeds to such retirement, the Company may, within 75 days after such sale or transfer, deliver or cause to be delivered to the applicable trustee for cancellation either debentures or notes evidencing Funded Debt of the Company (which may include the notes offered hereby) or of a Restricted Subsidiary previously authenticated and delivered by the applicable trustee, and not theretofore tendered for sinking fund purposes or called for a sinking fund or otherwise applied as a credit against an obligation to redeem or retire such notes or debentures. If the Company so delivers debentures or notes to the applicable trustee and an officer’s certificate to the applicable trustee for the notes, the amount of cash that the Company will be required to apply to the retirement of Funded Debt will be reduced by an amount equal to the aggregate of the then applicable optional redemption prices (not including any optional sinking fund redemption prices) of such debentures or notes, or if there are no such redemption prices, the principal amount of such debentures or notes, provided, that in the case of debentures or notes which provide for an amount less than the principal amount thereof to be due and payable upon a declaration of the maturity thereof, such amount of cash shall be reduced by the amount of principal of such debentures or notes that would be due and payable as of the date of such application upon a declaration of acceleration of the maturity thereof pursuant to the terms of the indenture pursuant to which such debentures or notes were issued; or

(3) if the Company, within 180 days after the sale or transfer, apply or cause a Restricted Subsidiary to apply an amount equal to the greater of the net proceeds of such sale or transfer or the fair market value of the Principal Property (or portion thereof) so sold and leased back at the time of entering into such sale and leaseback transaction (in either case as determined by board resolution) to purchase other Principal Property having a fair market value at least equal to the fair market value of the Principal Property (or portion thereof) sold or transferred in such sale and leaseback transaction.

Notwithstanding the foregoing, the Company or any Restricted Subsidiary may enter into sale and leaseback transactions in addition to those permitted in the foregoing paragraph and without any obligation to retire any outstanding notes or other Funded Debt, provided that at the time of entering into such sale and leaseback transactions and after giving effect thereto, together with any Liens created, assumed or otherwise incurred pursuant to the provisions of the applicable indenture described above in the third paragraph under “— Certain Covenants — Restrictions on Liens,” Exempted Debt does not exceed 20% of Consolidated Net Tangible Assets.

Definitions

Set forth below are certain defined terms used in the indentures. Reference is made to the applicable indenture for a full disclosure of all such terms, as well as any other capitalized terms used herein for which no definition is provided.

“Attributable Debt” means, when used in connection with a sale and leaseback transaction, at any date of determination, the product of (1) the net proceeds from such sale and leaseback transaction multiplied by (2) a fraction, the numerator of which is the number of full years of the term of the lease relating to the property involved in such sale and leaseback transaction (without regard to any options to renew or extend such term) remaining at the date of the making of such computation and the denominator of which is the number of full years of the term of such lease measured from the first day of such term.

“Capital Stock” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (including partnership interests) in (however designated) the equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

“Consolidated Net Tangible Assets” means, as of any date, the total amount of assets of Republic Services, Inc. and its Subsidiaries on a consolidated basis (less applicable reserves and other properly deductible items) after deducting therefrom (1) all current liabilities (excluding any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed or which are supported by other borrowings with a maturity of more than 12 months from the date of calculation), (2) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles and (3) appropriate adjustments on account of minority interests of other Persons holding stock of Republic Services, Inc.’s Subsidiaries, all as set forth on the most recent balance sheet of Republic Services, Inc. and its consolidated Subsidiaries (but, in any event, as of a date within 120 days of the date of determination), in each case excluding intercompany items and computed in accordance with generally accepted accounting principles.

“Exempted Debt” means the sum, without duplication, of the following items outstanding as of the date Exempted Debt is being determined with respect to each series of notes: (1) Indebtedness of Republic Services, Inc. and the Restricted Subsidiaries Incurred after the date of the applicable supplemental indenture and secured by Liens created, assumed or otherwise Incurred or permitted to exist pursuant to the provisions of the applicable indenture described above under “— Certain Covenants — Restrictions on Liens” and (2) Attributable Debt of Republic Services, Inc. and the Restricted Subsidiaries in respect of all sale and leaseback transactions with regard to any Principal Property entered into pursuant to the provisions of the applicable indenture described above under “— Certain Covenants — Limitation on Sale and Leaseback Transactions.”

“Funded Debt” means all Indebtedness for borrowed money, including purchase money indebtedness, having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible, at the option of the obligor in respect thereof, beyond one year from its creation.

“Incur” means to issue, assume, guarantee, incur or otherwise become liable for. The terms “Incurred,” “Incurrence” and “Incurring” shall each have a correlative meaning.

“Indebtedness” means with respect to any Person at any date of determination (without duplication), indebtedness for borrowed money or indebtedness evidenced by bonds, notes, debentures or other similar instruments given to finance the acquisition of any businesses, properties or assets of any kind (including, without limitation, Capital Stock or other equity interests in any Person).

“Lien” with respect to any property or assets, means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing), but not including the interest of a lessor under a lease that is an operating lease under generally accepted accounting principles.

“Principal Property” means any land, land improvements or building, together with the land upon which it is erected and fixtures comprising a part thereof, in each case, owned or leased by the Company or any Restricted Subsidiary and located in the United States, the gross book value (without deduction of any reserve for depreciation) of which on the date as of which the determination is being made is an amount which exceeds 2% of Consolidated Net Tangible Assets but not including such land, land improvements, buildings or portions thereof which is financed through the issuance of tax-exempt governmental obligations, or any such property that has been determined by a board resolution not to be of material importance to the respective businesses conducted by the Company or such Restricted Subsidiary effective as of the date such resolution is adopted by the Company’s board of directors.

“Restricted Subsidiary” means any Subsidiary which, at the time of determination, owns or is a lessee pursuant to a capital lease of any Principal Property.

“Subsidiary” of a Person means, with respect to any Person, any corporation, association, partnership or other business entity of which at least a majority of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person.

Consolidation, Merger or Sale of Substantially All Assets

The Company may consolidate or merge with, or sell all or substantially all of the Company’s assets to, another corporation as long as the surviving corporation is organized under the laws of the United States or any state thereof or the District of Columbia and the consolidation, merger or sale does not create a default under the applicable indenture. The remaining or acquiring corporation must assume all of the Company’s responsibilities and liabilities under the applicable indenture, including the payment of all amounts due on the notes and performance of the covenants. Under these circumstances, if the Company’s properties or assets become subject to a Lien not permitted by the applicable indenture, the Company will equally and ratably secure the notes.

Filing of Financial Statements

The indentures require the Company to file quarterly and annual financial statements with the SEC.

Events of Default

An event of default under the applicable indenture with respect to any series of notes includes the following:

•	failure to pay interest on the notes of that series for 30 days;

•	failure to pay principal on the notes of that series when due;

•	failure to perform any of the other covenants or agreements in the applicable indenture relating to the notes of that series that continues for 60 days after notice to the Company by the applicable trustee or holders of at least 25% in principal amount of the notes of that series then outstanding (for purposes of the financial statement reporting covenant, the 60-day grace period will be extended to 365 days);

•	failure to pay when due any Indebtedness of the Company or any Restricted Subsidiary having an aggregate principal amount outstanding of at least $25.0 million that continues for 25 days after notice to the Company by the applicable trustee or holders of at least 25% in principal amount of the notes of that series then outstanding; or

•	certain events of bankruptcy, insolvency or reorganization relating to the Company or any Restricted Subsidiary.

The indentures provide that the applicable trustee will, with certain exceptions, notify the holders of notes of the applicable series of any event of default known to it with respect to the notes of that series within 90 days after the occurrence of such event.

If an event of default (other than with respect to certain events of bankruptcy, insolvency or reorganization) occurs and is continuing with respect to the notes of any series, the applicable trustee or the holders of not less than 25% in principal amount of the notes of that series then outstanding may declare the principal amount to be due and payable. In that case, subject to certain conditions, the holders of a majority in principal amount of the notes of that series then outstanding can rescind and annul such declaration and its consequences. If an event of default with respect to certain events of bankruptcy, insolvency or reorganization occurs and is continuing, then all of the notes will ipso facto become and be due and payable immediately in an amount equal to the principal amount of the notes, together with accrued and unpaid interest, if any, to the date the notes become due and payable, without any declaration or other act on the part of the applicable trustee or any holder.

In the event of a declaration of acceleration because an event of default related to the failure to pay when due any Indebtedness having an aggregate principal amount outstanding of at least $25.0 million has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the default triggering such event of default shall be remedied or cured by the Company or the relevant Subsidiary or waived by the holders of the relevant Indebtedness within 60 days after the declaration of acceleration with respect thereto.

The Company is required to file an annual officers’ certificate with the applicable trustee concerning the Company’s compliance with the applicable indenture. Subject to the provisions of the applicable indenture relating to the duties of the trustee, the applicable trustee is not obligated to exercise any of its rights or powers at the request or direction of any of the holders unless they have offered the applicable trustee security or indemnity satisfactory to the applicable trustee. If the holders provide security or indemnity satisfactory to the applicable trustee, the holders of a majority in principal amount of the outstanding notes of the applicable series during an event of default may direct the time, method and place of conducting any proceeding for any remedy available to the applicable trustee under the applicable indenture or exercising any of the applicable trustee’s trusts or powers with respect to the notes.

Prior to the acceleration of the maturity of the notes of any series, the holders of not less than a majority in aggregate principal amount of the outstanding notes of that series may on behalf of the holders of all outstanding notes of that series waive any past default or event of default and its consequences, except a default or event of default (a) in the payment of the principal of, premium, if any, or interest on any note of that series (which may only be waived with the consent of each holder of notes affected) or (b) in respect of a covenant or a provision of the applicable indenture which cannot be modified or amended without the consent of the holder of each note outstanding affected by such modification or amendment.

Modification and Amendment of the Indentures

The Company and the guarantors may enter into supplemental indentures to the applicable indenture with the applicable trustee without the consent of the holders of the notes to, among other things:

•	evidence the assumption by a successor corporation of the Company’s obligations;

•	add covenants for the protection of the holders of the notes of any series;

•	create a new series of securities under the applicable indenture;

•	cure any ambiguity or correct any inconsistency in the applicable indenture;

•	add guarantees or security; and

•	make any change that does not adversely affect the rights of holders of the notes.

With the consent of the holders of a majority in principal amount of the notes of any series then outstanding and affected, the Company and the guarantors may execute supplemental indentures with the applicable trustee to add provisions or change or eliminate any provision of the applicable indenture or any supplemental indenture or to modify the rights of the holders of the notes so affected.

Without the consent of the holders of each outstanding note of a series affected, no supplemental indenture will, among other things:

•	reduce the percentage in principal amount of the notes of that series, the consent of the holders of which is required for any such supplemental indenture;

•	reduce the principal amount of the notes of that series or their interest rate or change the stated maturity of or extend the time for payment of interest on the notes of that series;

•	reduce the premium payable upon redemption of the notes of that series or change the time when the notes of that series may or shall be redeemed;

•	amend, change or modify the Company’s obligation to make and consummate a Change of Control Offer in the event of a Change of Control Triggering Event in accordance with “— Change of Control Triggering Event” above after such Change of Control Triggering Event has occurred, including amending, changing or modifying any definition related thereto;

•	impair the right to institute suit for the enforcement of the notes of that series;

•	reduce the percentage in principal amount of the notes of that series required for waiver of compliance with certain provisions of the applicable indenture or certain defaults; or

•	modify any other provisions with respect to modification and waiver, except to increase the percentage required for any modification or waiver or to provide that other provisions of the applicable indenture may not be modified or waived without your consent.

Defeasance and Covenant Defeasance

At the option of the Company, the Company (1) will be discharged from all obligations under the applicable indenture in respect of the notes of any series (except for certain obligations to exchange or register the transfer of the notes of that series, replace stolen, lost or mutilated notes of that series, maintain paying agencies and hold monies for payment in trust) or (2) need not comply with certain restrictive covenants of the applicable indenture (including the restrictions on Liens, the limitations on sale and lease back transactions and the requirement to make a Change of Control Offer) with respect to the notes of that series, in each case if the Company deposits with the applicable trustee, in trust, money or U.S. government obligations (or a combination thereof) sufficient to pay the principal of and any premium or interest on the notes of that series when due. In order to select option (1) above, the Company must provide the trustee with an opinion of counsel stating that (a) the Company received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of the applicable indenture, there has been a change in the applicable federal income tax law, in either case to the effect that and based thereon such opinion of counsel shall confirm that, the holders and beneficial owners of the notes of that series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred. In order to select option (2) above, the Company must provide the applicable trustee with an opinion of counsel to the effect that the holders and beneficial owners of the notes of that series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

In the event the Company exercises its option under (2) above with respect to the notes of any series and the notes of that series are declared due and payable because of the occurrence of any event of default other than default with respect to such obligations, the amount of money and U.S. government obligations on deposit with the applicable trustee will be sufficient to pay amounts due on the notes of that series at the time of their stated maturity but may not be sufficient to pay amounts due on the notes of that series at the time of the acceleration resulting from such event of default. The Company would remain liable, however, for such amounts.

Satisfaction and Discharge

The applicable indenture will be discharged as to all outstanding notes when:

•	either (1) all of the notes authenticated and delivered (other than (i) lost, stolen or destroyed notes which have been replaced or paid in accordance with the applicable indenture or (ii) all notes for whose payment money has been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the applicable trustee for cancellation, or (2) all notes not delivered to the applicable trustee for cancellation (i) have become due and payable or (ii) will become due and payable at their stated maturity within one year; and the Company has irrevocably deposited or caused to be deposited with the applicable trustee as trust funds in trust an amount in U.S. dollars sufficient to pay and discharge the entire indebtedness on the notes not theretofore delivered to the applicable trustee for cancellation;

•	the Company has paid or caused to be paid all other sums payable by the Company under the applicable indenture; and

•	the Company has delivered to the applicable trustee an officers’ certificate and an opinion of independent counsel each stating that (i) all conditions precedent relating to the satisfaction and discharge have been complied with, (ii) no default with respect to the notes has occurred and is continuing and (iii) such deposit does not result in a breach or violation of, or constitute a default under, the applicable indenture or any other agreement or instrument to which the Company is a party.

Governing Law

The indentures will be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry, Delivery and Form

The notes will be issued in one or more fully registered global notes (the “Global Notes”) in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Global Notes will be deposited upon issuance with the applicable trustee as custodian for The Depository Trust Company (“DTC”), in New York, New York, and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may be exchanged for notes in certificated form only in limited circumstances. See ‘‘— Exchange of Global Notes for Certificated Notes.” In addition, transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time.

Depository Procedures

The following description of the operations and procedures of DTC, Euroclear and Clearstream are provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. The Company takes no responsibility for these operations and procedures and urge investors to contact the system or their participants directly to discuss these matters.

DTC has advised the Company that DTC is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the “Participants”) and to facilitate the clearance and settlement of transactions in those securities between Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers (including the initial purchasers), banks, trust companies, clearing corporations and certain other organizations. Access to DTC’s system is also available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (collectively, the “Indirect Participants”).

Persons who are not Participants may beneficially own securities held by or on behalf of DTC only through the Participants or the Indirect Participants. The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of DTC are recorded on the records of the Participants and Indirect Participants.

DTC has also advised the Company that, pursuant to procedures established by it: (1) upon deposit of the Global Notes, DTC will credit the accounts of Participants designated by the initial purchasers with portions of the principal amount of the Global Notes; and (2) ownership of these interests in the Global Notes will be shown on, and the transfer of ownership thereof will be effected only through, records maintained by DTC (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interest in the Global Notes).

Except as described below, owners of interests in the Global Notes will not have notes registered in their names, will not receive physical delivery of notes in certificated form and will not be considered the registered owners or “holders” thereof under the applicable indenture for any purpose.

Payments in respect of the principal of, and interest and premium, if any, on a Global Note registered in the name of DTC or its nominee will be payable to DTC in its capacity as the registered holder under the applicable indenture. Under the terms of the applicable indenture, the Company and the applicable trustee will treat the Persons in whose names the notes, including the Global Notes, are registered as the owners thereof for the purpose of receiving payments and for all other purposes. Consequently, neither the Company, the applicable trustee nor any agent of the Company or the applicable trustee has or will have any responsibility or liability for: (1) any aspect of DTC’s records or any Participant’s or Indirect Participant’s records relating to or payments made on account of beneficial ownership interest in the Global Notes or for maintaining, supervising or reviewing any of DTC’s records or any Participant’s or Indirect Participant’s records relating to the beneficial ownership interests in the Global Notes; or (2) any other matter relating to the actions and practices of DTC or any of its Participants or Indirect Participants.

DTC has advised the Company that its current practice, upon receipt of any payment in respect of securities such as the notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date unless DTC has reason to believe it will not receive payment on such payment date. Each relevant Participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of DTC. Payments by the Participants and the Indirect Participants to the beneficial owners of notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of DTC, the applicable trustee or the Company. Neither the Company nor the applicable trustee will be liable for any delay by DTC or any of its Participants or Indirect Participants in identifying the beneficial owners of the notes, and the Company and the applicable trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.

Transfers between Participants in DTC will be effected in accordance with DTC’s procedures, and will be settled in same-day funds, and transfers between Participants in Euroclear and Clearstream will be effected in accordance with their respective rules and operating procedures.

Cross-market transfers between the Participants in DTC, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected through DTC in accordance with DTC’s rules on behalf of Euroclear or Clearstream, as the case may be, by its respective depositary; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, as the case may be, by the counterparty in such system in accordance with the rules and procedures and within the established deadlines (Brussels time) of such system. Euroclear or Clearstream, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the relevant Global Note in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear participants and Clearstream participants may not deliver instructions directly to the depositories for Euroclear or Clearstream.

DTC has advised the Company that it will take any action permitted to be taken by a holder of notes only at the direction of one or more Participants to whose account DTC has credited the interests in the Global Notes and only in respect of such portion of the aggregate principal amount of the notes as to which such Participant or Participants has or have given such direction. However, if there is an event of default under the notes, DTC reserves the right to exchange the Global Notes for legended notes in certificated form, and to distribute such notes to its Participants.

Although DTC, Euroclear and Clearstream have agreed to the foregoing procedures to facilitate transfers of interests Global Notes among Participants in DTC, Euroclear and Clearstream, they are under no obligation to perform or to continue to perform such procedures, and may discontinue such procedures at any time. Neither the Company nor the applicable trustee nor any of their respective agents will have any responsibility for the performance by DTC, Euroclear or Clearstream or their respective Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations.

Exchange of Global Notes for Certificated Notes

A Global Note is exchangeable for definitive notes in registered certificated form (“Certificated Notes”) if (1) DTC (a) notifies the Company that it is unwilling or unable to continue as depositary for the Global Notes and the Company fails to appoint a successor depositary or (b) has ceased to be a clearing agency registered under the Exchange Act and the Company fails to appoint a successor depositary, (2) the Company elects to issue Certificated Notes or (3) there shall have occurred and be continuing an event of default with respect to the notes.

In addition, beneficial interests in a Global Note may be exchanged for Certificated Notes upon prior written notice given to the applicable trustee by or on behalf of DTC in accordance with the applicable indenture. In all cases, Certificated Notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary (in accordance with its customary procedures).

Same-Day Settlement and Payment

The Company will make payments in respect of the notes represented by the Global Notes (including principal, premium, if any, and interest, if any) by wire transfer of immediately available funds to the accounts specified by the Global Note holder. The Company will make all payments of principal, interest and premium, if any, with respect to Certificated Notes by wire transfer of immediately available funds to the accounts specified by the holders thereof or, if no such account is specified, by mailing a check to each such holder’s registered address. The notes represented by the Global Notes are expected to be eligible to trade in DTC’s Same-Day Funds Settlement System, and any permitted secondary market trading activity in such notes will, therefore, be required by DTC to be settled in immediately available funds. The Company expects that secondary trading in any Certificated Notes will also be settled in immediately available funds.

Because of time zone differences, the securities account of a Euroclear or Clearstream participant purchasing an interest in a Global Note from a Participant in DTC will be credited, and any such crediting will be reported to the relevant Euroclear or Clearstream participant, during the securities settlement processing day (which must be a business day for Euroclear and Clearstream) immediately following the settlement date of DTC. DTC has advised the Company that cash received in Euroclear or Clearstream as a result of sales of interests in a Global Note by or through a Euroclear or Clearstream participant to a Participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or Clearstream cash account only as of the business day for Euroclear or Clearstream following DTC’s settlement date.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of material U.S. federal income tax considerations and, in the case of a non-U.S. holder (as defined below), material U.S. federal estate tax considerations, to beneficial owners of unregistered notes whose unregistered notes are tendered and accepted in an exchange offer. This summary is based on the U.S. federal income tax laws, regulations, rulings and judicial decisions now in effect, all of which are subject to change or differing interpretation, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular beneficial owner of unregistered notes or to certain types of beneficial owners of unregistered notes that may be subject to special tax rules (such as banks, tax-exempt entities, insurance companies, S corporations, dealers in securities or currencies, traders in securities electing to mark-to-market, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, beneficial owners that incurred indebtedness to purchase or carry the unregistered notes, beneficial owners that hold the unregistered notes or will hold the exchange notes as a position in a “straddle” or conversion transaction, or as part of a “synthetic security” or other integrated financial transaction or beneficial owners that have a “functional currency” other than the U.S. dollar). The discussion is limited to exchanging beneficial owners of unregistered notes that have held the unregistered notes, and will hold the exchange notes, as “capital assets” within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). Because the law with respect to certain U.S. federal income tax considerations of the exchange offers is uncertain and no ruling has been or will be requested from the Internal Revenue Service (the “IRS”) on any U.S. federal income tax matter concerning the exchange offers, no assurances can be given that the IRS or a court considering these issues will agree with the positions or conclusions discussed below.

Exchange Offers

The exchange of unregistered notes for exchange notes in the exchange offers will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an exchange note. The holding period of the exchange note will include the holding period of the unregistered note exchanged therefor and the basis of the exchange note will be the same as the basis of the unregistered note immediately before the exchange.

Persons considering the exchange of unregistered notes for exchange notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

U.S. Holders

The discussion below applies to you only if you are a U.S. holder. A “U.S. Holder” is a beneficial owner of unregistered notes whose unregistered notes are tendered and accepted in an exchange offer that is, for U.S. federal income tax purposes, (a) a citizen or resident of the United States, (b) a corporation (or other entity classified as a corporation for such purposes) created or organized in or under the laws of the United States, or any State thereof or the District of Columbia, (c) an estate, the income of which is subject to U.S. federal income taxation regardless of the source of that income, or (d) a trust if (i) a court within the United States can exercise primary supervision over its administration and one or more “United States persons” (as defined for U.S. federal income tax purposes) have the authority to control all of the substantial decisions of the trust or (ii) the trust has validly elected to be treated as a “United States person” under applicable regulations.

Interest.  Interest on an unregistered note and interest on an exchange note received by a U.S. Holder will be taxable to the U.S. Holder as ordinary interest income in accordance with the U.S. Holder’s method of accounting for U.S. federal income tax purposes.

Amortizable Bond Premium.  Unamortized bond premium which a U.S. Holder may have on the unregistered notes will carry over to the exchange notes received in exchange therefor. It may be possible for the U.S. Holder to elect to amortize this premium using a constant yield method over the term of the exchange note (or until an earlier call date, as applicable). The amortized amount of the premium for a taxable year generally will be treated first as a reduction of interest on the exchange note included in such taxable year to the extent thereof, then as a deduction allowed in that taxable year to the extent of the beneficial owner’s prior interest inclusions on the exchange note, and finally as a carryforward allowable against the beneficial owner’s future interest inclusions on the exchange note. A U.S. Holder must reduce its tax basis in such exchange note by the amount of the premium so amortized. The election to amortize premium on a constant yield method, once made, applies to all debt obligations held or subsequently acquired by the electing U.S. Holder on or after the first day of the taxable year to which the election applies and may not be revoked without the consent of the Service. U.S. Holders should consult their own tax advisors concerning the computation and amortization of any bond premium on their exchange notes.

Market Discount.  Accrued market discount on unregistered notes not previously treated as ordinary income by a U.S. Holder will carry over to the exchange notes received in exchange therefor. A U.S. Holder will be required to treat any gain on the sale, exchange, retirement or other taxable disposition (collectively, a “disposition”) of an exchange note as ordinary income to the extent of the accrued market discount on the exchange note at the time of the disposition unless such market discount has been previously included in income by the U.S. Holder pursuant to an election by the beneficial owner to include the market discount in income as it accrues (under either a ratable or constant yield method).

Dispositions.  Subject to the discussion above regarding market discount, a U.S. Holder’s disposition of an exchange note will result in capital gain or loss equal to the difference between the amount realized (except to the extent such amount is attributable to accrued but unpaid interest on the exchange note, which amount will be taxable as ordinary interest income in accordance with such U.S. holder’s method of accounting for U.S. federal income tax purposes) and the U.S. Holder’s adjusted tax basis in such exchange note immediately before such disposition (which should reflect any market discount previously included in income). Capital gain or loss will be long-term capital gain or loss if at the time of the disposition the U.S. Holder has held the exchange note for more than one year. Subject to limited exceptions, capital losses cannot be used to offset ordinary income.

Non-U.S. Holders

The following discussion applies to you if you are a beneficial owner of unregistered notes whose unregistered notes are exchanged for exchange notes and you are not a U.S. Holder (as defined above) and also are not a partnership (or an entity or arrangement classified as a partnership for U.S. federal tax purposes) (a “non-U.S. holder”).

Interest.  The United States generally imposes a 30 percent withholding tax on payments of interest to non-U.S. persons. The 30 percent (or lower applicable treaty rate) U.S. federal withholding tax will not apply to a non-U.S. Holder in respect of any payment of interest on the exchange notes that is not effectively connected with the conduct of a U.S. trade or business provided that such holder:

•	does not actually (or constructively) own 10 percent or more of the total combined voting power of all classes of our voting stock within the meaning of the Code and the U.S. Treasury regulations;

•	is not a controlled foreign corporation that is related to us actually or constructively through sufficient stock ownership;

•	is not a bank whose receipt of interest on the notes is described in section 881(c)(3)(A) of the Code; and

•	(a) provides identifying information (i.e., name and address) to us or our paying agent on IRS Form W-8BEN (or successor form), and certifies, under penalty of perjury, that such holder is not a U.S. person or (b) a financial institution holding the notes on behalf of such holder certifies, under penalty of perjury, that it has received the applicable IRS Form W-8BEN (or successor form) from the beneficial owner and provides us with a copy.

If a non-U.S. Holder cannot satisfy the requirements described above, payments of interest made to such holder will be subject to the 30 percent U.S. federal withholding tax, unless such holder provides us with a properly executed (i) IRS Form W-8BEN (or successor form) claiming an exemption from or reduction in withholding under the benefit of an income tax treaty or (ii) IRS Form W-8ECI (or successor form) stating that interest paid on the exchange note is not subject to withholding tax because it is effectively connected with such holder’s conduct of a trade or business in the United States.

If a non-U.S. Holder is engaged in a trade or business in the United States and interest on the notes is effectively connected with the conduct of that trade or business (and, if required by an applicable income tax treaty, is attributable to a permanent establishment in the United States maintained by such holder), such holder, although exempt from the 30 percent withholding tax, generally will be subject to U.S. federal income tax on that interest on a net income basis in the same manner as if such holder were a “United States person” as defined under the Code. In addition, if a non-U.S. Holder is a non-U.S. corporation, it may be subject to a branch profits tax equal to 30 percent (or lower applicable treaty rate) of its earnings and profits for the taxable year, subject to adjustments, that are effectively connected with the conduct by it of a trade or business in the United States. For this purpose, effectively connected interest on notes will be included in earnings and profits.

Dispositions.  Any gain realized on the disposition of an exchange note by a non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax unless (i) that gain is effectively connected with the non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an income tax treaty, is attributable to a U.S. permanent establishment maintained by such non-U.S. Holder), (ii) such holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition and certain other conditions are met, or (iii) in the case of disposition proceeds representing accrued interest, the non-U.S. Holder cannot satisfy the requirements of the complete exemption from withholding tax described above (and the non-U.S. Holder’s U.S. federal income tax liability has not otherwise been fully satisfied through the U.S. federal withholding tax described above).

If a non-U.S. Holder’s gain is effectively connected with such holder’s U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment maintained by such holder), such holder generally will be required to pay U.S. federal income tax on the net gain derived from the sale in the same manner as if it were a “United States person” as defined under the Code. If such a non-U.S. Holder is a corporation, such holder may also, under certain circumstances, be subject to a branch profits tax at a 30 percent rate (or lower applicable treaty rate). If a non-U.S. Holder is subject to the 183-day rule described above, such holder generally will be subject to U.S. federal income tax at a flat rate of 30 percent (or a reduced rate under an applicable treaty) on the amount by which capital gains allocable to U.S. sources (including gains from the sale, exchange, retirement or other disposition of the exchange note) exceed capital losses allocable to U.S. sources, even though the non-U.S. Holder is not considered a resident alien under the Code.

U.S. Federal Estate Tax with respect to the Exchange Notes.  If you are an individual and are not a U.S. citizen or a resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of your death, your exchange notes generally will not be subject to the U.S. federal estate tax, unless, at the time of your death:

•	the holder directly or indirectly, actually or constructively, owns 10 percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of section 871(h)(3) of the Code and the Treasury regulations thereunder; or

•	the holder’s interest on the notes is effectively connected with such holder’s conduct of a U.S. trade or business.

Information Reporting and Backup Withholding

In general, information reporting requirements apply to interest paid to, and to the proceeds of a sale or other disposition of an exchange note (including a redemption) by, certain U.S. Holders. In addition, backup withholding applies to a non-corporate U.S. Holder unless such holder provides a correct taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules. Backup withholding generally does not apply to payments made to certain exempt U.S. persons. In general, a non-U.S. Holder will not be subject to backup withholding and information reporting with respect to interest payments that we make to such holder provided that we have received from such holder the certification described above under “— Non-U.S. Holders — Interest” and neither we nor our paying agent has actual knowledge or reason to know that you are a U.S. Holder. However, we or our paying agent may be required to report to the IRS and the non-U.S. Holder payments of interest on the notes and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of a treaty or agreement.

Payments of the proceeds of a sale or other disposition (including a redemption) of the notes made to or through a non-U.S. office of non-U.S. financial intermediaries that do not have certain enumerated connections with the United States generally will not be subject to information reporting or backup withholding. In addition, a non-U.S. Holder will not be subject to backup withholding or information reporting with respect to the proceeds of the sale or other disposition of a note within the United States or conducted through non-U.S. financial intermediaries with certain enumerated connections with the United States, if the payor receives the certification described above under “— Non-U.S. Holders — Interest” or such holder otherwise establishes an exemption, provided that the payor does not have actual knowledge or reason to know that the non-U.S. Holder is a United States person or the conditions of any other exemption are not, in fact, satisfied.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a holder’s U.S. federal income tax liability provided the required information is furnished by such holder to the IRS in a timely manner.

PLAN OF DISTRIBUTION

Each broker-dealer that receives exchange notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such exchange notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for unregistered notes where such unregistered notes were acquired as a result of market-making activities or other trading activities. We have agreed to use commercially reasonable best efforts to keep the registration statement, of which this prospectus forms a part, continuously effective, supplemented and amended to the extent necessary to ensure that it is available for resales of the notes acquired by broker-dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms in all material respects with the requirements of the registration rights agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which this registration statement is declared effective and (ii) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.

We will not receive any proceeds from any sale of exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers that may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such exchange notes. Any broker-dealer that resells exchange notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of exchange notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

LEGAL MATTERS

Certain legal matters regarding the validity of the exchange notes will be passed upon for us by Mayer Brown LLP, Chicago, Illinois.

EXPERTS

The consolidated financial statements of Republic Services, Inc. included in Republic Services, Inc.’s Annual Report (Form 10-K) for the year ended December 31, 2009, and the effectiveness of Republic Services, Inc.’s internal control over financial reporting as of December 31, 2009 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement on Form S-4 with the SEC under the Securities Act to register the securities offered by means of this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information identified in the registration statement. For further information about us and the securities offered by means of this prospectus, we refer you to the registration statement and the exhibits filed as a part of the registration statement. If a contract or document has been filed as an exhibit to the registration statement, we refer you to the copy of the contract or document that has been filed.

We are subject to the information and periodic reporting requirements of the Securities Exchange Act of 1934. In accordance with those requirements, we file annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any document we file at the SEC’s public reference rooms at the following location:

100 F Street, N.E.
Washington, D.C., 20549

You can request copies of these documents upon payment of a duplicating fee by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms and the procedure for obtaining copies.

The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The documents that we file with the SEC, including the registration statement, are available to investors on this web site. You can log onto the SEC’s web site at http://www.sec.gov. Our common stock is listed on the New York Stock Exchange (NYSE: RSG), and you can obtain information about us at the offices of the New York Stock Exchange, 20 Broad Street, New York, NY 10005. Certain information is also available on our website at http://www.republicservices.com.

INCORPORATION BY REFERENCE

We file annual, quarterly and special reports and other information with the SEC. See “Where You Can Find More Information.” The following documents are incorporated into this prospectus by reference:

•	Republic’s Annual Report on Form 10-K for the year ended December 31, 2009;

•	Republic’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010;

•	Republic’s Current Reports on Form 8-K, dated January 4, 2010, January 6, 2010, February 12, 2010, March 1, 2010 (relating to item 8.01 which is filed with the SEC), March 1, 2010 (relating to item 2.03 which is filed with the SEC), March 4, 2010, and May 14, 2010; and

•	All documents filed by us under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this prospectus until the exchange offer is terminated (other than Current Reports on Form 8-K or portions thereof furnished under Item 2.02 or 7.01 of Form 8-K and portions of other documents which under applicable securities laws are deemed furnished and not filed with the SEC).

Any information incorporated by reference is considered part of this prospectus, and any information that we file with the SEC subsequent to the filing of the incorporated material or the date of this prospectus will automatically update and, if applicable, supercede the incorporated information and this prospectus.

You may obtain a copy of these filings, including exhibits (but not including exhibits that are specifically incorporated by reference), free of charge, by oral or written request directed to: Republic Services, Inc., 18500 North Allied Way, Phoenix, AZ 85054, Attention: Investor Relations, Phone: (480) 627-2700.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers

The following summary is qualified in its entirety by reference to the complete text of the statutes referred to below and to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), and by-laws.

The Certificate provides that we shall indemnify, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law (the “DGCL”), each person who is involved in any litigation or other proceeding because such person is or was a Republic director or officer or was serving at our request as a director, officer, employee or agent of another enterprise, against all expense (including attorney’s fees), loss or liability reasonably incurred or suffered in connection therewith. The Certificate provides that a person entitled to indemnification under the Certificate shall be paid expenses incurred in defending any proceeding in advance of its final disposition upon our receipt of an undertaking, by or on behalf of the director or officer, to repay all amounts so advanced if it is ultimately determined that such director or officer is not entitled to indemnification.

Section 145 of the DGCL permits a corporation to indemnify any director or officer of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding brought by reason of the fact that such person is or was a director or officer of the corporation, if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reason to believe his conduct was unlawful. In a derivative action (i.e., one brought by or on behalf of the corporation), however, indemnification may be made only for expenses, actually and reasonably incurred by any director or officer in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Delaware Court of Chancery or the court in which the action or suit was brought shall determine that the defendant is fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

Pursuant to Section 102(b)(7) of the DGCL, the Certificate eliminates the liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (i) from any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) from any transaction from which the director derived an improper personal benefit.

We may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Republic or another corporation, partnership, joint venture, trust or other enterprise. Under an insurance policy maintained by us, our directors and officers and the directors and officers of each of the co-registrants are insured, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of certain claims, actions, suits or proceedings, and certain liabilities which might be imposed as a result of such claims, actions, suits or proceedings, which may be brought against them by reason of being or having been such directors or officers.

Alabama Registrants:

(a) Alabama Recycling Services, Inc. and GEK, Inc. are incorporated under the laws of Alabama.

Division E of Article 8 of the Alabama Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 10-2B-8.42(d) of the Alabama Business Corporation Act provides that an officer of a corporation shall not be liable for any action taken as an officer or any failure to take any action if such officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

The bylaws of each of the Alabama corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Alabama corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Autauga County Landfill, LLC is organized as a limited liability company under the laws of Alabama.

Section 4 of the Alabama Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any person who is or was a member, manager or employee of the limited liability company under certain circumstances and subject to certain limitations.

The operating agreement of Autauga County Landfill, LLC provides that the company shall defend, indemnify and save harmless its sole member, its sole member’s officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Arizona Registrants:

(a) Allied Waste Industries (Arizona), Inc., Allied Waste Industries (Southwest), Inc., Apache Junction Landfill Corporation, Central Arizona Transfer, Inc., Mesa Disposal, Inc., Midway Development Company, Inc., Pinal County Landfill Corp., Summit Waste Systems, Inc. and Tri-State Refuse Corporation are incorporated under the laws of Arizona.

Sections 10-850 et seq. of the Arizona Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 10-202(B)(1) of the Arizona Business Corporation Act permits a corporation to provide in its articles of incorporation that a director shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations. Section 10-842(D) of the Arizona Business Corporation Act provides that an officer of a corporation shall not be liable for any action taken as an officer or any failure to take any action if such officer’s duties were performed (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner such officer reasonably believes to be in the best interests of the corporation.

The articles of incorporation of Allied Waste Industries (Arizona), Inc. provide for indemnification to the fullest extent permissible by law, by the bylaws of the corporation or by agreement.

The articles of incorporation of Allied Waste Industries (Arizona), Inc. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) the amount of a financial benefit received by a director to which the director is not entitled, (ii) an intentional infliction of harm on the corporation or the shareholders, (iii) a violation of Section 10-833 of the Arizona Business Corporation Act relating to unlawful distributions and (iv) an intentional violation of criminal law.

The articles of incorporation of each of Summit Waste Systems, Inc. and Midway Development Company, Inc. provide that the corporation shall indemnify any person who incurs expenses or liabilities by reason of the fact that such person is or was an officer, director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise. This indemnification shall be mandatory in all circumstances in which indemnification is permitted by law.

The articles of incorporation of each of Summit Waste Systems, Inc. and Midway Development Company, Inc. provide that, to the fullest extent permitted by the Arizona Business Corporation Act, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director.

The bylaws of each of Midway Development Company, Inc. and Summit Waste Systems, Inc. provide that the corporation shall indemnify, to the fullest extent provided by law, any person who incurs expenses or liabilities by reason of the fact he or she is or was an officer, director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise.

The bylaws of each of Central Arizona Transfer, Inc. and Mesa Disposal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Central Arizona Transfer, Inc. and Mesa Disposal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of any of Allied Waste Industries (Southwest), Inc., Apache Junction Landfill Corporation, Pinal County Landfill Corp. or Tri-State Refuse Corporation.

(b) Allied Waste Systems of Arizona, LLC, Cactus Waste Systems, LLC and Republic Services of Arizona Hauling, LLC are organized as limited liability companies under the laws of Arizona.

Section 29-610(A)(13) of the Arizona Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee, officer, agent or any other person.

The operating agreement of each of Cactus Waste Systems, LLC and Republic Services of Arizona Hauling, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of Allied Waste Systems of Arizona, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

California Registrants:

(a) A D A J Corporation, Allied Waste of California, Inc., Atlas Transport, Inc., Bay Collection Services, Inc., Bay Environmental Management, Inc., Bay Landfills, Inc., Bay Leasing Company, Inc., Berkeley Sanitary Service, Inc., BLT Enterprises of Oxnard, Inc., Borrego Landfill, Inc., Browning-Ferris Industries

of California, Inc., Charter Evaporation Resource Recovery Systems, Crockett Sanitary Service, Inc., Delta Container Corporation, Delta Paper Stock, Co., Elder Creek Transfer & Recovery, Inc., Forward, Inc., Golden Bear Transfer Services, Inc., Imperial Landfill, Inc., Independent Trucking Company, International Disposal Corp. of California, Keller Canyon Landfill Company, La Canada Disposal Company, Inc., Lathrop Sunrise Sanitation Corporation, Otay Landfill, Inc., Palomar Transfer Station, Inc., Perdomo & Sons, Inc., Ramona Landfill, Inc., RI/Alameda Corp., Richmond Sanitary Service, Inc., San Marcos NCRRF, Inc., Solano Garbage Company, Sunrise Sanitation Service, Inc., Sunset Disposal Service, Inc., Sycamore Landfill, Inc., West Contra Costa Energy Recovery Company, West Contra Costa Sanitary Landfill, Inc., West County Landfill, Inc., West County Resource Recovery, Inc. and Zakaroff Services are incorporated under the laws of California.

Section 317 of the California Corporations Code authorizes a court to award, or a corporation’s board of directors to grant, indemnity to any agent of the corporation under certain circumstances and subject to certain limitations.

Section 204(a)(10) of the California Corporations Code permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of such director’s duties, subject to certain limitations.

The articles of incorporation of each of BLT Enterprises of Oxnard, Inc., Keller Canyon Landfill Company and Perdomo & Sons, Inc. provide that the corporation is authorized to provide indemnification of agents for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code.

The articles of incorporation of each of BLT Enterprises of Oxnard, Inc., Borrego Landfill, Inc., Elder Creek Transfer & Recovery, Inc., Imperial Landfill, Inc., Keller Canyon Landfill Company, Lathrop Sunrise Sanitation Corporation, Palomar Transfer Station, Inc., Perdomo & Sons, Inc., Otay Landfill, Inc., Ramona Landfill, Inc., San Marcos NCRRF, Inc. and Sycamore Landfill, Inc. provide that the liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

The articles of incorporation of each of Elder Creek Transfer & Recovery, Inc. and Imperial Landfill, Inc. provide that the corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under California law. The corporation is authorized to provide indemnification of agents through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of that expressly permitted by Section 317 of the California Corporations Code for those agents of the corporation for breach of duty to the corporation and its stockholders, subject to limitations set forth in Section 204.

The articles of incorporation of Lathrop Sunrise Sanitation Corporation provide that the corporation is authorized to provide indemnification of agents through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, to the fullest extent permissible under California law.

The bylaws of each of A D A J Corporation, Atlas Transport, Inc., Bay Collection Services, Inc., Bay Environmental Management, Inc., Bay Landfills, Inc., Bay Leasing Company, Inc., Berkeley Sanitary Service, Inc., BLT Enterprises of Oxnard, Inc., Browning-Ferris Industries of California, Inc., Charter Evaporation Resource Recovery Systems, Crockett Sanitary Service, Inc., Elder Creek Transfer & Recovery, Inc., Forward, Inc., Golden Bear Transfer Services, Inc., Imperial Landfill, Inc., International Disposal Corp. of California, Keller Canyon Landfill Company, La Canada Disposal Company, Inc., Lathrop Sunrise Sanitation Corporation, Otay Landfill, Inc., Perdomo & Sons, Inc., RI/Alameda Corp., Richmond Sanitary Service, Inc., Solano Garbage Company, Sycamore Landfill, Inc., West Contra Costa Energy Recovery Company, West Contra Costa Sanitary Landfill, Inc., West County Landfill, Inc., West County Resource Recovery, Inc. and Zakaroff Services provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the California corporation registrants listed in the preceding paragraph also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of each of Delta Container Corporation, Independent Trucking Company, Sunrise Sanitation Service, Inc. and Sunset Disposal Service, Inc. provide that the board may, in its discretion, indemnify any director, officer, employee or other agent of the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in a proceeding (including a derivative action on behalf of the corporation) to which that person was or is threatened to be made a party by reason of the fact that such person was or is an agent of the corporation, but only to the extent allowed by the California Corporations Code and subject to director or shareholder approval as required by such code. In no event shall the corporation indemnify any such director or officer against any liability or expense by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The corporation may advance to each director or officer the expenses incurred in defending any proceeding referred to in the bylaws of the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall be determined ultimately that the director or officer is entitled to be indemnified as authorized by the bylaws of the company.

The bylaws of Delta Paper Stock, Co. provide that the corporation shall, to the maximum extent permitted by the California Corporations Code, indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste of California, Inc., Borrego Landfill, Inc., Palomar Transfer Station, Inc., Ramona Landfill, Inc. or San Marcos NCRRF, Inc.

(b) Allied Waste Transfer Services of California, LLC and San Diego Landfill Systems, LLC are organized as limited liability companies under the laws of California.

Section 17003(l) of the California Limited Liability Company Act permits a limited liability company to indemnify any person.

The operating agreement of each of the California limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

(c) Oceanside Waste & Recycling Services is organized as a general partnership under the laws of California.

Section 16401(c) of the California Uniform Partnership Act authorizes a general partnership to indemnify its partners under certain circumstances and subject to certain limitations.

There is no provision for indemnification of officers and directors in the partnership agreement of Oceanside Waste & Recycling Services. The partnership agreement provides that the partners shall continue to maintain general liability insurance in such amounts as are reasonable for the business and services conducted by the partnership.

Colorado Registrants:

(a) Bunting Trash Service, Inc. and Denver RL North, Inc. are incorporated under the laws of Colorado.

Article 109 of the Colorado Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers, directors, employees, fiduciaries or agents of the corporation under certain circumstances and subject to certain limitations.

Section 7-108-401(4) of the Colorado Business Corporation Act provides that a director or officer of the corporation shall not be liable to the corporation or its shareholders for any action the director or officer takes or omits to take as a director of officer if, in connection with such action or omission, the director or officer performed the duties of the position (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner the director or officer reasonably believes to be in the best interests of the corporation.

The bylaws of each of Bunting Trash Service, Inc and Denver RL North, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Bunting Trash Service, Inc. and Denver RL North, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Systems of Colorado, LLC, Frontier Waste Services (Colorado), LLC, Republic Services of Colorado Hauling, LLC and Republic Services of Colorado I, LLC are organized as limited liability companies under the laws of Colorado.

Section 407 of the Colorado Limited Liability Company Act permits a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.

The operating agreement of each of Frontier Waste Services (Colorado), LLC, Republic Services of Colorado Hauling, LLC and Republic Services of Colorado I, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of Allied Waste Systems of Colorado, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

Delaware Registrants:

(a) Allied Enviroengineering, Inc., Allied Green Power, Inc., Allied Nova Scotia, Inc., Allied Waste Alabama, Inc., Allied Waste Company, Inc., Allied Waste Holdings (Canada) Ltd., Allied Waste Industries, Inc., Allied Waste Landfill Holdings, Inc., Allied Waste North America, Inc., Allied Waste Rural Sanitation, Inc., Allied Waste Services of Colorado, Inc., Allied Waste Systems Holdings, Inc., Allied Waste Systems, Inc., Allied Waste Transportation, Inc., American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Services, Inc., American Disposal Transfer Services of Illinois, Inc., Attwoods of North America, Inc., AWIN Leasing Company, Inc., AWIN Management, Inc., BBCO, Inc., BFI Atlantic, Inc., BFI Energy Systems of Albany, Inc., BFI Energy Systems of Delaware County, Inc., BFI Energy Systems of Hempstead, Inc., BFI Energy Systems of Niagara II, Inc., BFI Energy Systems of Niagara, Inc., BFI Energy Systems of SEMASS, Inc., BFI Energy Systems of Southeastern Connecticut, Inc., BFI International, Inc., BFI REF-FUEL, Inc., BFI Trans River (GP), Inc., Bond County Landfill, Inc., Browning-Ferris Financial Services, Inc., Browning-Ferris Industries of Florida, Inc., Browning-Ferris Industries of Illinois, Inc., Browning-Ferris Industries of Ohio,

Inc., Browning-Ferris Services, Inc., CC Landfill, Inc., Cocopah Landfill, Inc., Compactor Rental Systems of Delaware, Inc., Copper Mountain Landfill, Inc., County Disposal (Ohio), Inc., County Disposal, Inc., County Landfill, Inc., East Chicago Compost Facility, Inc., ECDC Environmental of Humboldt County, Inc., ECDC Holdings, Inc., Environmental Development Corp., Environtech, Inc., Evergreen Scavenger Service, Inc., General Refuse Rolloff Corp., Georgia Recycling Services, Inc., Great Lakes Disposal Service, Inc., Liberty Waste Holdings, Inc., Lucas County Land Development, Inc., Mountain Home Disposal, Inc., NationsWaste, Inc., NCorp., Inc., Ohio Republic Contracts, II, Inc., Ottawa County Landfill, Inc., Republic Services Financial LP, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc., Republic Waste Services of Texas LP, Inc., Risk Services, Inc., Sangamon Valley Landfill, Inc., Standard Waste, Inc., Taylor Ridge Landfill, Inc., Tennessee Union County Landfill, Inc. and Wayne County Landfill IL, Inc. are incorporated under the laws of Delaware.

Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors, officers, employees and agents of the corporation under certain circumstances and subject to certain limitations.

Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain limitations.

The certificate of incorporation of each of Allied Enviroengineering, Inc., Allied Waste Alabama, Inc., Allied Waste Company, Inc., Allied Waste North America, Inc., AWIN Leasing Company, Inc. and AWIN Management, Inc. provides that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The certificate of incorporation of each of the Delaware corporation registrants listed in the preceding paragraph also provides that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the Delaware General Corporation Law.

The certificate of incorporation of each of Allied Enviroengineering, Inc., Allied Nova Scotia, Inc., Allied Waste Alabama, Inc., Allied Waste Company, Inc., Allied Waste Holdings (Canada) Ltd., Allied Waste North America, Inc., Allied Waste Systems, Inc., American Disposal Services, Inc., American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Transfer Services of Illinois, Inc., AWIN Leasing Company, Inc., AWIN Management, Inc., BBCO, Inc., Browning-Ferris Financial Services, Inc., Compactor Rental Systems of Delaware, Inc., County Disposal, Inc., County Disposal (Ohio), Inc., County Landfill, Inc., Environtech, Inc., Georgia Recycling Services, Inc., Mountain Home Disposal, Inc., NationsWaste, Inc., NCorp, Inc., Republic Services Financial LP, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana, LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc. and Republic Waste Services of Texas LP, Inc. provides that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law relating to an unlawful payment of a dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived any improper personal benefit.

The certificate of incorporation of each of Allied Green Power, Inc., Allied Waste Industries, Inc., Allied Waste Landfill Holdings, Inc., Allied Waste Rural Sanitation, Inc., Allied Waste Services of Colorado, Inc., Allied Waste Transportation, Inc., Bond County Landfill, Inc., CC Landfill, Inc., Cocopah Landfill, Inc., Copper Mountain Landfill, Inc., East Chicago Compost Facility, Inc., ECDC Environmental of Humboldt County, Inc., ECDC Holdings, Inc., Evergreen Scavenger Service, Inc., General Refuse Rolloff Corp., Great Lakes Disposal Service, Inc., Liberty Waste Holdings, Inc., Lucas County Land Development, Inc., Ohio Republic Contracts, II, Inc., Sangamon Valley Landfill, Inc., Taylor Ridge Landfill, Inc., Tennessee Union County Landfill, Inc. and Wayne County Landfill IL, Inc. provides that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that this provision shall not eliminate or limit the liability of the director to the extent that such elimination or limitation of liability is expressly prohibited by the Delaware General Corporation Law as in effect at the time of the alleged breach of duty by such director.

The certificate of incorporation of each of Allied Nova Scotia, Inc., Allied Waste Holdings (Canada) Ltd. and American Disposal Services, Inc. provides that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director or officer of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or other agent of any other entity against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person. Expenses incurred by a director or officer of the corporation shall be paid in advance to the fullest extent permitted by law upon an undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to indemnification. The corporation may procure insurance or other arrangement on behalf of any such person described in this paragraph.

The certificate of incorporation of each of American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Transfer Services of Illinois, Inc., County Disposal (Ohio), Inc., County Disposal, Inc. and County Landfill, Inc. provides that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director or officer of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer.

The certificate of incorporation of each of Evergreen Scavenger Service, Inc. and General Refuse Rolloff Corp. provides that the corporation shall indemnify, to the fullest extent permitted by law, each director or officer of the corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was an authorized representative of the corporation.

The certificate of incorporation of each of Allied Waste Systems Holdings, Inc., Republic Services Financial LP, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc. and Republic Waste Services of Texas LP, Inc. provides that the corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the Delaware General Corporation Law.

The certificate of incorporation of Ottawa County Landfill, Inc. provides that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful.

The bylaws of each of Allied Enviroengineering, Inc., Allied Green Power, Inc., Allied Waste Company, Inc., Allied Waste Holdings (Canada) Ltd., Allied Waste Industries, Inc., Allied Waste Landfill Holdings, Inc., Allied Waste Rural Sanitation, Inc., Allied Waste Services of Colorado, Inc., Allied Waste Systems, Inc., Allied Waste Transportation, Inc., American Disposal Services, Inc., American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Transfer Services of Illinois, Inc., Attwoods of North America, Inc., BBCO, Inc., BFI Atlantic, Inc., AWIN Leasing Company, Inc., AWIN Management, Inc., BFI Energy Systems of Albany, Inc., BFI Energy Systems of Delaware County, Inc., BFI Energy Systems of Hempstead, Inc., BFI Energy Systems of Niagara II, Inc., BFI Energy Systems of Niagara, Inc., BFI Energy Systems of SEMASS, Inc., BFI Energy Systems of Southeastern Connecticut, Inc., BFI International, Inc., BFI REF-FUEL, Inc., BFI Trans River (GP), Inc., Bond County Landfill, Inc., Browning-Ferris Financial Services, Inc., Browning-Ferris Industries of Florida, Inc., Browning-Ferris Industries of Illinois, Inc., Browning-Ferris Industries of Ohio, Inc., Browning-Ferris Services, Inc., CC Landfill, Inc., Cocopah Landfill, Inc., Compactor Rental Systems of Delaware, Inc., Copper Mountain Landfill, Inc., County Disposal, Inc., County Disposal (Ohio), Inc., County Landfill, Inc., East Chicago Compost Facility, Inc., ECDC Environmental of Humboldt County, Inc., ECDC Holdings, Inc., Environmental Development Corp., Environtech, Inc., Evergreen Scavenger Service, Inc., General Refuse Rolloff Corp., Georgia Recycling Services, Inc., Great Lakes Disposal Service, Inc., Liberty Waste Holdings, Inc., Lucas County Land Development, Inc., Mountain Home Disposal, Inc., NCorp, Inc., Ohio Republic Contracts, II, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc., Republic Waste Services of Texas LP, Inc., Risk Services, Inc., Sangamon Valley Landfill, Inc., Standard Waste, Inc., Taylor Ridge Landfill, Inc., Tennessee Union County Landfill, Inc. and Wayne County Landfill IL, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Delaware corporation registrants listed in the preceding paragraph also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Allied Nova Scotia, Inc. provide that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director or officer of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or other agent of any other entity against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person. Expenses incurred by a director or officer of the corporation shall be paid in advance to the fullest extent permitted by law upon an undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to indemnification. The corporation may procure insurance or other arrangement on behalf of any such person described in this paragraph.

The bylaws of Allied Waste Alabama, Inc. provide that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or other agent of any other entity against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person so long as a majority of a quorum of disinterested directors, the stockholders or legal counsel through a written opinion determines that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Expenses incurred by a director or officer of the corporation shall be paid in advance to the fullest extent permitted by law upon an undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to indemnification. The corporation may procure insurance or other arrangement on behalf of any such person described in this paragraph.

The bylaws of Allied Waste North America, Inc. provide that each director, officer and former director and officer of the corporation, and any person who may have served or who may hereafter serve at the request of the corporation as a director or officer of another corporation in which it owns shares of capital stock or of which it is a creditor, is hereby indemnified by the corporation against expenses actually and necessarily incurred by such person in connection with the defense of any action, suit or proceeding in which such person is made a party by reason of being or having been such director or officer, except in relation to matters as to which such person shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty.

The bylaws of NationsWaste, Inc. provide that each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceedings by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as director or officer or trustee of another entity or other enterprise shall be indemnified and held harmless by the corporation to the fullest extent permitted by law.

The bylaws of Ottawa County Landfill, Inc. provide that the board of directors of the corporation may, to the fullest extent permitted by the General Corporation Law of Delaware, indemnify any and all persons who it shall have the power to indemnify against any and all of the expenses, liabilities or other matters.

The bylaws of Republic Services Financial LP, Inc. provide that each person who is or was a director or officer of the corporation and each person who serves or served at the request of the corporation as a director or officer (or equivalent) of another entity or other enterprise shall be indemnified by the corporation to the fullest extent authorized by the Delaware General Corporation Law, except as to any action, suit or proceeding brought by or on behalf of the director or officer of the corporation without prior approval of the board of directors. Each person who is or was an employee or agent of the corporation, and each person who serves or has served at the request of the corporation as an employee or agent of another entity or other enterprise, may be similarly indemnified at the discretion of the board of directors. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in the bylaws of the corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

(b) Allied Gas Recovery Systems, L.L.C., Allied Services LLC, Allied Waste Environmental Management Group, LLC, Allied Waste of New Jersey-New York, LLC, Allied Waste Recycling Services of New Hampshire, LLC, Allied Waste Services of North America, LLC, Allied Waste Sycamore Landfill, LLC, Allied Waste Systems of Indiana, LLC, Allied Waste Transfer Services of Arizona, LLC, Allied Waste Transfer Services of Rhode Island, LLC, Anson County Landfill NC, LLC, Ariana, LLC, BFGSI, L.L.C., BFI Transfer Systems of Alabama, LLC, BFI Transfer Systems of DC, LLC, BFI Transfer Systems of Georgia, LLC, BFI Transfer Systems of Maryland, LLC, BFI Transfer Systems of Mississippi, LLC, BFI Transfer Systems of Virginia, LLC, BFI Waste Services of Tennessee, LLC, BFI Waste Services, LLC, BFI Waste Systems of Alabama, LLC, BFI Waste Systems of Arkansas, LLC, BFI Waste Systems of Georgia, LLC, BFI Waste Systems of Kentucky, LLC, BFI Waste Systems of Louisiana, LLC, BFI Waste Systems of Mississippi, LLC, BFI Waste Systems of Missouri, LLC, BFI Waste Systems of North America, LLC, BFI Waste Systems of North Carolina, LLC, BFI Waste Systems of South Carolina, LLC, BFI Waste Systems of Tennessee, LLC, BFI Waste Systems of Virginia, LLC, Bridgeton Landfill, LLC, Bridgeton Transfer Station, LLC, Browning-Ferris Industries, LLC, Brunswick Waste Management Facility, LLC, Butler County Landfill, LLC, Chilton Landfill, LLC, Consolidated Disposal Service, L.L.C., Continental Waste Industries, L.L.C., Courtney Ridge Landfill, LLC, D & L Disposal, L.L.C., E Leasing Company, LLC, Ellis Scott Landfill MO, LLC, Envotech-Illinois, L.L.C., Evergreen Scavenger Service, L.L.C., Forest View Landfill, LLC, Great Plains Landfill OK, LLC, H Leasing Company, LLC, Jefferson City Landfill, LLC, Kandel Enterprises, LLC, Lee County Landfill SC, LLC, Lemons Landfill, LLC, Liberty Waste Services Limited, L.L.C., Liberty Waste Services of McCook, L.L.C., Little Creek Landing, LLC, Local Sanitation of Rowan County, L.L.C., N Leasing

Company, LLC, New York Waste Services, LLC, Northeast Landfill, LLC, Packerton Land Company, L.L.C., Pinecrest Landfill OK, LLC, Polk County Landfill, LLC, Republic Services Group, LLC, Republic Services of California II, LLC, Republic Services of Georgia GP, LLC, Republic Services of Georgia LP, LLC, Republic Services of Indiana Transportation, LLC, Republic Services of New Jersey, LLC, Republic Services of Pennsylvania, LLC, Republic Services of South Carolina, LLC, Republic Services of Southern California, LLC, Republic Services of Wisconsin GP, LLC, Republic Services of Wisconsin LP, LLC, Republic Services Vasco Road, LLC, Republic Waste Services of Southern California, LLC, RITM, LLC, Rubbish Control, LLC, S Leasing Company, LLC, Sand Valley Holdings, L.L.C., Show-Me Landfill, LLC, Southeast Landfill, LLC, Webster Parish Landfill, L.L.C. and Willow Ridge Landfill, LLC are organized as limited liability companies under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act permits a limited liability company to indemnify any member or manager of the company from and against any and all claims and demands whatsoever.

Section 18-1101 of the Delaware Limited Liability Company Act permits a limited liability company to provide in its limited liability company agreement that a member, manager or other person shall not be liable for breach of contract and breach of duties to the limited liability company or to another member or manager or to another person that is a party to or is otherwise bound by the limited liability company agreement, subject to certain limitations.

The operating agreement of Allied Services, LLC provides that the company shall indemnify, defend and hold harmless any manager or officer of the company or their affiliates or any member, to the extent of the company’s assets, from and against any liability, damage, cost, expense, loss, claim or judgment incurred by such person arising out of any claim based upon acts performed or omitted to be performed by such person in connection with the business of the company, including, without limitation, attorneys’ fees and costs incurred by such person in the settlement or defense of such claim; provided that no such person shall be indemnified for claims based upon acts performed or omitted in breach of the operating agreement of the company or that constitute bad faith, fraud, willful misconduct or gross negligence. The manager of the company may, in its discretion, procure, at the expense of the company, errors and omissions insurance coverage for the manager and officers of the company.

The operating agreement of Allied Services, LLC also provides that no manager or officer of the company or their affiliates or any member shall be liable to the company or the other members for actions taken in good faith by such person in connection with the company or its business; provided that such person shall, in all instances, remain liable for acts in breach of the operating agreement of the company or that constitute bad faith, fraud, willful misconduct or gross negligence (except to the extent the company is compensated for the same by insurance coverage maintained by the company).

The operating agreement of each of Allied Waste Sycamore Landfill, LLC, BFI Transfer Systems of Alabama, LLC, BFI Transfer Systems of DC, LLC, BFI Transfer Systems of Georgia, LLC, BFI Transfer Systems of Maryland, LLC, BFI Transfer Systems of Mississippi, LLC, BFI Transfer Systems of Virginia, LLC, BFI Waste Services of Tennessee, LLC, BFI Waste Systems of Alabama, LLC, BFI Waste Systems of Arkansas, LLC, BFI Waste Systems of Georgia, LLC, BFI Waste Systems of Kentucky, LLC, BFI Waste Systems of Louisiana, LLC, BFI Waste Systems of Mississippi, LLC, BFI Waste Systems of Missouri, LLC, BFI Waste Systems of North Carolina, LLC, BFI Waste Systems of South Carolina, LLC, BFI Waste Systems of Tennessee, LLC, BFI Waste Systems of Virginia, LLC, Chilton Landfill, LLC, Consolidated Disposal Service, L.L.C., Courtney Ridge Landfill, LLC, Forest View Landfill, LLC, Kandel Enterprises, LLC and Willow Ridge Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of each of Allied Gas Recovery Systems, L.L.C., Allied Waste Environmental Management Group, LLC, Allied Waste of New Jersey-New York, LLC, Allied Waste Recycling Services of New Hampshire, LLC, Allied Waste Services of North America, LLC, Allied Waste Systems of Indiana, LLC, Allied

Waste Transfer Services of Arizona, LLC, Allied Waste Transfer Services of Rhode Island, LLC, BFGSI, L.L.C., BFI Waste Services, LLC, BFI Waste Systems of North America, LLC, Bridgeton Landfill, LLC, Bridgeton Transfer Station, LLC, Browning-Ferris Industries, LLC, Brunswick Waste Management Facility, LLC, Butler County Landfill, LLC, D & L Disposal, L.L.C., Envotech-Illinois L.L.C., Evergreen Scavenger Service, L.L.C., Jefferson City Landfill, LLC, Lemons Landfill, LLC, Liberty Waste Services of McCook, L.L.C., Little Creek Landing, LLC, New York Waste Services, LLC, Northeast Landfill, LLC, Packerton Land Company, L.L.C., Polk County Landfill, LLC, Sand Valley Holdings, L.L.C., Show-Me Landfill, LLC, and Southeast Landfill, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

The operating agreement of each of Anson County Landfill NC, LLC, Ellis Scott Landfill MO, LLC, Great Plains Landfill OK, LLC, Lee County Landfill SC, LLC and Pinecrest Landfill OK, LLC provides that the company shall defend, indemnify and save harmless any member and the officers and directors of any member from and against all losses, claims, costs, liabilities and damages incurred by them by reason of any act performed or omitted to be performed by them in connection with the business of the company, including attorneys’ fees incurred by them in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of each of E Leasing Company, LLC, H Leasing Company, LLC, N Leasing Company, LLC and S Leasing Company, LLC provides that the company shall indemnify, save harmless and pay all damages of the manager, the special purpose manager and any member or any stockholders, directors, members, officers, employees or agents of any of them relating to any damages incurred by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including reasonable attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred; provided that no member or manager shall be indemnified for any liability from fraud, willful misconduct or gross negligence. Such person shall provide an undertaking to repay the indemnification payment made by the company to such person if such person is found by a final nonappealable judgment not to be entitled to indemnification.

The operating agreement of each of E Leasing Company, LLC, H Leasing Company, LLC, N Leasing Company, LLC and S Leasing Company, LLC also provides that the manager shall perform his or her duties under the operating agreement in a manner he or she believes to be in the best interests of the company, and shall be under no fiduciary duty to the members, the special purpose manager, any creditor of the company or any other person. A person who so performs such duties shall not have any liability by reason of being or having been a manager of the company.

There is no provision for indemnification or insurance in the certificate of formation or operating agreement of Ariana, LLC, Continental Waste Industries, L.L.C., Liberty Waste Services Limited, L.L.C., Local Sanitation of Rowan County, L.L.C., Republic Services Group, LLC, Republic Services of California II, LLC, Republic Services of Georgia GP, LLC, Republic Services of Georgia LP, LLC, Republic Services of Indiana Transportation, LLC, Republic Services of New Jersey, LLC, Republic Services of Pennsylvania, LLC, Republic Services of South Carolina, LLC, Republic Services of Southern California, LLC, Republic Services of Wisconsin GP, LLC, Republic Services of Wisconsin LP, LLC, Republic Services Vasco Road, LLC, Republic Waste Services of Southern California, LLC, RITM, LLC, Rubbish Control, LLC or Webster Parish Landfill, L.L.C.

(c) Abilene Landfill TX, LP, BFI Energy Systems of Southeastern Connecticut, Limited Partnership, BFI Transfer Systems of Texas, LP, BFI Waste Services of Indiana, LP, BFI Waste Services of Texas, LP, BFI Waste Systems of Indiana, LP, Blue Ridge Landfill TX, LP, Brenham Total Roll-Offs, LP, Camelot Landfill TX, LP, Cefe Landfill TX, LP, Crow Landfill TX, L.P., Ellis County Landfill TX, LP, Forth Worth Landfill TX, LP, Galveston County Landfill TX, LP, Giles Road Landfill TX, LP, Golden Triangle Landfill TX, LP, Greenwood Landfill TX, LP, Gulf West Landfill TX, LP, Itasca Landfill TX, LP, Kerrville Landfill TX, LP, Lewisville Landfill TX, LP, Mars Road TX, LP, McCarty Road Landfill TX, LP, Mesquite Landfill TX, LP, Mexia Landfill TX, LP, Panama Road Landfill, TX, L.P., Pine Hill Farms Landfill TX, LP, Pleasant Oaks Landfill TX, LP, Republic Services Financial, Limited Partnership, Republic Services of Florida, Limited Partnership, Republic Services of Georgia, Limited Partnership, Republic Services of Indiana, Limited

Partnership, Republic Services of Wisconsin, Limited Partnership, Rio Grande Valley Landfill TX, LP, Royal Oaks Landfill TX, LP, RWS Transport, L.P., Southwest Landfill TX, LP, Tessman Road Landfill TX, LP, Turkey Creek Landfill TX, LP, Victoria Landfill TX, LP and Whispering Pines Landfill TX, LP are organized as limited partnerships under the laws of Delaware.

Section 15-110 of the Delaware Revised Uniform Partnership Act permits a partnership to indemnify any partner or other person from and against any and all claims and demands whatsoever.

Section 15-103(f) of the Delaware Revised Uniform Partnership Act permits a partnership to provide in its partnership agreement that the partner or other person shall not be liable for breach of contract and breach of duties to the partnership or to another partner or to another person that is a party to or is otherwise bound by the partnership agreement, subject to certain limitations.

The agreement of limited partnership of each of Abilene Landfill TX, LP, BFI Energy Systems of Southeastern Connecticut, Limited Partnership, BFI Transfer Systems of Texas, LP, BFI Waste Services of Indiana, LP, BFI Waste Services of Texas, LP, BFI Waste Systems of Indiana, LP, Blue Ridge Landfill TX, LP, Brenham Total Roll-Offs, LP, Camelot Landfill TX, LP, Cefe Landfill TX, LP, Crow Landfill TX, L.P., Ellis County Landfill TX, LP, Forth Worth Landfill TX, LP, Galveston County Landfill TX, LP, Giles Road Landfill TX, LP, Golden Triangle Landfill TX, LP, Greenwood Landfill TX, LP, Gulf West Landfill TX, LP, Itasca Landfill TX, LP, Kerrville Landfill TX, LP, Lewisville Landfill TX, LP, Mars Road TX, LP, McCarty Road Landfill TX, LP, Mesquite Landfill TX, LP, Mexia Landfill TX, LP, Panama Road Landfill, TX, L.P., Pine Hill Farms Landfill TX, LP, Pleasant Oaks Landfill TX, LP, Rio Grande Valley Landfill TX, LP, Royal Oaks Landfill TX, LP, Southwest Landfill TX, LP, Tessman Road Landfill TX, LP, Turkey Creek Landfill TX, LP, Victoria Landfill TX, LP and Whispering Pines Landfill TX, LP provides that the partnership shall defend, indemnify and save harmless the partners and their officers and directors from and against all losses, claims, costs, liabilities and damages incurred by them by reason of any act performed or omitted to be performed by them in connection with the business of the partnership, including attorneys’ fees incurred by them in connection with the defense of any action based on any such act or omission; provided, however, no person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The agreement of limited partnership of each of Republic Services of Florida, Limited Partnership, Republic Services of Georgia, Limited Partnership, Republic Services of Indiana, Limited Partnership, Republic Services of Wisconsin, Limited Partnership and RWS Transport, L.P. provides that to the fullest extent permitted by law, the partnership shall indemnify and hold harmless the general partner, its affiliates and all directors, officers, shareholders, partners, employees, representatives and agents of the general partner and its affiliates and all officers, employees, representatives and agents of the partnership and its affiliates from and against any and all losses, claims, demands, liabilities, expenses (including all fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which such person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management or the affairs of the partnership, or the general partner or its status as a general partner, an affiliate thereof, or partner, director, officer, stockholder, employee, representative or agent thereof or of the partnership or a person serving at the request of the partnership, the general partner or any affiliate thereof in another entity in a similar capacity, which relates to or arises out of the partnership, its property, its businesses or affairs. Such person shall not be entitled to indemnification with respect to any claim, issue or matter in which it has engaged in conduct that constitutes fraud, willful misconduct, bad faith or gross negligence; provided, however, that a court of competent jurisdiction may determine upon application that, despite such conduct, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such liabilities and expenses as the court may deem proper. Expenses shall be advanced by the partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the partnership of an undertaking by or on behalf of such person to repay such amount if it shall be determined that such person is not entitled to be indemnified as authorized in the company’s agreement of limited partnership. The general partner and the partnership may purchase and maintain insurance on behalf of any person against any liability that may be asserted against or expenses that may be incurred by such person in connection with activities of the partnership, regardless of whether the partnership would have the power to indemnify such person against such liability under the provisions of the agreement of limited partnership of the company.

The agreement of limited partnership of each of Republic Services of Florida, Limited Partnership, Republic Services of Georgia, Limited Partnership, Republic Services of Indiana, Limited Partnership, Republic Services of Wisconsin, Limited Partnership and RWS Transport, L.P. provides that neither the general partner, its affiliates nor any of their respective officers, directors, shareholders, partners, employees, representatives or agents nor any officer, employee, representative or agent of the partnership and its affiliates shall be liable to the partnership or any partner for any act or omission (in relation to the partnership, the partnership agreement, any related document or any transaction or investment contemplated hereby or thereby) taken or omitted in good faith by such person and in the reasonable belief that such act or omission is in or is not contrary to the best interests of the partnership and is within the scope of authority granted to such person by the partnership agreement, provided that such act or omission does not constitute fraud, willful misconduct, bad faith or gross negligence.

There is no provision for indemnification or insurance in the certificate of limited partnership or agreement of limited partnership of BFI Energy Systems of Southeastern Connecticut, Limited Partnership or Republic Services Financial, Limited Partnership.

Florida Registrants:

(a) Delta Dade Recycling Corp., Delta Resources Corp., Delta Site Development Corp., Delta Waste Corp., Envirocycle, Inc., Gulfcoast Waste Service, Inc., Manumit of Florida, Inc., Republic Services Aviation, Inc. and Schofield Corporation of Orlando are incorporated under the laws of Florida.

Section 607.0850 of the Florida Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers, directors, employees or other agents of the corporation under certain circumstances and subject to certain limitations.

Section 607.0831 of the Florida Business Corporation Act provides that a director shall not be personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act regarding corporate management or policy by such director, subject to certain limitations.

The articles of incorporation of each of Delta Dade Recycling Corp., Envirocycle, Inc. and Gulfcoast Waste Service, Inc. provide that the corporation shall indemnify any officer or director, or any former officer or director, to the fullest extent permitted by law.

The bylaws of each of Delta Dade Recycling Corp., Delta Resources Corp., Delta Site Development Corp., Delta Waste Corp., Envirocycle, Inc., Gulfcoast Waste Service, Inc., Manumit of Florida, Inc., Republic Services Aviation, Inc. and Schofield Corporation of Orlando provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Delta Dade Recycling Corp., Delta Resources Corp., Delta Site Development Corp., Delta Waste Corp., Envirocycle, Inc., Gulfcoast Waste Service, Inc., Manumit of Florida, Inc., Republic Services Aviation, Inc. and Schofield Corporation of Orlando also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Transfer Services of Florida, LLC is organized as a limited liability company under the laws of Florida.

Section 608.4229 of the Florida Limited Liability Act permits a limited liability company to indemnify a member, manager or other person under certain circumstances and subject to certain limitations.

Section 608.4225 of the Florida Limited Liability Act provides that a manager or managing member shall not be liable for any action taken as a manager or managing member or any failure to take any action if the manager or managing member performed his or her duties in compliance with the duty of loyalty and duty of care to the company and all of the members of the company.

The operating agreement of Allied Waste Transfer Services of Florida, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Georgia Registrants:

(a) Allied Waste Hauling of Georgia, Inc., Allied Waste Industries of Georgia, Inc., Golden Waste Disposal, Inc., Price & Sons Recycling Company and S & S Recycling, Inc. are incorporated under the laws of Georgia.

Sections 14-2-850 et seq. of the Georgia Business Corporation Code authorize a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 14-2-202(b)(4) of the Georgia Business Corporation Code permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations. Section 14-2-842 of the Georgia Business Corporation Code provides that an officer shall not be liable to the corporation or to its shareholders for any action taken as an officer or any failure to take any action if such officer performed the duties of the office (i) in a manner he or she believes in good faith to be in the best interests of the corporation and (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances.

The articles of incorporation of Price & Sons Recycling Company provide that no director of the corporation shall have personal liability to the corporation or its shareholders for monetary damages for breach of such director’s duty of care or other duty as a director, except as required by the Georgia Business Corporation Code.

The bylaws of each of Price & Sons Recycling Company and S & S Recycling, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Price & Sons Recycling Company and S & S Recycling, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of each of Allied Waste Hauling of Georgia, Inc., Allied Waste Industries of Georgia, Inc. or Golden Waste Disposal, Inc.

(b) Central Virginia Properties, LLC, Gateway Landfill, LLC and Wayne Developers, LLC are organized as limited liability companies under the laws of Georgia.

Section 14-11-306 of the Georgia Limited Liability Company Act permits a limited liability company to indemnify a member, manager or other person under certain circumstances and subject to certain limitations.

The operating agreement of Gateway Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Central Virginia Properties, LLC or Wayne Developers, LLC.

Idaho Registrants: Ada County Development Company, Inc., Allied Waste Services of Page, Inc., and American Sanitation, Inc. are incorporated under the laws of Idaho.

Sections 30-1-850 et seq. of the Idaho Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 30-1-202(2)(d) of the Idaho Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations. Section 30-1-842 of the Idaho Business Corporation Act provides that an officer shall not be liable to the corporation or to its shareholders for any decision to take or not to take action or any failure to take action as an officer if the duties of the office are performed (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.

The articles of incorporation of American Sanitation, Inc. provide that no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages resulting from a breach of fiduciary duty as a director of the corporation, provided that such provision shall not eliminate or limit the liability of a director for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law, (iii) any of those liabilities provided under 30-1-48 of the Idaho Business Corporation Act relating to unlawful dividends, repurchases or distributions of assets or (iv) any transaction from which the director derived an improper personal benefit.

The bylaws of each of Ada County Development Company, Inc. and American Sanitation, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Ada County Development Company, Inc. and American Sanitation, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste Services of Page, Inc.

Illinois Registrants:

(a) ADS of Illinois, Inc., Allied Waste Industries of Illinois, Inc., Arc Disposal Company, Inc., Area Disposal, Inc., Borrow Pit Corp., Brickyard Disposal & Recycling, Inc., CWI of Illinois, Inc., Environmental Reclamation Company, Fred Barbara Trucking Co., Inc., Illinois Landfill, Inc., Illinois Recycling Services, Inc., Illinois Valley Recycling, Inc., Ingrum Waste Disposal, Inc., Kankakee Quarry, Inc., LandComp Corporation, Lee County Landfill, Inc., Loop Recycling, Inc., Loop Transfer, Incorporated, Northlake Transfer, Inc., RCS, Inc., Roxana Landfill, Inc., Saline County Landfill, Inc., Shred — All Recycling Systems Inc., Southern Illinois Regional Landfill, Inc., Streator Area Landfill, Inc., Suburban Transfer, Inc., Suburban Warehouse, Inc., Tri-State Recycling Services, Inc. and Upper Rock Island County Landfill, Inc. are incorporated under the laws of Illinois.

Section 8.75 of the Illinois Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors, officers, employees and agents of the corporation under certain circumstances and subject to certain limitations.

Section 5/2.10(b)(3) of the Illinois Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations.

The articles of incorporation of ADS of Illinois, Inc. provide that, to the fullest extent permitted by the Illinois Business Corporation Act, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

The articles of incorporation of Borrow Pit Corp. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act relating to unlawful distributions or (iv) any transaction from which the director derived an improper personal benefit.

The bylaws of each of ADS of Illinois, Inc., Arc Disposal Company, Inc., Area Disposal, Inc., Borrow Pit Corp., Brickyard Disposal & Recycling, Inc., CWI of Illinois, Inc., Environmental Reclamation Company, Fred Barbara Trucking Co., Inc., Illinois Recycling Services, Inc., Illinois Valley Recycling, Inc., Ingrum Waste Disposal, Inc., Kankakee Quarry, Inc., LandComp Corporation, Loop Recycling, Inc., Loop Transfer, Incorporated, Northlake Transfer, Inc., Roxana Landfill, Inc., Saline County Landfill, Inc., Shred — All Recycling Systems Inc., Southern Illinois Regional Landfill, Inc., Suburban Transfer, Inc., Suburban Warehouse, Inc., Tri-State Recycling Services, Inc. and Upper Rock Island County Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Illinois corporation registrants listed in the preceding paragraph also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Illinois Landfill, Inc. provide that, to the extent not inconsistent with applicable law, every person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another entity, shall be indemnified by the corporation against all liability and reasonable expenses that may be incurred by him or her in connection with or resulting from any Claim: (i) if such person is successful with respect to the claim, (ii) if not successful, then if such person is determined to have: (1) conducted himself or herself in good faith; and (2) reasonably believed: (A) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (B) in all other cases, that his conduct was at least not opposed to the best interest of the corporation; and (3) in the case of any criminal proceeding, either: (A) had reasonable cause to believe his conduct was lawful; or (B) had no reasonable cause to believe his conduct was unlawful. The determination whether such person has met the required standards of conduct shall be made (i) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the claim, and if such a quorum cannot be obtained, then (ii) by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the claim, and if such a committee cannot be constituted, then (iii) by the shareholders (but shares owned by or voted under the control of a director who is at the time a party to the claim may not be voted), and if there are no shareholders who are entitled to vote pursuant to the requirements of (iii) above, then (iv) by special legal counsel selected by a majority vote of the full board of directors. Expenses incurred by such person with respect to any claim shall be advanced by the corporation (by action of the board of directors, whether or not a disinterested quorum exists) prior to the final disposition thereof if: (i) such person furnishes the corporation a written affirmation of his good faith belief that such person has met the standards of conduct specified in the bylaws of the corporation; and (ii) such person furnishes the corporation a written undertaking to repay the advance if it is ultimately determined that such person did not meet the specified standards of conduct; and (iii) the board of directors makes a determination that the facts then known would not preclude indemnification of such person.

The bylaws of each of RCS, Inc. and Streator Area Landfill, Inc. provide that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such persons shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Any determination to indemnify such person shall be made: (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the board of directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation, as a director, officer, employee or agent of another entity or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste Industries of Illinois, Inc. or Lee County Landfill, Inc.

(b) Liberty Waste Service of Illinois, L.L.C. is organized as a limited liability company under the laws of Illinois.

Section 15-7(a) of the Illinois Limited Liability Company Act authorizes a limited liability company to indemnify a member or manager under certain circumstances and subject to certain limitations.

The operating agreement of Liberty Waste Service of Illinois, L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Indiana Registrants:

(a) Allied Waste Industries of Northwest Indiana, Inc., DTC Management, Inc. and Wastehaul, Inc. are incorporated under the laws of Indiana.

Section 23-1-37 of the Indiana Business Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers, directors, agents and employees of the corporation under certain circumstances and subject to certain limitations.

Section 23-1-35-1(e) of the Indiana Business Corporation Law provides that a director shall not be liable for any action taken as a director or any failure to take any action, regardless of the nature of the alleged breach of duty unless (i) the director has breached or failed to perform the duties of the director’s office (1) in good faith, (2) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (3) in a manner the director reasonably believes to be in the best interests of the corporation and (ii) the breach or failure to perform constitutes willful misconduct or recklessness.

The articles of incorporation of DTC Management, Inc. provide for indemnification to the fullest extent permissible by law.

The bylaws of Allied Waste Industries of Northwest Indiana, Inc. provide for indemnification for any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another foreign or domestic entity that may be incurred by him or her in connection with or resulting from any claim as long as such person acted in good faith and reasonably believed that his or her conduct was in the best interest of (in the case of conduct in his or her official capacity with the corporation) or not opposed to (in all other cases) the best interest of the corporation. In the case of any criminal proceeding, such person must have had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful. The determination whether such person has met the required standards of conduct shall be made (i) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the claim, and if such a quorum cannot be obtained; then (ii) by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the claim; and if such a committee cannot be constituted; then (iii) by the shareholders, and if there are no shareholders who are not also directors who are a party to the claim; then (iv) by special legal counsel selected by a majority vote of the full board of directors (in which selection, a director who is a party to the claim may participate). Expenses incurred by such person may be advanced by the corporation prior to the final disposition of the claim under certain circumstances.

The bylaws of DTC Management, Inc. and Wastehaul, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of DTC Management, Inc. and Wastehaul, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Agricultural Acquisitions, LLC is organized as a limited liability company under the laws of Indiana.

Section 23-18-2-2(14) of the Indiana Business Flexibility Act permits a limited liability company to indemnify a member, manager, agent or employee of the corporation under certain circumstances and subject to certain limitations.

Section 23-18-4-2(a) of the Indiana Business Flexibility Act provides that, unless otherwise provided in a written operating agreement, a member or manager shall not be liable for damages to the limited liability company or to the members of the limited liability company for any action taken or failure to act on behalf of the limited liability company, unless the act or omission constitutes willful misconduct or recklessness.

The operating agreement of Agricultural Acquisitions, LLC provides that the company shall indemnify any member or manager and may indemnify any employee or other agent of the company who was or is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal (other than an action by or in the right of the company) by reason of the fact that such member, manager, employee or other agent of the company operates in that capacity, against all expenses, including attorney fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding. Such indemnification will only be provided if such person acted in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner that such person reasonably believed to be in the best interest of the company and, with respect to a criminal action or proceeding, if such person had no reasonable cause to believe that the person’s conduct was unlawful.

(c) Benton County Development Company, Clinton County Landfill Partnership, County Line Landfill Partnership, Illiana Disposal Partnership, Jasper County Development Company Partnership, Key Waste Indiana Partnership, Lake County C & D Development Partnership, Newton County Landfill Partnership, Springfield Environmental General Partnership, Tippecanoe County Waste Services Partnership and Warrick County Development Company are organized as general partnerships under the laws of Indiana.

Section 23-4-1-18(b) of the Indiana Uniform Partnership Act authorizes a general partnership to indemnify partners under certain circumstances and subject to certain limitations.

There is no provision for indemnification or insurance in the partnership agreements of any of the Indiana general partnership registrants.

Iowa Registrants:

(a) Jetter Disposal, Inc. is incorporated under the laws of Iowa.

Division VIII, Part E of the Iowa Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 490.831(1) provides that a director shall not be liable to the corporation or its shareholders for any decision as a director to take or not to take action or any failure to take any action unless the challenged conduct was the result of (i) action not in good faith, (ii) a decision that the director did not reasonably believe to be in the best interests of the corporation or (iii) a decision as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances. Section 490.842(3) provides that an officer shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action if the duties of the officer are performed (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

The bylaws of Jetter Disposal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Jetter Disposal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Transfer Services of Iowa, LLC is organized as a limited liability company under the laws of Iowa.

Section 490A.202(17) of the Iowa Limited Liability Company Act permits a limited liability company to indemnify a member, manager or other person, as provided in an operating agreement.

Section 490A.706(4) of the Iowa Limited Liability Company Act provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performed the duties of the manager’s office in good faith, with the care an ordinary prudent person in a like position would exercise under similar circumstances, and in a manner the manager believes to be in the best interests of the limited liability company.

The operating agreement of Allied Waste Transfer Services of Iowa, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Kansas Registrants: American Disposal Services of Kansas, Inc., Resource Recovery, Inc. and Sunset Disposal, Inc. are incorporated under the laws of Kansas.

Section 17-6305 of the General Corporation Code of Kansas authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The bylaws of each of the Kansas corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Kansas corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

Kentucky Registrants:

(a) Republic Services of Kentucky, LLC is organized as a limited liability company under the laws of Kentucky.

Section 275.180 of the Kentucky Limited Liability Company Act permits a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.

Section 274.170(1) of the Kentucky Limited Liability Company Act provides that, unless otherwise provided in a written operating agreement, a member or manager shall not be liable, responsible or accountable in damages or otherwise to a limited liability company for any action taken or failure to act on behalf of the limited liability company unless the act or omission constitutes wanton or reckless misconduct.

There is no provision for indemnification or insurance in the certificate of formation or operating agreement of Republic Services of Kentucky, LLC.

(b) Benson Valley Landfill General Partnership, Blue Ridge Landfill General Partnership, Green Valley Landfill General Partnership and Morehead Landfill General Partnership are organized as general partnerships under the laws of Kentucky.

Section 362.235 of the Kentucky Uniform Partnership Act authorizes a general partnership to indemnify partners under certain circumstances and subject to certain limitations.

There is no provision for indemnification or insurance in the partnership agreement of any of the Kentucky general partnership registrants.

Louisiana Registrants: Crescent Acres Landfill, LLC, Frontier Waste Services of Louisiana L.L.C., Jefferson Parish Development Company, LLC and St. Bernard Parish Development Company, LLC are organized as limited liability companies under the laws of Louisiana.

Section 12:1315(2) of the Louisiana Limited Liability Company Act permits a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.

Section 12:1314 of the Louisiana Limited Liability Company Act provides that a manager or managing member shall not be liable for any action taken on behalf of the limited liability company or any failure to take any action if he or she performed the duties of his or her office in good faith, with the diligence, care, judgment, and skill which an ordinary prudent person in a like position would exercise under similar circumstances.

The operating agreement of Frontier Waste Services of Louisiana L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of each of Crescent Acres Landfill, LLC, Jefferson Parish Development Company, LLC and St. Bernard Parish Development, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

Maryland Registrants:

(a) Browning-Ferris, Inc., Calvert Trash Systems, Incorporated and Honeygo Run Reclamation Center, Inc. are incorporated under the laws of Maryland.

Section 2-418 of the Maryland General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 2-405.1 of the Maryland General Corporation Law and Section 5-417 of the Maryland Courts and Judicial Proceedings Article provide that a director shall have no liability by reason of being or having been a director of a corporation if such director performs his or her duties (i) in good faith, (ii) in a manner he or she reasonably believes to be in the best interests of the corporation and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The bylaws of each of the Maryland corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Maryland corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Prince George’s County Landfill, LLC is organized as a limited liability company under the laws of Maryland.

Section 4A-203 of the Maryland Limited Liability Company Act permits a limited liability company to indemnify a member, agent or employee of the company under certain circumstances and subject to certain limitations.

The operating agreement of Prince George’s County Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Massachusetts Registrants:

(a) Allied Acquisition Two, Inc., Atlantic Waste Holding Company, Inc., Browning-Ferris Industries, Inc., F. P. McNamara Rubbish Removal, Inc. and Vining Disposal Service, Inc. are incorporated under the laws of Massachusetts.

Sections 8.50 et seq. of the Massachusetts Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 8.30 of the Massachusetts Business Corporation Act provides that a director shall not be liable for any action taken as a director, or any failure to take any action, if such director performed the duties of the office (i) in good faith, (ii) with the care that a person in a like position would reasonably believe appropriate under similar circumstances and (iii) in a manner such director reasonably believes to be in the best interests of the corporation. Section 8.42 of the Massachusetts Business Corporation Act provides that an officer shall not be liable to the corporation or its shareholders for any decision to take or not to take any action taken, or any failure to take any action as an officer if the duties of the officer are performed (i) in good faith, (ii) with the care that a person in a like position would reasonable exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.

The bylaws of each of Allied Acquisition Two, Inc., Atlantic Waste Holding Company, Inc., Browning-Ferris Industries, Inc. and F. P. McNamara Rubbish Removal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Allied Acquisition Two, Inc., Atlantic Waste Holding Company, Inc., Browning-Ferris Industries, Inc. and F. P. McNamara Rubbish Removal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Vining Disposal Service, Inc. provide that the corporation shall indemnify and hold harmless each person, now or hereafter an officer or director of the corporation, from and against any and all claims and liabilities to which such person may be or become subject by reason of such person being or having been an officer or a director of the corporation or by reason of such person’s alleged acts or omissions as an officer or director of the corporation. The corporation shall indemnify and reimburse each such officer and director against and for any and all legal and other expenses reasonably incurred by such person in connection with any such claims and liabilities, except with respect to any matters to which such officer or director shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. The corporation shall similarly indemnify and hold harmless persons who serve at the corporation’s request as directors or officers of another organization in which the corporation owns shares or of which it is a creditor.

(b) Allied Waste Services of Massachusetts, LLC, BFI Transfer Systems of Massachusetts, LLC and BFI Waste Systems of Massachusetts, LLC are organized as limited liability companies under the laws of Massachusetts.

Section 8 of the Massachusetts Limited Liability Company Act permits a limited liability company to indemnify a member, manager or any other person under certain circumstances and subject to certain limitations.

The operating agreement of each of the Massachusetts limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Michigan Registrants:

(a) Adrian Landfill, Inc., Central Sanitary Landfill, Inc., Citizens Disposal, Inc., City-Star Services, Inc., Clarkston Disposal, Inc., Dinverno, Inc., Eagle Industries Leasing, Inc., FLL, Inc., G. Van Dyken Disposal Inc., Harland’s Sanitary Landfill, Inc., Oakland Heights Development, Inc., Reliable Disposal, Inc., Royal Holdings, Inc., Sanitary Disposal Service, Inc., Sauk Trail Development, Inc., Standard Disposal Services, Inc., Standard Environmental Services, Inc., Tay-Ban Corporation and Tri-County Refuse Service, Inc. are incorporated under the laws of Michigan.

Sections 450.1651 et seq. of the Michigan Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 450.1209 of the Michigan Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director under certain circumstances and subject to certain limitations.

The articles of incorporation of Central Sanitary Landfill, Inc. provide that the corporation shall indemnify any director of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, or is or was serving at the request of the corporation in another capacity, to the fullest extent permitted (in the absence of rights granted under the articles of incorporation, bylaws or contractual rights) by the Michigan Business Corporation Act.

The articles of incorporation of Central Sanitary Landfill, Inc. also provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability arising from (i) a breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or knowing violation of law, (iii) a violation of Section 551(1) of the Michigan Business Corporation Act relating to unlawful dividends, distributions or loans or (iv) a transaction from which such director derived an improper personal benefit.

The articles of incorporation of each of Citizens Disposal, Inc. and Clarkston Disposal, Inc. provide that no director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for a breach of the director’s fiduciary duty.

The articles of incorporation of Oakland Heights Development, Inc. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability arising from (i) a breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or knowing violation of law, (iii) a violation of Section 551(1) of the Michigan Business Corporation Act relating to unlawful dividends, distributions or loans, (iv) a transaction from which such director derived an improper personal benefit or (v) an act or omission occurring prior to the date that the articles of incorporation of the company became effective.

The bylaws of each of Adrian Landfill, Inc., Central Sanitary Landfill, Inc., Citizens Disposal, Inc., City-Star Services, Inc., Clarkston Disposal, Inc., Dinverno, Inc., Eagle Industries Leasing, Inc., FLL, Inc., Harland’s Sanitary Landfill, Inc., Reliable Disposal, Inc., Sauk Trail Development, Inc., Standard Disposal Services, Inc., Standard Environmental Services, Inc., Tay-Ban Corporation and Tri-County Refuse Service, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Adrian Landfill, Inc., Central Sanitary Landfill, Inc., Citizens Disposal, Inc., City-Star Services, Inc., Clarkston Disposal, Inc., Dinverno, Inc., Eagle Industries Leasing, Inc., FLL, Inc., Harland’s

Sanitary Landfill, Inc., Reliable Disposal, Inc., Sauk Trail Development, Inc., Standard Disposal Services, Inc., Standard Environmental Services, Inc., Tay-Ban Corporation and Tri-County Refuse Service, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of each of G. Van Dyken Disposal Inc. and Oakland Heights Development, Inc. provide that the corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity or other enterprise against expenses (including attorney fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders and, with respect to a criminal action or proceeding, the person had no reasonable cause to believe his or her conduct was unlawful. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity or other enterprise, whether for profit or not for profit, against expenses, including attorney fees and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders. Indemnification shall not be made for a claim, issue or matter in which the person shall have been found liable to the corporation except to the extent authorized by statute.

The bylaws of each of G. Van Dyken Disposal Inc. and Oakland Heights Development, Inc. also provide that (unless compelled by a court) indemnification may be made by the corporation only as authorized in the specified case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth above. This determination shall be made by (i) a majority vote of a quorum of the board of directors consisting of the directors who are not parties or threatened to be made parties to the claim, (ii) if a quorum cannot be obtained, by majority vote of a committee duly designated by the board or (iii) by independent legal counsel in a written opinion, or (iv) by all independent directors who are not parties or threatened to be made parties to the claim or (v) by the shareholders, but shares held by directors, officers, employees or agents who are parties or threatened to be made parties to the claim may not be voted. The corporation may advance expenses incurred by a director, officer, employee or agent before final disposition of a proceeding in certain circumstances. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Royal Holdings, Inc. provide that any person made a party to any action, suit or proceeding by reason of the fact that such person is or was a director, officer or employee of the corporation, or of any corporation in which such person served as such at the request of the corporation, shall be indemnified by the corporation against the reasonable expenses (including attorney’s fees) actually and necessarily incurred by such person in connection with the defense of such action, suit or proceedings or in connection with any appeal therein; provided that such indemnification shall not be available in relation to matters as to which it was adjudged in such action, suit or proceeding or in connection with any appeal therein, that such person is liable for negligence or misconduct in the performance of such person’s duties.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Sanitary Disposal Service, Inc.

(b) Allied Waste Systems of Michigan, LLC, C & C Expanded Sanitary Landfill, LLC, Republic Services of Michigan Hauling, LLC, Republic Services of Michigan I, LLC, Republic Services of Michigan II, LLC, Republic Services of Michigan III, LLC, Republic Services of Michigan IV, LLC and Republic Services of Michigan V, LLC are organized as limited liability companies under the laws of Michigan.

Section 450.4408 of the Michigan Limited Liability Company Act permits a limited liability company to indemnify managers of the company under certain circumstances and subject to certain limitations.

Section 450.4404 of the Michigan Limited Liability Company Act provides that a manager shall not be liable for an action taken as a manager or the failure to take an action if such manager performs the duties of his or her office in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner he or she reasonably believes to be in the best interests of the limited liability company.

The operating agreement of each of Allied Waste Systems of Michigan, LLC and C & C Expanded Sanitary Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Services of Michigan Hauling, LLC, Republic Services of Michigan I, LLC, Republic Services of Michigan II, LLC, Republic Services of Michigan III, LLC, Republic Services of Michigan IV, LLC or Republic Services of Michigan V, LLC.

Minnesota Registrant: Woodlake Sanitary Service, Inc. is incorporated under the laws of Minnesota.

Section 302A.521 of the Minnesota Business Corporation Act authorizes indemnification of officers, directors, members of committees of the board of directors and employees of the corporation under certain circumstances and subject to certain limitations.

Section 302A.251(1) of the Minnesota Business Corporation Act provides that a director shall not be liable by reason of being or having been a director of the corporation if the director performs his or her duties (i) in good faith, (ii) in a manner the director reasonably believes to be in the best interests of the corporation and (iii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances.

The bylaws of Woodlake Sanitary Service, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Woodlake Sanitary Service, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

Mississippi Registrants:

(a) Mississippi Waste Paper Company is incorporated under the laws of Mississippi.

Subarticle E of Article 8 of the Mississippi Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 79-4-8.31 of the Mississippi Business Corporation Act provides that a director shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action as a director unless the challenged conduct consisted or was the result of (i) action not in good faith, (ii) a decision (1) which the director did not reasonably believe to be in the best interests of the corporation or (2) as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) a lack of objectivity or independence, (iv) a sustained failure of the director to be informed about the business and affairs of the corporation or (v) receipt of a financial benefit to which the director was not entitled. Section 79-4-8.42 of the Mississippi Business Corporation Act provides that an officer shall not be liable to the corporation or its shareholder for any decision to take or not to take action, or any failure to take any action as an officer so long as the duties of the office are performed (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.

The bylaws of Mississippi Waste Paper Company provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Mississippi Waste Paper Company also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Hancock County Development Company, LLC, Harrison County Landfill, LLC and Jackson County Landfill, LLC are organized as limited liability companies under the laws of Mississippi.

Section 79-29-110 of the Mississippi Limited Liability Company Act authorizes a court to award, or a limited liability company to grant, indemnity to a member, manager or agent of the company under certain circumstances and subject to certain limitations.

Section 79-29-402 of the Mississippi Limited Liability Company Act provides that a manager of a limited liability company shall not be liable for any action taken as a manger or any failure to take any action if the manager performed the duties of the office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interest of the limited liability company.

The operating agreement of each of the Mississippi limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Missouri Registrants:

(a) Autoshred, Inc., Belleville Landfill, Inc., CWI of Missouri, Inc., Rock Road Industries, Inc., Tate’s Transfer Systems, Inc. and Thomas Disposal Service, Inc. are incorporated under the laws of Missouri.

Section 351.355 of the General and Business Corporation Law of Missouri authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The bylaws of each of Autoshred, Inc., CWI of Missouri, Inc., Rock Road Industries, Inc. and Tate’s Transfer Systems, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Autoshred, Inc., CWI of Missouri, Inc., Rock Road Industries, Inc. and Tate’s Transfer Systems, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Thomas Disposal Service, Inc. provide that each director or officer or former director or former officer of the corporation shall be indemnified by the corporation against liabilities, expenses, counsel fees and costs reasonably incurred by such person in connection with, or arising out of, any action, suit, proceeding or claim in which such person is made a party by reason of being or having been such director or officer of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Belleville Landfill, Inc.

(b) Missouri City Landfill, LLC and St. Joseph Landfill, LLC are organized as limited liability companies under the laws of Missouri.

The Missouri Limited Liability Company Act is silent as to indemnification.

Section 347.088(1) of the Missouri Limited Liability Company Act provides that, except as otherwise provided in the operating agreement, a manager or member-manager shall not be liable for any action taken or any failure to take action if he or she performs his duties in good faith, with the care a corporate officer of like position would exercise under similar circumstances and in the manner a reasonable person would believe to be in the best interest of the limited liability company.

The operating agreement of each of the Missouri limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Montana Registrant: Allied Waste Systems of Montana, LLC is organized as a limited liability company under the laws of Montana.

Section 35-8-107(12) of the Montana Limited Liability Company Act permits a Montana limited liability company to indemnify a member, agent or employee of the company under certain circumstances and subject to certain limitations.

The operating agreement of Allied Waste Systems of Montana, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Nebraska Registrant: Oscar’s Collection System of Fremont, Inc. is incorporated under the laws of Nebraska.

Sections 21-20, 102 et seq. of the Nebraska Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Sections 21-2095(4) and 21-2099(4) of the Nebraska Business Corporation Act provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if he or she performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Oscar’s Collection System of Fremont, Inc.

Nevada Registrants: Browning-Ferris Industries Chemical Services, Inc., Republic Dumpco, Inc., Republic Environmental Technologies, Inc. and Republic Silver State Disposal, Inc. are incorporated under the laws of Nevada.

Section 78.7502 of the General Corporation Law of Nevada authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 78.138(7) of the General Corporation Law of Nevada provides that, unless the articles of incorporation or an amendment thereto filed after October 1, 2003 provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in such person’s capacity as a director or officer unless it is proven that (i) such person’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (ii) such person’s breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

The bylaws of each of the Nevada corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Nevada corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

New Jersey Registrants:

(a) Allied Waste of New Jersey, Inc., American Materials Recycling Corp., Automated Modular Systems, Inc., BFI Energy Systems of Essex County, Inc., BFI Transfer Systems of New Jersey, Inc., BFI Waste Systems of New Jersey, Inc., Browning-Ferris Industries of New Jersey, Inc., Louis Pinto & Son, Inc., Sanitation Contractors, Newco Waste Systems of New Jersey, Inc., Tom Luciano’s Disposal Service, Inc. and Total Solid Waste Recyclers, Inc. are incorporated under the laws of New Jersey.

Section 14A:3-5 of the Business Corporation Act of New Jersey authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 14A:2-7(3) of the New Jersey Business Corporation Act permits a corporation to provide in its articles of incorporation that a director or officer of the corporation shall not be personally liable to the corporation or its shareholders for damages for any breach of duty owed to the corporation or its shareholders, subject to certain limitations.

The articles of incorporation of American Materials Recycling Corp. provide for indemnification of all corporate agents to the fullest extent permitted by the Business Corporation Act of New Jersey.

The articles of incorporation of American Material Recycling Corp. also provide that the personal liability of the directors of the corporation are eliminated to the fullest extent permitted by the Business Corporation Act of New Jersey.

The bylaws of each of American Materials Recycling Corp., Automated Modular Systems, Inc., BFI Energy Systems of Essex County, Inc., BFI Transfer Systems of New Jersey, Inc., BFI Waste Systems of New Jersey, Inc., Browning-Ferris Industries of New Jersey, Inc., Louis Pinto & Son, Inc., Sanitation Contractors, Newco Waste Systems of New Jersey, Inc., Tom Luciano’s Disposal Service, Inc. and Total Solid Waste Recyclers, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of American Materials Recycling Corp., Automated Modular Systems, Inc., BFI Energy Systems of Essex County, Inc., BFI Transfer Systems of New Jersey, Inc., BFI Waste Systems of New Jersey, Inc., Browning-Ferris Industries of New Jersey, Inc., Louis Pinto & Son, Inc., Sanitation Contractors, Newco Waste Systems of New Jersey, Inc., Tom Luciano’s Disposal Service, Inc. and Total Solid Waste Recyclers, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste of New Jersey, Inc.

(b) Allied Transfer Systems of New Jersey, LLC and Allied Waste Systems of New Jersey, LLC are organized as limited liability companies under the laws of New Jersey.

Section 42:2B-10 of the New Jersey Limited Liability Company Act permits a limited liability company to indemnify a member, manager or other person from and against any and all claims and demands whatsoever.

The operating agreement of each of the New Jersey limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

New Mexico Registrant: Allied Waste Industries (New Mexico), Inc. is incorporated under the laws of New Mexico.

Section 53-11-4.1 of the New Mexico Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The bylaws of Allied Waste Industries (New Mexico), Inc. provide for indemnification for any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another foreign or domestic entity that may be incurred by him or her in connection with or resulting from any claim as long as such person acted in good faith and reasonably believed that his or her conduct was in the best interest of (in the case of conduct in his or her official capacity with the corporation) or not opposed to (in all other cases) the best interest of the corporation. In the case of any criminal proceeding, such person must have had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful. The determination whether such person has met the required standards of conduct shall be made (i) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the claim, and if such a quorum cannot be obtained; then (ii) by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the claim; and if such a committee cannot be constituted; then (iii) by the shareholders, and if there are no shareholders who are not also directors who are a party to the claim; then (iv) by special legal counsel selected by a majority vote of the full board of directors (in which selection, a director who is a party to the claim may participate). Expenses incurred by such person may be advanced by the corporation prior to the final disposition of the claim under certain circumstances.

New York Registrants:

(a) Allied Waste of Long Island, Inc., American Transfer Company, Inc., Browning-Ferris Industries of New York, Inc., CECOS International, Inc., Island Waste Services Ltd., Tricil (N.Y.), Inc. and Waste Services of New York, Inc. are incorporated under the laws of New York.

Article 7 of the New York Business Corporations Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer or director of the corporation under certain circumstances and subject to certain limitations.

Section 402(b) of the New York Business Corporations Law permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for damages for any breach of duty in his or her capacity as director, subject to certain limitations.

The articles of incorporation of each of Allied Waste of Long Island, Inc. and Waste Services of New York, Inc. provide that no director shall be personally liable to the corporation or its shareholders for damages for any breach of duty in such capacity, except that this provision shall not eliminate or limit the liability of any director if a judgment or other final adjudication adverse to such director establishes that such director’s act or omissions (i) were in bad faith, (ii) involved intentional misconduct or a knowing violation of law, (iii) were such that such director personally gained a financial profit or other advantage to which such director was not legally entitled or (iv) that such director’s acts violated Section 719 of the New York Business Corporations Law relating to an unlawful dividend, repurchase or distribution of assets, nor shall this provision eliminate or limit the liability of any director for any act or omission prior to the adoption of this provision.

The bylaws of each of Allied Waste of Long Island, Inc., American Transfer Company, Inc., Browning-Ferris Industries of New York, Inc. and CECOS International, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws Allied Waste of Long Island, Inc., American Transfer Company, Inc., Browning-Ferris Industries of New York, Inc. and CECOS International, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of Tricil (N.Y.), Inc. provide that the corporation shall indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation, or of any other corporation which such person served as such at the request of the corporation, against all judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him or her in connection with the defense of such action, suit or proceeding, or in connection with any appeal therein, to the fullest extent and in the manner set forth in and permitted by the New York Business Corporations Law. The board of directors, in its discretion, shall have the power to purchase and maintain insurance in accordance with the New York Business Corporations Law.

There is no provision for indemnification or insurance in the bylaws of Island Waste Services Ltd. or Waste Services of New York, Inc.

(b) Allied Waste Niagara Falls Landfill, LLC, Allied Waste Transfer Services of New York, LLC, Menands Environmental Solutions, LLC and Wayne County Land Development, LLC are organized as limited liability companies under the laws of New York.

Section 420 of the New York Limited Liability Company Law authorizes a limited liability company to indemnify any member, manager or other person under certain circumstances and subject to certain limitations.

Section 409(c) of the New York Limited Liability Company Law provides that a manager shall have no liability by reason of being or having been a manager of a limited liability company if the manager performs his or her duties in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

The operating agreement of each of the New York limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

North Carolina Registrants:

(a) Lake Norman Landfill, Inc. and Republic Services Real Estate Holding, Inc. are incorporated under the laws of North Carolina.

Part 5 of Article 8 of the North Carolina Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 55-2-02(b)(3) of the North Carolina Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable in an action by or in the right of the corporation for monetary damages for any breach of duty as a director under certain circumstances and subject to certain limitations. Sections 55-8-30(d) and 55-8-42(d) provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if he performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

The articles of incorporation of Lake Norman Landfill, Inc. provide that, to the fullest extent permitted by the North Carolina Business Corporation Act, no person who is serving or has served as a director of the corporation shall be liable to the corporation nor to any of its shareholders for monetary damages for breach of duty as a director.

The bylaws of each of the North Carolina corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the North Carolina corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Systems of North Carolina, LLC, Allied Waste Transfer Services of North Carolina, LLC and Republic Services of North Carolina, LLC are organized as limited liability companies under the laws of North Carolina.

Sections 53C-3-31 and 53C-3-32 of the North Carolina Limited Liability Company Act authorize a limited liability company to indemnify a member, manager, director or executive of the company under certain circumstances and subject to certain limitations.

Section 57C-3-22(d) of the North Carolina Limited Liability Company Act provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performs the duties of his or her office (i) in good faith, (ii) with the care an ordinary prudent person in a like position would exercise under similar circumstances and (iii) in the manner the manager reasonably believes to be in the best interests of the limited liability company.

The operating agreement of each of Allied Waste Systems of North Carolina, LLC and Allied Waste Transfer Services of North Carolina, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Services of North Carolina, LLC.

Ohio Registrants:

(a) Celina Landfill, Inc., Cherokee Run Landfill, Inc., Dempsey Waste Systems II, Inc., Noble Road Landfill, Inc., Ohio Republic Contracts, Inc., Port Clinton Landfill, Inc., Preble County Landfill, Inc., R.C. Miller Enterprises, Inc., R.C. Miller Refuse Service Inc., Ross Bros. Waste & Recycling Co., The Ecology Group, Inc. and Williams County Landfill Inc. are incorporated under the laws of Ohio.

Section 1701.13(E) of the Ohio General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 1701.59(D) of the Ohio General Corporation Law provides that, unless otherwise provided in the articles of incorporation or bylaws, a director shall be liable in damages for any action that the director takes or fails to take as a director only if it is proved by clear and convincing evidence in a court of competent jurisdiction that the director’s action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation.

The articles of incorporation of R.C. Miller Enterprises, Inc. provide that the corporation shall indemnify and hold harmless each person who shall serve at any time as a director or officer of the corporation from and against any and all claims and liabilities to which such person shall become subject by reason of his or her having been a director or officer of the corporation, or by reason of any action alleged to have been taken or omitted by him or her as such director or officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by such person in connection with any such claim or liability; provided, however, that no such person shall be indemnified against or be reimbursed for any expense incurred arising out of such person’s own negligence or willful misconduct.

The bylaws of Celina Landfill, Inc. provide that each director, officer and non-officer employee of the corporation shall be indemnified by the corporation against the costs and expenses reasonably incurred by such person in connection with the defense of any action, suit or proceeding to which such person is made a party by reason of being or having been a director, officer or non-officer employee of the corporation, except with respect to matters as to which such person shall be adjudged in such action to be liable for dereliction or negligence in the performance of such person’s duties as director, officer or non-officer employee.

The bylaws of Cherokee Run Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action threatened or instituted directly by the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit which is threatened or instituted by the corporation directly (rather than a derivative action in the right of the corporation) to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with such action or suit of such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the Court of Common Pleas of Madison County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

The bylaws of Cherokee Run Landfill, Inc. also provide that, to the extent that a director, trustee, officer, employee or agent has been successful on the merits or otherwise in defense of any such action, suit or proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another entity or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the bylaws of the corporation.

The bylaws of each of Dempsey Waste Systems II, Inc., Noble Road Landfill, Inc., Ohio Republic Contracts, Inc., Port Clinton Landfill, Inc., Preble County Landfill, Inc., R.C. Miller Enterprises, Inc., R.C. Miller Refuse Service Inc., Ross Bros. Waste & Recycling Co., The Ecology Group, Inc. and Williams County Landfill Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Dempsey Waste Systems II, Inc., Noble Road Landfill, Inc., Ohio Republic Contracts, Inc., Port Clinton Landfill, Inc., Preble County Landfill, Inc., R.C. Miller Enterprises, Inc., R.C. Miller Refuse Service Inc., Ross Bros. Waste & Recycling Co., The Ecology Group, Inc. and Williams County Landfill Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Transfer Services of Lima, LLC, AWIN Leasing II, LLC, Carbon Limestone Landfill, LLC, County Environmental Landfill, LLC, County Land Development Landfill, LLC, General Refuse

Service of Ohio, L.L.C., Lorain County Landfill, LLC, Lucas County Landfill, LLC, Republic Ohio Contracts, LLC, Republic Services of Ohio Hauling, LLC, Republic Services of Ohio I, LLC, Republic Services of Ohio II, LLC, Republic Services of Ohio III, LLC and Republic Services of Ohio IV, LLC are organized as limited liability companies under the laws of Ohio.

Section 1705.32 of the Ohio Revised Code authorizes a court to award, or a limited liability company to grant, indemnity to a manager, officer, employee or agent of the company under certain circumstances and subject to certain limitations.

Section 1705.29(D) of the Ohio Revised Code provides that, unless otherwise provided in the articles of incorporation or operating agreement, a manager of a limited liability company shall be liable for damages for any action that such manager takes or fails to take as a manager only if it is proved by clear and convincing evidence in a court with jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the company or undertaken with reckless disregard for the best interests of the company.

The operating agreement of each of AWIN Leasing II, LLC and General Refuse Service of Ohio, L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of each of Allied Waste Transfer Services of Lima, LLC, Carbon Limestone Landfill, LLC, County Environmental Landfill, LLC, County Land Development Landfill, LLC, Lorain County Landfill, LLC and Lucas County Landfill, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Ohio Contracts, LLC, Republic Services of Ohio Hauling, LLC, Republic Services of Ohio I, LLC, Republic Services of Ohio II, LLC, Republic Services of Ohio III, LLC or Republic Services of Ohio IV, LLC.

Oklahoma Registrants:

(a) ADS, Inc., Allied Waste Services of Stillwater, Inc., American Disposal Services of Missouri, Inc. and Pittsburg County Landfill, Inc. are incorporated under the laws of Oklahoma.

Section 1031 of the Oklahoma General Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 1006(B)(7) of the Oklahoma General Corporation Act permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any breach of a fiduciary duty as a director, subject to certain limitations.

The certificate of incorporation of each of ADS, Inc., American Disposal Services of Missouri, Inc. and Pittsburg County Landfill, Inc. provides that, to the fullest extent permitted by the Oklahoma General Corporation Act, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

The bylaws of each of the Oklahoma corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Oklahoma corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) BFI Waste Systems of Oklahoma, LLC and Oklahoma City Landfill, L.L.C. are organized as limited liability companies under the laws of Oklahoma.

Section 2003 and 2017 of the Oklahoma Limited Liability Act permit a limited liability company to indemnify a member, manager, agent or employee of the company under certain circumstances and subject to certain limitations.

Section 2016(4) of the Oklahoma Limited Liability Company Act provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performed the duties of the office in compliance with the business judgment rule as applied in Oklahoma to directors and officers of a corporation.

The operating agreement of BFI Waste Systems of Oklahoma, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The operating agreement of Oklahoma City Landfill, L.L.C. provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.

Oregon Registrants:

(a) Agri-Tech, Inc. of Oregon, Albany — Lebanon Sanitation, Inc., Bio-Med of Oregon, Inc., Capitol Recycling and Disposal, Inc., Corvallis Disposal Co., Dallas Disposal Co., Grants Pass Sanitation, Inc., Keller Drop Box, Inc., McInnis Waste Systems, Inc., Peltier Real Estate Company, Portable Storage Co., Rossman Sanitary Service, Inc., Source Recycling, Inc., United Disposal Service, Inc., Valley Landfills, Inc., Waste Control Systems, Inc., WDTR, Inc. and Willamette Resources, Inc. are incorporated under the laws of Oregon.

Sections 60.387 et seq. of the Oregon Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 60.047(2)(d) of the Oregon Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, subject to certain limitations. Sections 60.357 and 60.377 of the Oregon Business Corporation Act provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if he or she performed the duties of the office in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner he or she reasonably believes to be in the best interests of the corporation.

The articles of incorporation of each of Agri-Tech, Inc. of Oregon, Albany — Lebanon Sanitation, Inc., Bio-Med of Oregon, Inc., Capitol Recycling and Disposal, Inc., Corvallis Disposal Co., Dallas Disposal Co., Grants Pass Sanitation, Inc., Keller Drop Box, Inc., Peltier Real Estate Company, Portable Storage Co., Source Recycling, Inc., United Disposal Service, Inc., Valley Landfills, Inc., Waste Control Systems, Inc., WDTR, Inc. and Willamette Resources, Inc. provide that the corporation shall indemnify, to the fullest extent permitted by law, any person who is made or threatened to be made a party to, witness in, or otherwise involved in, any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or any of its subsidiaries. The corporation shall advance all reasonable expenses incurred by such person in advance of the proceeding to the fullest extent required or authorized under the law.

The articles of incorporation of each of Agri-Tech, Inc. of Oregon, Albany — Lebanon Sanitation, Inc., Bio-Med of Oregon, Inc., Capitol Recycling and Disposal, Inc., Corvallis Disposal Co., Dallas Disposal Co., Grants Pass Sanitation, Inc., Keller Drop Box, Inc., Peltier Real Estate Company, Portable Storage Co., Source Recycling, Inc., United Disposal Service, Inc., Valley Landfills, Inc., Waste Control Systems, Inc., WDTR, Inc. and Willamette Resources, Inc. provide that, to the fullest extent permitted by law, no director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except that this provision shall not eliminate or limit the liability of a director for (i) any act or omission occurring before the date this provision became effective, (ii) any breach of a director’s duty of loyalty to the corporation or its shareholders, (iii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iv) any distribution to shareholders that is unlawful under the Oregon Business Corporation Act or successor statute or (v) any transaction from which the director derived an improper personal benefit.

The bylaws of each of the Oregon corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Oregon corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Allied Waste Transfer Services of Oregon, LLC is organized as a limited liability company under the laws of Oregon.

Section 63.160 of the Oregon Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee or agent of the company under certain circumstances and subject to certain limitations.

The operating agreement of Allied Waste Transfer Services of Oregon, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Pennsylvania Registrants:

(a) Allied Acquisition Pennsylvania, Inc., McCusker Recycling, Inc. and New Morgan Landfill Company, Inc. are incorporated under the laws of Pennsylvania.

Subchapter D of Subpart B of Part II of the Pennsylvania Business Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 1712(c) of the Pennsylvania Business Corporation Law provides that, except as otherwise provided in the bylaws, an officer of a corporation shall not be liable by reason of having been an officer of the corporation if such officer performs his or her duties as an officer in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.

The bylaws of each of McCusker Recycling, Inc. and New Morgan Landfill Company, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of McCusker Recycling, Inc. and New Morgan Landfill Company, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Acquisition Pennsylvania, Inc.

(b) Allied Waste Systems of Pennsylvania, LLC, BFI Transfer Systems of Pennsylvania, LLC, BFI Waste Services of Pennsylvania, LLC, Greenridge Reclamation, LLC and Greenridge Waste Services, LLC are organized as limited liability companies under the laws of Pennsylvania.

Section 8945 of the Pennsylvania Limited Liability Company Law permits a limited liability company to indemnify a member, manager or other person under certain circumstances and subject to certain limitations.

The operating agreement of each of the Pennsylvania limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

South Carolina Registrants:

(a) NationsWaste Catawba Regional Landfill, Inc. is incorporated under the laws of South Carolina.

Article 5 of Chapter 8 of the South Carolina Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Sections 33-8-300(d) and 33-8-420(d) of the South Carolina Business Corporation Act provide that a director or officer shall not be liable for any action taken as a director or officer or any failure to take any action if such director or officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation and its shareholders.

The articles of incorporation of NationsWaste Catawba Regional Landfill, Inc. provide that the corporation shall, to the fullest extent permitted by the South Carolina Business Corporation Act, indemnify any and all persons whom it shall have the power to indemnify under the law from and against any and all of the expenses, liabilities or other matters referred to in or covered by the law.

The bylaws of NationsWaste Catawba Regional Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of NationsWaste Catawba Regional Landfill, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Flint Hill Road, LLC is organized as a limited liability company under the laws of South Carolina.

Section 34-44-403 of the South Carolina Uniform Limited Liability Company Act authorizes a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.

The operating agreement of Flint Hill Road, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Tennessee Registrants:

(a) Allied Waste Industries of Tennessee, Inc., Barker Brothers Waste, Incorporated, Browning-Ferris Industries of Tennessee, Inc. and Northwest Tennessee Disposal Corporation are incorporated under the laws of Tennessee.

Part 5 of Chapter 18 of the Tennessee Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Sections 48-18-301(d) and 48-18-403(d) of the Tennessee Business Corporation Act provide that a director or officer shall not be liable for any action taken as a director or officer or any failure to take any action if the director or officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner the director reasonably believes to be in the best interests of the corporation.

The bylaws of each of Barker Brothers Waste, Incorporated, Browning-Ferris Industries of Tennessee, Inc. and Northwest Tennessee Disposal Corporation provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of Barker Brothers Waste, Incorporated, Browning-Ferris Industries of Tennessee, Inc. and Northwest Tennessee Disposal Corporation also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste Industries of Tennessee, Inc.

(b) Madison County Development, LLC is organized as a limited liability company under the laws of Tennessee.

Section 48-243-101 of the Tennessee Limited Liability Company Act authorizes a court to award, or a limited liability company to grant, indemnity to a governor, member, manager, partner, trustee, employee, independent contractor or agent of the company under certain circumstances and subject to certain limitations.

Sections 48-240-102(e) and 48-241-111(d) of the Tennessee Limited Liability Company Act provide that a member or manager shall not be liable for any action taken as a member or manager or any failure to take any action if the member or manager performed the duties of the position (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner the member or manager reasonably believes to be in the best interest of the LLC.

The operating agreement of Madison County Development, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Texas Registrants:

(a) Action Disposal, Inc. is incorporated under the laws of Texas.

Section 2.02-1 of the Texas Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The bylaws of Action Disposal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Action Disposal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Total Roll-Offs, L.L.C. is organized as a limited liability company under the laws of Texas.

Section 2.20 of the Texas Limited Liability Company Act permits a limited liability company to indemnify a member, manager, officer or other person under certain circumstances and subject to certain limitations.

The operating agreement of Total Roll-Offs, L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

(c) Desarrollo del Rancho La Gloria TX, LP, El Centro Landfill, L.P., Frontier Waste Services, L.P., Republic Waste Services of Texas, Ltd. and South Central Texas Land Co. TX, LP are organized as limited partnerships under the laws of Texas.

Chapter 8 of the Texas Revised Limited Partnership Act authorizes a court to award, or a limited partnership to grant, indemnity to a person serving as part of the governing authority of a limited partnership, officer, employee or agent of the corporation under certain circumstances and subject to certain limitations.

The Texas Revised Limited Partnership Act is silent as to exculpation of partners.

The agreement of limited partnership of each of Desarrollo del Rancho La Gloria TX, LP, Frontier Waste Services, L.P. and South Central Texas Land Co. TX, LP provides that the partnership shall defend, indemnify and save harmless the partners and their officers and directors from and against all losses, claims, costs, liabilities and damages incurred by them by reason of any act performed or omitted to be performed by them in connection with the business of the partnership, including attorneys’ fees incurred by them in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

The agreement of limited partnership of El Centro Landfill, L.P. provides that the partnership shall indemnify the general partner and its officers, directors, shareholders, controlling persons, employees, agents, affiliates, or assigns thereof, against and save them harmless from any claim, demand, judgment, or liability, and against and from any loss, cost or expense (including, but not limited to, attorneys’ fees and court costs, which may be paid by the partnership as incurred), which may be made or imposed upon such persons by reason of any (i) act performed for or on behalf of the partnership or in furtherance of the partnership business, (ii) inaction on the part of such persons, so long as the party to be indemnified has determined, in good faith, that such course of conduct was in the best interests of the partnership and said conduct did not constitute gross negligence or willful misconduct. The expenses (including legal fees and expenses) of such indemnified persons incurred in defending any proceeding shall be paid by the partnership in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the partnership as authorized hereunder. The partnership may purchase and maintain insurance on behalf of the general partner and the persons covered by the preceding sentence whether or not the partnership would have the power or obligation to provide indemnification against liability under the provisions of the agreement of limited partnership.

The agreement of limited partnership of El Centro Landfill, L.P. provides that neither the general partner, nor its officers, directors, shareholders, controlling persons, employees, agents, affiliates or assigns thereof, shall be liable, responsible or accountable in damages or otherwise to the partnership or any partner for any action taken or failure to act on behalf of the partnership within the scope of the authority conferred on the general partner by the partnership agreement or by law, so long as such party acted in good faith and on the belief that such course of conduct was in the best interest of the partnership and such conduct did not constitute gross negligence or gross misconduct.

There is no provision for indemnification or insurance in the certificate of limited partnership or the limited partnership agreement of Republic Waste Services of Texas, Ltd.

Utah Registrants:

(a) Allied Waste Transfer Services of Utah, Inc. and Wasatch Regional Landfill, Inc. are incorporated under the laws of Utah.

Part 9 of the Utah Business Organizations Code authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee, fiduciary or agent of the corporation under certain circumstances and subject to certain limitations.

Section 16-10a-840(4) of the Utah Business Organizations Code provides that a director or officer shall not be liable to the corporation, its shareholders or any conservator or receiver or any assignee or successor-in-interest thereof for any action taken or any failure to take any action as an officer or director unless (i) the director or officer has failed to perform the duties of his or her office (1) in good faith, (2) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (3) in a manner the director or officer reasonably believes to be in the best interests of the corporation and (ii) the breach or failure to perform constitutes gross negligence, willful misconduct or intentional infliction of harm on the corporation or the shareholders.

The bylaws of each of the Utah corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of each of the Utah corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) ECDC Environmental, L.C. and Frontier Waste Services (Utah), LLC are organized as limited liability companies under the laws of Utah.

Part 18 of the Utah Revised Limited Liability Company Act authorizes a court to award, or a limited liability company to grant, indemnity to a member, manager, employee, fiduciary or agent of the company under certain circumstances and subject to certain limitations.

Section 48-2c-807(a) of the Utah Revised Limited Liability Company Act provides that a member or manager shall not be liable or accountable in damages or otherwise to the company or the members for any action taken or failure to act on behalf of the company unless the act or omission constitutes (i) gross negligence, (ii) willful misconduct or (iii) a breach of a higher standard of conduct that would result in greater exposure to liability for the member or manager that is established in the company’s articles of organization or operating agreement.

The articles of organization of Frontier Waste Services (Utah), LLC provide that the company shall indemnify to the fullest extent permitted by the Utah Limited Liability Company Act any person or entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a member, manager or officer of the company.

The operating agreement of each of ECDC Environmental, L.C. and Frontier Waste Services (Utah), LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Virginia Registrants:

(a) 623 Landfill, Inc. is incorporated under the laws of Virginia.

Article 10 of the Virginia Stock Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 13.1-690(C) of the Virginia Stock Corporation Act provides that a director shall not be liable for any action taken as a director or any failure to take any action if such director performed the duties of the office in accordance with his or her good faith business judgment of the best interests of the corporation.

The articles of incorporation of 623 Landfill, Inc. provide that every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding of any kind or was or is the subject of any claim by reason of his being or having been a director or officer of the corporation or by reason of his serving or having served at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise shall be indemnified by the corporation against expenses (including attorneys’ fees), judgments, fines, penalties, awards, costs, amounts paid in settlement and liabilities of all kinds, actually and reasonably incurred by such person in connection with, or resulting from, such action, suit, proceeding or claim. Such indemnification is only allowed if such person acted in good faith and in the manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudicated to be liable to the corporation for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity. Any indemnification under the preceding paragraph (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances because he or she had met the applicable standard of conduct set forth in said paragraph. Such determination may be made either (i) by the board of directors of the corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by or in respect of any such person in connection with any such action, suit or proceeding, whether criminal, administrative, arbitrative or investigative, may be paid by the corporation in advance of the final disposition thereof upon receipt of an undertaking by, or on behalf of, such person to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation. The board of directors shall have the power to indemnify its other employees and agents to the same extent as provided in the articles of incorporation with respect to its directors and officers.

The bylaws of 623 Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of 623 Landfill, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct.

Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

(b) Cumberland County Development Company, LLC, Obscurity Land Development, LLC and Republic Services of Virginia, LLC are organized as limited liability companies under the laws of Virginia.

Section 13.1-1009(16) of the Virginia Limited Liability Company Act permits a limited liability company to indemnify members, managers or other persons from and against any and all claims and demands whatsoever.

The operating agreement of each of Cumberland County Development Company, LLC and Obscurity Land Development, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Services of Virginia, LLC.

Washington Registrants:

(a) Rabanco Recycling, Inc., Rabanco, Ltd. and WJR Environmental, Inc. are incorporated under the laws of Washington.

Sections 23B.08.500 et seq. of the Washington Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

Section 23B.08.320 of the Washington Business Corporation Act provides that the articles of incorporation of a corporation may eliminate or limit the personal liability of a director to the corporation or its shareholders, subject to certain limitations. Sections 23B.08.420(4) and 23B.08.300(4) of the Washington Business Corporation Act provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if such director or officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.

The articles of incorporation of each of Rabanco Recycling, Inc. and Rabanco, Ltd. provide that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the elimination or limitation of liability is prohibited under the Washington Business Corporation Act.

The articles of incorporation of WJR Environmental, Inc. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for (i) acts or omissions involving intentional misconduct by the director or a knowing violation of law by the director, (ii) conduct violating 23B.08.310 of the Washington Business Corporation Act relating to certain distributions by the corporation or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.

The bylaws of each of the Washington corporation registrants provide that the corporation shall, to the fullest extent permitted by the law, indemnify and advance expenses to each person to whom indemnification and advancement of expenses may be offered under the law. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of Washington law.

(b) Rabanco Companies is organized as a general partnership under the laws of Washington.

Section 25.05.150(3) of the Washington Revised Uniform Partnership Act authorizes a general partnership to indemnify partners under certain circumstances and subject to certain limitations.

There is no provision for indemnification or insurance in the partnership agreement of Rabanco Companies.

West Virginia Registrant: Sandy Hollow Landfill Corp. is organized as a corporation under the laws of West Virginia.

Part 5 of Article 8 of the West Virginia Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.

Section 31D-8-831(a) of the West Virginia Business Corporation Act provides that a director of a corporation shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action as a director unless the party asserting liability establishes that the articles of incorporation and other law do not preclude liability and the challenged conduct consisted of or was the result of (i) action not in good faith, (ii) a decision (1) which the director did not reasonably believe to be in the best interests of the corporation or (2) as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) a lack of objectivity or independence, (iv) a sustained failure of the director to devote attention to ongoing oversight of the business and affairs of the corporation or (v) receipt of a financial benefit to which the director was not entitled.

The bylaws of Sandy Hollow Landfill Corp. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

The bylaws of Sandy Hollow Landfill Corp. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

Item 21.	Exhibits and Financial Statement Schedules

A list of exhibits filed with this registration statement is contained in the index to exhibits, which is incorporated by reference.

Item 22.	Undertakings

Each of the undersigned co-registrants hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) That, for purposes of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(7) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(8) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Republic Services, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

REPUBLIC SERVICES, INC.
By:	/s/ James E. O’Connor *
James E. O’Connor
Chairman of the Board and Chief Executive Officer (principal executive officer)

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title
/s/ James E. O’Connor * James E. O’Connor	Chairman of the Board and Chief Executive Officer (principal executive officer)
/s/ Tod C. Holmes Tod C. Holmes	Executive Vice President and Chief Financial Officer (principal financial officer)
/s/ Charles F. Serianni * Charles F. Serianni	Senior Vice President and Chief Accounting Officer (principal accounting officer)
/s/ John W. Croghan * John W. Croghan	Director
/s/ James W. Crownover * James W. Crownover	Director
/s/ William J. Flynn * William J. Flynn	Director
/s/ David I. Foley * David I. Foley	Director

Signature	Title
/s/ Michael Larson * Michael Larson	Director
/s/ Nolan Lehmann * Nolan Lehmann	Director
/s/ W. Lee Nutter *	Director
W. Lee Nutter
/s/ Ramon A. Rodriguez *	Director
Ramon A. Rodriguez
/s/ Allan C. Sorensen * Allan C. Sorensen	Director
/s/ John M. Trani * John M. Trani	Director
/s/ Michael W. Wickham * Michael W. Wickham	Director

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule A hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule A hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title
/s/ Donald W. Slager * Donald W. Slager	President and Director (principal executive officer)
/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance, Treasurer and Director (principal financial officer and principal accounting officer)
/s/ Charles F. Serianni * Charles F. Serianni	Director

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule B hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule B hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature		Title

	/s/ Kevin Walbridge *	President

	Kevin Walbridge	(principal executive officer)

	/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director

	Edward A. Lang, III	(principal financial officer and principal accounting officer)

	/s/ Donald W. Slager *	Director

Donald W. Slager

	/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule C hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule C hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager * Donald W. Slager	Director

/s/ Charles F. Serianni * Charles F. Serianni	Director

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule D hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule D hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule E hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule E hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III *
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule F hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule F hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule G hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule G hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule H hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule H hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule I hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule I hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule J hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule J hereto
By:	/s/ Edward A. Lang, III*
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule K hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule K hereto
By:	/s/ James E. O’Connor *
James E. O’Connor
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ James E. O’Connor *	President, Chief Executive Officer and Director
James E. O’Connor	(principal executive officer)

/s/ Tod C. Holmes	Chief Financial Officer and Director
Tod C. Holmes	(principal financial officer)

/s/ Charles F. Serianni *	Chief Accounting Officer
Charles F. Serianni	(principal accounting officer)

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule L hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule L hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Thomas E. Miller *	President and Director
Thomas E. Miller	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule M hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule M hereto
By:	/s/ Roger A. Groen Jr. *
Roger A. Groen Jr.
President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Roger A. Groen Jr. *	President and Director
Roger A. Groen Jr.	(principal executive officer, principal financial officer and principal accounting officer)

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule N hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule N hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule O hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule O hereto By: Allied Waste Landfill Holdings, Inc., as General Partner
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President — Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President and Director of Allied Waste Landfill

Donald W. Slager	Holdings, Inc.

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of

Edward A. Lang, III	Allied Waste Landfill Holdings, Inc.

/s/ Charles F. Serianni *	Director of Allied Waste Landfill Holdings, Inc.

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule P hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule P hereto

By: Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III * Edward A. Lang, III

Vice President — Finance and Treasurer

By: Allied Waste North America, Inc., as General Partner

By:	/s/ James E. O’Connor * James E. O’Connor

President and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President and Director of Allied Waste Landfill
Donald W. Slager	Holdings, Inc.

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of
Edward A. Lang, III	Allied Waste Landfill Holdings, Inc.

/s/ Charles F. Serianni *	Director of Allied Waste Landfill Holdings, Inc. and
Charles F. Serianni	Chief Accounting Officer of Allied Waste North America, Inc.

/s/ James E. O’Connor *	President, Chief Executive Officer and Director of
James E. O’Connor	Allied Waste North America, Inc.

Signature	Title

/s/ Tod C. Holmes	Chief Financial Officer and Director of Allied Waste
Tod C. Holmes	North America, Inc.

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Q hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Q hereto

By: Allied Waste North America, Inc., as General Partner

By:	/s/ James E. O’Connor * James E. O’Connor

President and Chief Executive Officer

By: Browning-Ferris Industries of Tennessee, Inc., as General Partner

By:	/s/ Edward A. Lang, III * Edward A. Lang, III

Vice President — Finance and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ James E. O’Connor *	President, Chief Executive Officer and Director of
James E. O’Connor	Allied Waste North America, Inc.

/s/ Tod C. Holmes	Chief Financial Officer and Director of Allied Waste
Tod C. Holmes	North America, Inc.

/s/ Charles F. Serianni *	Chief Accounting Officer of Allied Waste North
Charles F. Serianni	America, Inc. and Director of Browning-Ferris Industries of Tennessee, Inc.

/s/ Donald W. Slager *	President and Director of Browning-Ferris Industries of
Donald W. Slager	Tennessee, Inc.

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of
Edward A. Lang, III	Browning-Ferris Industries of Tennessee, Inc.

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule R hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule R hereto

By:	Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President of Republic Waste Services of Texas GP, Inc.

Christopher Synek

/s/ Edward A. Lang, III *	Treasurer and Director of Republic Waste Services of

Edward A. Lang, III	Texas GP, Inc.

/s/ Donald W. Slager *	Director of Republic Waste Services of Texas GP, Inc.

Donald W. Slager

/s/ Charles F. Serianni *	Director of Republic Waste Services of Texas GP, Inc.

Charles F. Serianni

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule S hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule S hereto

By:	BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III Vice President — Finance and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President and Director of BFI Energy Systems of

Donald W. Slager	Southeastern Connecticut, Inc.

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of BFI

Edward A. Lang, III	Energy Systems of Southeastern Connecticut, Inc.

/s/ Charles F. Serianni *	Director of BFI Energy Systems of Southeastern

Charles F. Serianni	Connecticut, Inc.

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule T hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule T hereto

By:	Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor *

James E. O’Connor

Chairman of the Board and Chief Executive Officer

By:	Zakaroff Services, as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ James E. O’Connor *	Chairman of the Board and Chief Executive Officer of

James E. O’Connor	Republic Services, Inc.

/s/ Tod C. Holmes	Executive Vice President and Chief Financial Officer of

Tod C. Holmes	Republic Services, Inc.

/s/ Charles F. Serianni *	Senior Vice President and Chief Accounting Officer of

Charles F. Serianni	Republic Services, Inc. and Director of Zakaroff
Services

/s/ John W. Croghan *	Director of Republic Services, Inc.

John W. Croghan

/s/ James W. Crownover *	Director of Republic Services, Inc.

James W. Crownover

Signature	Title

/s/ William J. Flynn *	Director of Republic Services, Inc.

William J. Flynn

/s/ David I. Foley *	Director of Republic Services, Inc.

David I. Foley

/s/ Michael Larson *	Director of Republic Services, Inc.

Michael Larson

/s/ Nolan Lehmann *	Director of Republic Services, Inc.

Nolan Lehmann

/s/ W. Lee Nutter *	Director of Republic Services, Inc.

W. Lee Nutter

/s/ Ramon A. Rodriguez *	Director of Republic Services, Inc.

Ramon A. Rodriguez

/s/ Allan C. Sorensen *	Director of Republic Services, Inc.

Allan C. Sorensen

/s/ John M. Trani *	Director of Republic Services, Inc.

John M. Trani

/s/ Michael W. Wickham *	Director of Republic Services, Inc.

Michael W. Wickham

/s/ Donald W. Slager *	President and Director of Zakaroff Services

Donald W. Slager

/s/ Edward A. Lang, III *	Treasurer and Director of Zakaroff Services

Edward A. Lang, III

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule U hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule U hereto

By:	Rabanco Recycling, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer

By:	Rabanco, Ltd., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President of Rabanco Recycling, Inc. and Rabanco, Ltd.

Jeff D. Andrews

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of

Edward A. Lang, III	Rabanco Recycling, Inc. and Rabanco, Ltd.

/s/ Donald W. Slager *	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

Donald W. Slager

/s/ Charles F. Serianni *	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.

Charles F. Serianni

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule V hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule V hereto

By:	Republic Silver State Disposal, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President of Republic Silver State Disposal, Inc.

Jeff D. Andrews

/s/ Edward A. Lang, III *	Treasurer and Director of Republic Silver State

Edward A. Lang, III	Disposal, Inc.

/s/ Donald W. Slager *	Director of Republic Silver State Disposal, Inc.

Donald W. Slager

/s/ Charles F. Serianni *	Director of Republic Silver State Disposal, Inc.

Charles F. Serianni

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule W hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule W hereto

By:	Republic Services of Florida GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President of Republic Services of Florida GP, Inc.

Christopher Synek

/s/ Edward A. Lang, III *	Treasurer and Director of Republic Services of Florida

Edward A. Lang, III	GP, Inc.

/s/ Donald W. Slager *	Director of Republic Services of Florida GP, Inc.

Donald W. Slager

/s/ Charles F. Serianni *	Director of Republic Services of Florida GP, Inc.

Charles F. Serianni

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule X hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule X hereto

By:	Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President of Republic Services of Georgia GP, LLC

Christopher Synek

/s/ Edward A. Lang, III *	Treasurer of Republic Services of Georgia GP, LLC

Edward A. Lang, III

Republic Services, Inc.	Managing Member of Republic Services of Georgia
GP, LLC

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Y hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Y hereto

By:	Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor *

James E. O’Connor

Chairman of the Board and Chief Executive Officer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ James E. O’Connor *	Chairman of the Board and Chief Executive Officer of

James E. O’Connor	Republic Services, Inc.

/s/ Tod C. Holmes	Executive Vice President and Chief Financial Officer of

Tod C. Holmes	Republic Services, Inc.

/s/ Charles F. Serianni *	Senior Vice President and Chief Accounting Officer of

Charles F. Serianni	Republic Services, Inc.

/s/ John W. Croghan *	Director of Republic Services, Inc.

John W. Croghan

/s/ James W. Crownover *	Director of Republic Services, Inc.

James W. Crownover

/s/ William J. Flynn *	Director of Republic Services, Inc.

William J. Flynn

Signature	Title

/s/ David I. Foley *	Director of Republic Services, Inc.

David I. Foley

/s/ Michael Larson *	Director of Republic Services, Inc.

Michael Larson

/s/ Nolan Lehmann *	Director of Republic Services, Inc.

Nolan Lehmann

/s/ W. Lee Nutter *	Director of Republic Services, Inc.

W. Lee Nutter

/s/ Ramon A. Rodriguez *	Director of Republic Services, Inc.

Ramon A. Rodriguez

/s/ Allan C. Sorensen *	Director of Republic Services, Inc.

Allan C. Sorensen

/s/ John M. Trani *	Director of Republic Services, Inc.

John M. Trani

/s/ Michael W. Wickham *	Director of Republic Services, Inc.

Michael W. Wickham

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Z hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Z hereto

By:	Republic Services of Wisconsin GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President of Republic Services of Wisconsin GP, LLC

Kevin Walbridge

/s/ Edward A. Lang, III *	Treasurer of Republic Services of Wisconsin GP, LLC

Edward A. Lang, III

Republic Services, Inc.	Managing Member of Republic Services of Wisconsin
GP, LLC

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AA hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule AA hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting
officer)

Republic Services of Indiana, Limited Partnership	Managing Member

By:	Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive
Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BB hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule BB hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President — Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CC hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule CC hereto
By:	/s/ Edward A. Lang, III
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste Landfill Holdings, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DD hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule DD hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President

Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EE hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule EE hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FF hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule FF hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GG hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule GG hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HH hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule HH hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President

Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule II hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule II hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President

Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule JJ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President

Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KK hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule KK hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President

Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LL hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule LL hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Aviation, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MM hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule MM hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President

Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NN hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule NN hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Green Power, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OO hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule OO hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PP hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule PP hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President

Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Bridgeton Landfill, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule QQ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule QQ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries of Ohio, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule RR hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule RR hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President

Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of Georgia, Limited Partnership	Managing Member

By:	Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule SS hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule SS hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President

Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule TT hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule TT hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule UU hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule UU hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President

Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

County Disposal (Ohio), Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule VV hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule VV hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President

Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Liberty Waste Services of Illinois, L.L.C.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule WW hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule WW hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President

Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

ECDC Holdings, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule XX hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule XX hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule YY hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule YY hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President

Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer

Edward A. Lang, III	(principal financial officer and principal accounting officer)

Frontier Waste Services, L.P.	Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule ZZ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule ZZ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste Services of North America, LLC	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AAA hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule AAA hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

American Disposal Services of Illinois, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BBB hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule BBB hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CCC hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule CCC hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste Systems, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DDD hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule DDD hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of Ohio Hauling, LLC	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EEE hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule EEE hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FFF hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule FFF hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GGG hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule GGG hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of California Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HHH hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule HHH hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule III hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule III hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJJ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule JJJ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of Michigan Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KKK hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule KKK hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Continental Waste Industries, L.L.C.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LLL hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule LLL hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MMM hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule MMM hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NNN hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule NNN hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries of Tennessee, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OOO hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule OOO hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Waste, Limited Partnership	Managing Member

By:	Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PPP hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule PPP hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Brenham Total Roll-Offs, LP	Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule QQQ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule QQQ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Central Virginia Properties, LLC	Managing Member

By: Name:	/s/ Edward A. Lang, III * Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule RRR hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule RRR hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Christopher Synek * Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President – Finance and Treasurer (principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC	Managing Member

By: Name:	/s/ Edward A. Lang, III * Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule SSS hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on June 15, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule SSS hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III

Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on June 15, 2010.

Signature	Title

/s/ Kevin Walbridge * Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Indiana, Limited Partnership	Managing Member

By:	Republic Services, Inc., as General Partner

By: Name:	/s/ James E. O’Connor * James E. O’Connor
Title:	Chairman of the Board and
Chief Executive Officer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit
Number		Description

3.1		Amended and Restated Certificate of Incorporation of Republic Services, Inc. (incorporated by reference to Exhibit 3.1 to Republic’s Quarterly Report on Form 10-Q for the period ended June 30, 1998).
3.2		Certificate of Amendment to Amended and Restated Certificate of Incorporation of Republic Services, Inc. (incorporated by reference to Exhibit 4.2 to Republic’s Registration Statement on Form S-8, Registration No. 333-81801, filed with the Commission on June 29, 1999).
3.3		Amended and Restated Bylaws of Republic Services, Inc. (incorporated by reference to Exhibit 3.1 to Republic’s Current Report on Form 8-K filed on October 30, 2009).
†3	.4	Articles of Incorporation of 623 Landfill, Inc., as amended.
†3	.5	Amended and Restated Bylaws of 623 Landfill, Inc.
†3	.6	Articles of Incorporation of A D A J Corporation.
†3	.7	Second Amended and Restated Bylaws of A D A J Corporation.
†3	.8	Certificate of Limited Partnership of Abilene Landfill TX, LP.
†3	.9	Agreement of Limited Partnership of Abilene Landfill TX, LP, as amended.
†3	.10	Articles of Incorporation of Action Disposal, Inc.
†3	.11	Amended and Restated Bylaws of Action Disposal, Inc.
†3	.12	Articles of Incorporation of Ada County Development Company, Inc.
†3	.13	Bylaws of Ada County Development Company, Inc.
†3	.14	Articles of Incorporation of Adrian Landfill, Inc. (f/k/a Adrian County Landfill, Inc., f/k/a Laidlaw Waste Systems (Adrian) Inc., f/k/a Laidlaw Waste Systems (Michigan) Inc., f/k/a Lenawee Disposal Service Company), as amended.
†3	.15	Amended and Restated Bylaws of Adrian Landfill, Inc. (f/k/a Adrian County Landfill, Inc., f/k/a Laidlaw Waste Systems (Adrian) Inc., f/k/a Laidlaw Waste Systems (Michigan) Inc., f/k/a Lenawee Disposal Service Company), as amended.
†3	.16	Articles of Incorporation of ADS of Illinois, Inc. (f/k/a American Disposal Services of Illinois, Inc.), as amended.
†3	.17	Amended and Restated Bylaws of ADS of Illinois, Inc. (f/k/a American Disposal Services of Illinois, Inc.).
†3	.18	Certificate of Incorporation of ADS, Inc. (f/k/a American Disposal Services, Inc.), as amended.
†3	.19	Amended and Restated Bylaws of ADS, Inc. (f/k/a American Disposal Services, Inc.).
†3	.20	Articles of Organization of Agricultural Acquisitions, LLC, as amended.
†3	.21	Operating Agreement for Agricultural Acquisitions, LLC.
†3	.22	Articles of Incorporation of Agri-Tech, Inc. of Oregon (f/k/a Agri-Tech Inc.), as amended.
†3	.23	Amended and Restated Bylaws of Agri-Tech, Inc. of Oregon (f/k/a Agri-Tech Inc.).
†3	.24	Articles of Incorporation of Alabama Recycling Services, Inc. (f/k/a ECS Environmental Contractors, Inc.), as amended.
†3	.25	Amended and Restated Bylaws of Alabama Recycling Services, Inc. (f/k/a ECS Environmental Contractors, Inc.).
†3	.26	Articles of Incorporation of Albany-Lebanon Sanitation, Inc. (f/k/a The Spay-Redfield Corporation), as amended.
†3	.27	Amended and Restated Bylaws of Albany-Lebanon Sanitation, Inc. (f/k/a The Spay-Redfield Corporation).
†3	.28	Articles of Incorporation of Allied Acquisition Pennsylvania, Inc.
†3	.29	Bylaws of Allied Acquisition Pennsylvania, Inc.
†3	.30	Articles of Organization of Allied Acquisition Two, Inc.
†3	.31	Bylaws of Allied Acquisition Two, Inc.
†3	.32	Certificate of Incorporation of Allied Enviroengineering, Inc.
†3	.33	Amended and Restated Bylaws of Allied Enviroengineering, Inc.

Exhibit
Number		Description

†3	.34	Certificate of Formation of Allied Gas Recovery Systems, L.L.C., as amended.
†3	.35	Operating Agreement of Allied Gas Recovery Systems, L.L.C.
†3	.36	Certificate of Incorporation of Allied Green Power, Inc.
†3	.37	Bylaws of Allied Green Power, Inc.
†3	.38	Certificate of Incorporation of Allied Nova Scotia, Inc., as amended.
†3	.39	Bylaws of Allied Nova Scotia, Inc.
†3	.40	Certificate of Formation of Allied Services, LLC, as amended.
†3	.41	Amended and Restated Operating Agreement of Allied Services, LLC.
†3	.42	Certificate of Formation of Allied Transfer Systems of New Jersey, LLC.
†3	.43	Operating Agreement of Allied Transfer Systems of New Jersey, LLC.
†3	.44	Certificate of Incorporation of Allied Waste Alabama, Inc.
†3	.45	Bylaws of Allied Waste Alabama, Inc.
†3	.46	Certificate of Incorporation of Allied Waste Company, Inc. (f/k/a Allied Waste Systems, Inc.), as amended.
†3	.47	Bylaws of Allied Waste Company, Inc. (f/k/a Allied Waste Systems, Inc.).
†3	.48	Certificate of Formation of Allied Waste Environmental Management Group, LLC.
†3	.49	Operating Agreement of Allied Waste Environmental Management Group, LLC.
†3	.50	Articles of Incorporation of Allied Waste Hauling of Georgia, Inc.
†3	.51	Bylaws of Allied Waste Hauling of Georgia, Inc.
†3	.52	Certificate of Incorporation of Allied Waste Holdings (Canada) Ltd.
†3	.53	Amended and Restated Bylaws of Allied Waste Holdings (Canada) Ltd.
†3	.54	Articles of Incorporation of Allied Waste Industries (Arizona), Inc.
†3	.55	Bylaws of Allied Waste Industries (Arizona), Inc.
†3	.56	Articles of Incorporation of Allied Waste Industries (New Mexico), Inc.
†3	.57	Bylaws of Allied Waste Industries (New Mexico), Inc.
†3	.58	Articles of Incorporation of Allied Waste Industries (Southwest), Inc.
†3	.59	Bylaws of Allied Waste Industries (Southwest), Inc.
†3	.60	Articles of Incorporation of Allied Waste Industries of Georgia, Inc.
†3	.61	Bylaws of Allied Waste Industries of Georgia, Inc.
†3	.62	Articles of Incorporation of Allied Waste Industries of Illinois, Inc.
†3	.63	Bylaws of Allied Waste Industries of Illinois, Inc.
†3	.64	Articles of Incorporation of Allies Waste Industries of Northwest Indiana, Inc.
†3	.65	Bylaws of Allies Waste Industries of Northwest Indiana, Inc.
†3	.66	Charter of Allied Waste Industries of Tennessee, Inc.
†3	.67	Bylaws of Allied Waste Industries of Tennessee, Inc.
†3	.68	Amended and Restated Certificate of Incorporation of Allied Waste Industries, Inc.
†3	.69	Amended and Restated Bylaws of Allied Waste Industries, Inc.
†3	.70	Certificate of Incorporation of Allied Waste Landfill Holdings, Inc.
†3	.71	Bylaws of Allied Waste Landfill Holdings, Inc.
†3	.72	Articles of Organization of Allied Waste Niagara Falls Landfill, LLC.
†3	.73	Operating Agreement of Allied Waste Niagara Falls Landfill, LLC.
†3	.74	Certificate of Incorporation of Allied Waste North America, Inc. (f/k/a Allied Holdings (United States), Inc.), as amended.
†3	.75	Bylaws of Allied Waste North America, Inc. (f/k/a Allied Holdings (United States), Inc.).
†3	.76	Articles of Incorporation of Allied Waste of California, Inc.
†3	.77	Bylaws of Allied Waste of California, Inc.

Exhibit
Number		Description

†3	.78	Certificate of Incorporation of Allied Waste of Long Island, Inc.
†3	.79	Bylaws of Allied Waste of Long Island, Inc.
†3	.80	Certificate of Incorporation of Allied Waste of New Jersey, Inc.
†3	.81	Bylaws of Allied Waste of New Jersey, Inc.
†3	.82	Certificate of Formation of Allied Waste of New Jersey-New York, LLC (f/k/a Allied Waste of New Jersey, LLC), as amended.
†3	.83	Operating Agreement of Allied Waste of New Jersey-New York, LLC (f/k/a Allied Waste of New Jersey, LLC).
†3	.84	Certificate of Formation of Allied Waste Recycling Services of New Hampshire, LLC.
†3	.85	Operating Agreement of Allied Waste Recycling Services of New Hampshire, LLC.
†3	.86	Certificate of Incorporation of Allied Waste Rural Sanitation, Inc.
†3	.87	Bylaws of Allied Waste Rural Sanitation, Inc.
†3	.88	Certificate of Incorporation of Allied Waste Services of Colorado, Inc.
†3	.89	Bylaws of Allied Waste Services of Colorado, Inc.
†3	.90	Certificate of Organization of Allied Waste Services of Massachusetts, LLC (f/k/a BFI Waste Services of Massachusetts, LLC), as amended.
†3	.91	Operating Agreement of Allied Waste Services of Massachusetts, LLC (f/k/a BFI Waste Services of Massachusetts, LLC), as amended.
†3	.92	Certificate of Formation of Allied Waste Services of North America, LLC.
†3	.93	Operating Agreement of Allied Waste Services of North America, LLC, as amended.
†3	.94	Articles of Incorporation of Allied Waste Services of Page, Inc. (f/k/a PSI Waste Systems, Inc., f/k/a Parks & Sons Intermountain, Inc.), as amended.
†3	.95	Bylaws of Allied Waste Services of Page, Inc. (f/k/a PSI Waste Systems, Inc., f/k/a Parks & Sons Intermountain, Inc.).
†3	.96	Articles of Incorporation of Allied Waste Services of Stillwater, Inc. (f/k/a H.E.W. Waste Systems, Inc.), as amended.
†3	.97	Amended and Restated Bylaws of Allied Waste Services of Stillwater, Inc. (f/k/a H.E.W. Waste Systems, Inc.).
†3	.98	Certificate of Formation of Allied Waste Sycamore Landfill, LLC.
†3	.99	Operating Agreement of Allied Waste Sycamore Landfill, LLC.
†3	.100	Certificate of Incorporation of Allied Waste Systems Holdings, Inc. (f/k/a Laidlaw Waste Systems Holdings, Inc., f/k/a Peabody Sanitary Landfill, Inc.), as amended.
†3	.101	Bylaws of Allied Waste Systems Holdings, Inc. (f/k/a Laidlaw Waste Systems Holdings, Inc., f/k/a Peabody Sanitary Landfill, Inc.).
†3	.102	Articles of Organization of Allied Waste Systems of Arizona, LLC.
†3	.103	Operating Agreement of Allied Waste Systems of Arizona, LLC.
†3	.104	Articles of Organization of Allied Waste Systems of Colorado, LLC.
†3	.105	Operating Agreement of Allied Waste Systems of Colorado, LLC.
†3	.106	Certificate of Formation of Allied Waste Systems of Indiana, LLC.
†3	.107	Operating Agreement of Allied Waste Systems of Indiana, LLC.
†3	.108	Articles of Organization of Allied Waste Systems of Michigan, LLC.
†3	.109	Operating Agreement of Allied Waste Systems of Michigan, LLC.
†3	.110	Articles of Organization of Allied Waste Systems of Montana, LLC.
†3	.111	Amended Operating Agreement of Allied Waste Systems of Montana, LLC.
†3	.112	Certificate of Formation of Allied Waste Systems of New Jersey, LLC.
†3	.113	Operating Agreement of Allied Waste Systems of New Jersey, LLC.
†3	.114	Articles of Organization of Allied Waste Systems of North Carolina, LLC.

Exhibit
Number		Description

†3	.115	Operating Agreement of Allied Waste Systems of North Carolina, LLC.
†3	.116	Certificate of Organization of Allied Waste Systems of Pennsylvania, LLC (f/k/a BFI Waste Systems of North America, Inc.), as amended.
†3	.117	Operating Agreement of Allied Waste Systems of Pennsylvania, LLC (f/k/a BFI Waste Systems of North America, Inc.), as amended.
†3	.118	Certificate of Incorporation of Allied Waste Systems, Inc. (f/k/a Laidlaw Systems Inc., f/k/a Theta Systems, Inc., f/k/a Theta Associates, Inc., f/k/a Theta of Hinsdale, Inc.), as amended.
†3	.119	Amended and Restated Bylaws of Allied Waste Systems, Inc. (f/k/a Laidlaw Systems Inc., f/k/a Theta Systems, Inc., f/k/a Theta Associates, Inc., f/k/a Theta of Hinsdale, Inc.).
†3	.120	Certificate of Formation of Allied Waste Transfer Services of Arizona, LLC.
†3	.121	Operating Agreement of Allied Waste Transfer Services of Arizona, LLC.
†3	.122	Articles of Organization of Allied Waste Transfer Services of California, LLC.
†3	.123	Operating Agreement of Allied Waste Transfer Services of California, LLC.
†3	.124	Articles of Organization of Allied Waste Transfer Services of Florida, LLC.
†3	.125	Operating Agreement of Allied Waste Transfer Services of Florida, LLC.
†3	.126	Articles of Organization of Allied Waste Transfer Services of Iowa, LLC.
†3	.127	Operating Agreement of Allied Waste Transfer Services of Iowa, LLC.
†3	.128	Articles of Organization of Allied Waste Transfer Services of Lima, LLC.
†3	.129	Operating Agreement of Allied Waste Transfer Services of Lima, LLC.
†3	.130	Articles of Organization of Allied Waste Transfer Services of New York, LLC.
†3	.131	Operating Agreement of Allied Waste Transfer Services of New York, LLC.
†3	.132	Articles of Organization of Allied Waste Transfer Services of North Carolina, LLC.
†3	.133	Operating Agreement of Allied Waste Transfer Services of North Carolina, LLC.
†3	.134	Articles of Organization of Allied Waste Transfer Services of Oregon, LLC.
†3	.135	Operating Agreement of Allied Waste Transfer Services of Oregon, LLC.
†3	.136	Certificate of Formation of Allied Waste Transfer Services of Rhode Island, LLC.
†3	.137	Operating Agreement of Allied Waste Transfer Services of Rhode Island, LLC.
†3	.138	Articles of Incorporation of Allied Waste Transfer Services of Utah, Inc.
†3	.139	Bylaws of Allied Waste Transfer Services of Utah, Inc.
†3	.140	Certificate of Incorporation of Allied Waste Transportation, Inc.
†3	.141	Bylaws of Allied Waste Transportation, Inc.
†3	.142	Certificate of Incorporation of American Disposal Services of Illinois, Inc. (f/k/a County Disposal (Illinois), Inc.), as amended.
†3	.143	Amended and Restated Bylaws of American Disposal Services of Illinois, Inc. (f/k/a County Disposal (Illinois), Inc.).
†3	.144	Articles of Incorporation of American Disposal Services of Kansas, Inc. (f/k/a Burgan Trucking and Excavating, Inc.), as amended.
†3	.145	Amended and Restated Bylaws of American Disposal Services of Kansas, Inc. (f/k/a Burgan Trucking and Excavating, Inc.).
†3	.146	Certificate of Incorporation of American Disposal Services of Missouri, Inc. (f/k/a Missouri Disposal, Inc., f/k/a Joplin Disposal, Inc.), as amended.
†3	.147	Amended and Restated Bylaws of American Disposal Services of Missouri, Inc. (f/k/a Missouri Disposal, Inc., f/k/a Joplin Disposal, Inc.).
†3	.148	Certificate of Incorporation of American Disposal Services of New Jersey, Inc.
†3	.149	Amended and Restated Bylaws of American Disposal Services of New Jersey, Inc.
†3	.150	Certificate of Incorporation of American Disposal Services of West Virginia, Inc.
†3	.151	Amended and Restated Bylaws of American Disposal Services of West Virginia, Inc.

Exhibit
Number		Description

†3	.152	Certificate of Incorporation of American Disposal Services, Inc., as amended.
†3	.153	Amended and Restated Bylaws of American Disposal Services, Inc.
†3	.154	Certificate of Incorporation of American Disposal Transfer Services of Illinois, Inc.
†3	.155	Amended and Restated Bylaws of American Disposal Transfer Services of Illinois, Inc.
†3	.156	Certificate of Incorporation of American Materials Recycling Corp.
†3	.157	Amended and Restated Bylaws of American Materials Recycling Corp.
†3	.158	Articles of Incorporation of American Sanitation, Inc.
†3	.159	Amended and Restated Bylaws of American Sanitation, Inc.
†3	.160	Certificate of Incorporation of American Transfer Company, Inc. (f/k/a Duffy Ave. Realty Corp.), as amended.
†3	.161	Amended and Restated Bylaws of American Transfer Company, Inc.
†3	.162	Certificate of Formation of Anson County Landfill NC, LLC.
†3	.163	Operating Agreement of Anson County Landfill NC, LLC.
†3	.164	Articles of Incorporation of Apache Junction Landfill Corporation.
†3	.165	Bylaws of Apache Junction Landfill Corporation.
†3	.166	Articles of Incorporation of Arc Disposal Company, Inc.
†3	.167	Amended and Restated Bylaws of Arc Disposal Company, Inc.
†3	.168	Articles of Incorporation of Area Disposal, Inc. (f/k/a Advanced Disposal Inc.), as amended.
†3	.169	Amended and Restated Bylaws of Area Disposal, Inc. (f/k/a Advanced Disposal Inc.).
†3	.170	Certificate of Formation of Ariana, LLC.
†3	.171	Second Amended and Restated Operating Agreement of Ariana, LLC.
†3	.172	Articles of Organization of Atlantic Waste Holding Company, Inc.
†3	.173	Bylaws of Atlantic Waste Holding Company, Inc.
†3	.174	Articles of Incorporation of Atlas Transport, Inc.
†3	.175	Second Amended and Restated Bylaws of Atlas Transport, Inc.
†3	.176	Certificate of Incorporation of Attwoods of North America, Inc. (f/k/a Stockley Road, Inc.), as amended.
†3	.177	Amended and Restated Bylaws of Attwoods of North America, Inc.
†3	.178	Articles of Organization of Autauga County Landfill, LLC.
†3	.179	Operating Agreement of Autauga County Landfill, LLC.
†3	.180	Certificate of Incorporation of Automated Modular Systems, Inc., as amended.
†3	.181	Amended and Restated Bylaws of Automated Modular Systems, Inc.
†3	.182	Certificate of Incorporation of Autoshred, Inc. (f/k/a Autosred, Inc.), as amended.
†3	.183	Amended and Restated Bylaws of Autoshred, Inc. (f/k/a Autosred, Inc.).
†3	.184	Certificate of Incorporation of AWIN Leasing Company, Inc.
†3	.185	Bylaws of AWIN Leasing Company, Inc.
†3	.186	Articles of Organization of AWIN Leasing II, LLC.
†3	.187	Operating Agreement of AWIN Leasing II, LLC.
†3	.188	Certificate of Incorporation of AWIN Management, Inc. (f/k/a AWIN Finance Company, Inc.), as amended.
†3	.189	Bylaws of AWIN Management, Inc. (f/k/a AWIN Finance Company, Inc.).
†3	.190	Charter of Barker Brothers Waste, Incorporated, as amended.
†3	.191	Amended and Restated Bylaws of Barker Brothers Waste, Incorporated.
†3	.192	Articles of Incorporation of Bay Collection Services, Inc.
†3	.193	Second Amended and Restated Bylaws of Bay Collection Services, Inc.

Exhibit
Number		Description

†3	.194	Articles of Incorporation of Bay Environmental Management, Inc. (f/k/a RSS Management Corporation), as amended.
†3	.195	Second Amended and Restated Bylaws of Bay Environmental Management, Inc. (f/k/a RSS Management Corporation).
†3	.196	Articles of Incorporation of Bay Landfills, Inc.
†3	.197	Second Amended and Restated Bylaws of Bay Landfills, Inc.
†3	.198	Articles of Incorporation of Bay Leasing Company, Inc.
†3	.199	Second Amended and Restated Bylaws of Bay Leasing Company, Inc.
†3	.200	Certificate of Incorporation of BBCO, Inc.
†3	.201	Bylaws of BBCO, Inc.
†3	.202	Articles of Incorporation of Belleville Landfill, Inc. (f/k/a Laidlaw Waste Systems (Belleville) Inc., f/k/a Mid-States Disposal, Inc.), as amended.
†3	.203	Bylaws of Belleville Landfill, Inc. (f/k/a Laidlaw Waste Systems (Belleville) Inc., f/k/a Mid-States Disposal, Inc.).
†3	.204	Partnership Agreement of Benson Valley Landfill General Partnership.
†3	.205	Partnership Agreement of Benton County Development Company.
†3	.206	Articles of Incorporation of Berkley Sanitary Service, Inc.
†3	.207	Second Amended and Restated Bylaws of Berkley Sanitary Service, Inc.
†3	.208	Certificate of Formation of BFGSI, L.L.C.
†3	.209	Amended and Restated Operating Agreement of BFGSI, L.L.C.
†3	.210	Certificate of Incorporation of BFI Atlantic, Inc. (f/k/a BFI Argentina, Inc.), as amended.
†3	.211	Amended and Restated Bylaws of BFI Atlantic, Inc.
†3	.212	Certificate of Incorporation of BFI Energy Systems of Albany, Inc.
†3	.213	Amended and Restated Bylaws of BFI Energy Systems of Albany, Inc.
†3	.214	Certificate of Incorporation of BFI Energy Systems of Delaware County, Inc.
†3	.215	Amended and Restated Bylaws of BFI Energy Systems of Delaware County, Inc.
†3	.216	Certificate of Incorporation of BFI Energy Systems of Essex County, Inc. (f/k/a BFI Energy Systems of New Jersey, Inc.), as amended.
†3	.217	Amended and Restated Bylaws of BFI Energy Systems of Essex County, Inc.
†3	.218	Certificate of Incorporation of BFI Energy Systems of Hempstead, Inc.
†3	.219	Amended and Restated Bylaws of BFI Energy Systems of Hempstead, Inc.
†3	.220	Certificate of Incorporation of BFI Energy Systems of Niagara II, Inc.
†3	.221	Amended and Restated Bylaws of BFI Energy Systems of Niagara II, Inc.
†3	.222	Certificate of Incorporation of BFI Energy Systems of Niagara, Inc. (f/k/a BFI Energy Systems of Northwestern Connecticut, Inc.), as amended.
†3	.223	Amended and Restated Bylaws of BFI Energy Systems of Niagara, Inc.
†3	.224	Certificate of Incorporation of BFI Energy Systems of SEMASS, Inc.
†3	.225	Amended and Restated Bylaws of BFI Energy Systems of SEMASS, Inc.
†3	.226	Certificate of Incorporation of BFI Energy Systems of Southeastern Connecticut, Inc.
†3	.227	Amended and Restated Bylaws of BFI Energy Systems of Southeastern Connecticut, Inc.
†3	.228	Certificate of Limited Partnership of BFI Energy Systems of Southeastern Connecticut, Limited Partnership, as amended.
†3	.229	Agreement of Limited Partnership of BFI Energy Systems of Southeastern Connecticut, Limited Partnership.
†3	.230	Certificate of Incorporation of BFI International, Inc. (f/k/a Browning-Ferris Overseas, Inc.), as amended.
†3	.231	Amended and Restated Bylaws of BFI International, Inc.

Exhibit
Number		Description

†3	.232	Certificate of Incorporation of BFI REF-FUEL, INC.
†3	.233	Amended and Restated Bylaws of BFI REF-FUEL, INC.
†3	.234	Certificate of Incorporation of BFI Trans River (GP), Inc. (f/k/a BFI Energy Systems of Kent/Sussex, Inc.), as amended.
†3	.235	Amended and Restated Bylaws of BFI Trans River (GP), Inc.
†3	.236	Certificate of Formation of BFI Transfer Systems of Alabama, LLC.
†3	.237	Operating Agreement of BFI Transfer Systems of Alabama, LLC, as amended.
†3	.238	Certificate of Formation of BFI Transfer Systems of DC, LLC.
†3	.239	Operating Agreement of BFI Transfer Systems of DC, LLC.
†3	.240	Certificate of Formation of BFI Transfer Systems of Georgia, LLC.
†3	.241	Operating Agreement of BFI Transfer Systems of Georgia, LLC.
†3	.242	Certificate of Formation of BFI Transfer Systems of Maryland, LLC (f/k/a BFI Transfer Systems of Kentucky, LLC), as amended.
†3	.243	Operating Agreement of BFI Transfer Systems of Maryland, LLC (f/k/a BFI Transfer Systems of Kentucky, LLC), as amended.
†3	.244	Certificate of Organization of BFI Transfer Systems of Massachusetts, LLC.
†3	.245	Operating Agreement of BFI Transfer Systems of Massachusetts, LLC, as amended.
†3	.246	Certificate of Formation of BFI Transfer Systems of Mississippi, LLC (f/k/a BFI Transfer Systems of Tennessee, LLC), as amended.
†3	.247	Operating Agreement of BFI Transfer Systems of Mississippi, LLC (f/k/a BFI Transfer Systems of Tennessee, LLC).
†3	.248	Certificate of Incorporation of BFI Transfer Systems of New Jersey, Inc., as amended.
†3	.249	Amended and Restated Bylaws of BFI Transfer Systems of New Jersey, Inc.
†3	.250	Certificate of Organization of BFI Transfer Systems of Pennsylvania, LLC.
†3	.251	Operating Agreement of BFI Transfer Systems of Pennsylvania, LLC, as amended.
†3	.252	Certificate of Limited Partnership of BFI Transfer Systems of Texas, LP.
†3	.253	Agreement of Limited Partnership of BFI Transfer Systems of Texas, LP, as amended.
†3	.254	Certificate of Formation of BFI Transfer Systems of Virginia, LLC.
†3	.255	Operating Agreement of BFI Transfer Systems of Virginia, LLC, as amended.
†3	.256	Certificate of Limited Partnership of BFI Waste Services of Indiana, LP, as amended.
†3	.257	Agreement of Limited Partnership of BFI Waste Services of Indiana, LP, as amended.
†3	.258	Certificate of Organization of BFI Waste Services of Pennsylvania, LLC.
†3	.259	Operating Agreement of BFI Waste Services of Pennsylvania, LLC, as amended.
†3	.260	Certificate of Formation of BFI Waste Services of Tennessee, LLC.
†3	.261	Operating Agreement of BFI Waste Services of Tennessee, LLC.
†3	.262	Certificate of Limited Partnership of BFI Waste Services of Texas, LP.
†3	.263	Agreement of Limited Partnership of BFI Waste Services of Texas, LP, as amended.
†3	.264	Certificate of Formation of BFI Waste Services, LLC, as amended.
†3	.265	Operating Agreement of BFI Waste Services, LLC, as amended.
†3	.266	Certificate of Formation of BFI Waste Systems of Alabama, LLC.
†3	.267	Operating Agreement of BFI Waste Systems of Alabama, LLC, as amended.
†3	.268	Certificate of Formation of BFI Waste Systems of Arkansas, LLC.
†3	.269	Operating Agreement of BFI Waste Systems of Arkansas, LLC, as amended.
†3	.270	Certificate of Formation of BFI Waste Systems of Georgia, LLC.
†3	.271	Operating Agreement of BFI Waste Systems of Georgia, LLC, as amended.
†3	.272	Certificate of Limited Partnership of BFI Waste Systems of Indiana, LP.

Exhibit
Number		Description

†3	.273	Agreement of Limited Partnership of BFI Waste Systems of Indiana, LP.
†3	.274	Certificate of Formation of BFI Waste Systems of Kentucky, LLC.
†3	.275	Operating Agreement of BFI Waste Systems of Kentucky, LLC.
†3	.276	Certificate of Formation of BFI Waste Systems of Louisiana, LLC.
†3	.277	Operating Agreement of BFI Waste Systems of Louisiana, LLC, as amended.
†3	.278	Certificate of Organization of BFI Waste Systems of Massachusetts, LLC.
†3	.279	Operating Agreement of BFI Waste Systems of Massachusetts, LLC.
†3	.280	Certificate of Formation of BFI Waste Systems of Mississippi, LLC.
†3	.281	Operating Agreement of BFI Waste Systems of Mississippi, LLC, as amended.
†3	.282	Certificate of Formation of BFI Waste Systems of Missouri, LLC.
†3	.283	Operating Agreement of BFI Waste Systems of Missouri, LLC, as amended.
†3	.284	Certificate of Incorporation of BFI Waste Systems of New Jersey, Inc. (f/k/a Browning-Ferris Industries, of Elizabeth, N.J., Inc., f/k/a Elizabeth Disposal, Inc.), as amended.
†3	.285	Amended and Restated Bylaws of BFI Waste Systems of New Jersey, Inc.
†3	.286	Certificate of Formation of BFI Waste Systems of North America, LLC (f/k/a BFI Waste Systems of North America, Inc., f/k/a BFI Transportation, Inc.), as amended.
†3	.287	Operating Agreement of BFI Waste Systems of North America, LLC.
†3	.288	Certificate of Formation of BFI Waste Systems of North Carolina, LLC.
†3	.289	Operating Agreement of BFI Waste Systems of North Carolina, LLC.
†3	.290	Articles of Organization of BFI Waste Systems of Oklahoma, LLC.
†3	.291	Operating Agreement of BFI Waste Systems of Oklahoma, LLC, as amended.
†3	.292	Certificate of Formation of BFI Waste Systems of South Carolina, LLC.
†3	.293	Operating Agreement of BFI Waste Systems of South Carolina, LLC.
†3	.294	Certificate of Formation of BFI Waste Systems of Tennessee, LLC.
†3	.295	Operating Agreement of BFI Waste Systems of Tennessee, LLC, as amended.
†3	.296	Certificate of Formation of BFI Waste Systems of Virginia, LLC.
†3	.297	Operating Agreement of BFI Waste Systems of Virginia, LLC, as amended.
†3	.298	Articles of Incorporation of Bio-Med of Oregon, Inc. (f/k/a O. D. Recycling, Ltd., f/k/a Pacific Energy Recovery, Inc.), as amended.
†3	.299	Amended and Restated Bylaws of Bio-Med of Oregon, Inc.
†3	.300	Articles of Incorporation of BLT Enterprises of Oxnard, Inc., as amended.
†3	.301	Second Amended and Restated Bylaws of BLT Enterprises of Oxnard, Inc.
†3	.302	Partnership Agreement of Blue Ridge Landfill General Partnership.
†3	.303	Certificate of Limited Partnership of Blue Ridge Landfill TX, LP (f/k/a BFI Waste Systems of Texas, LP), as amended.
†3	.304	Agreement of Limited Partnership of Blue Ridge Landfill TX, LP (f/k/a BFI Waste Systems of Texas, LP), as amended.
†3	.305	Certificate of Incorporation of Bond County Landfill, Inc. (f/k/a Kankeekee RDF Landfill, Inc., f/k/a Draw Acquisition Company Twenty-Three), as amended.
†3	.306	Bylaws of Bond County Landfill, Inc. (f/k/a Kankeekee RDF Landfill, Inc., f/k/a Draw Acquisition Company Twenty-Three).
†3	.307	Articles of Incorporation of Borrego Landfill, Inc.
†3	.308	Bylaws of Borrego Landfill, Inc.
†3	.309	Articles of Incorporation of Borrow Pit Corp.
†3	.310	Amended and Restated Bylaws of Borrow Pit Corp.
†3	.311	Certificate of Limited Partnership of Brenham Total Roll-Offs, LP.
†3	.312	Agreement of Limited Partnership of Brenham Total Roll-Offs, LP.

Exhibit
Number		Description

†3	.313	Articles of Incorporation of Brickyard Disposal & Recycling, Inc. (f/k/a H/L Disposal Co.), as amended.
†3	.314	Amended and Restated Bylaws of Brickyard Disposal & Recycling, Inc.
†3	.315	Certificate of Formation of Bridgeton Landfill, LLC.
†3	.316	Operating Agreement of Bridgeton Landfill, LLC.
†3	.317	Certificate of Formation of Bridgeton Transfer Station, LLC.
†3	.318	Operating Agreement of Bridgeton Transfer Station, LLC.
†3	.319	Certificate of Incorporation of Browning-Ferris Financial Services, Inc.
†3	.320	Amended and Restated Bylaws of Browning-Ferris Financial Services, Inc.
†3	.321	Articles of Incorporation of Browning-Ferris Industries Chemical Services, Inc.
†3	.322	Amended and Restated Bylaws of Browning-Ferris Industries Chemical Services, Inc.
†3	.323	Articles of Incorporation of Browning-Ferris Industries of California, Inc. (f/k/a Browning-Ferris Industries of Southern California, Inc., f/k/a BFI Waste Systems of Southern California, Inc.), as amended.
†3	.324	Amended and Restated Bylaws of Browning-Ferris Industries of California, Inc.
†3	.325	Certificate of Incorporation of Browning-Ferris Industries of Florida, Inc.
†3	.326	Amended and Restated Bylaws of Browning-Ferris Industries of Florida, Inc.
†3	.327	Certificate of Incorporation of Browning-Ferris Industries of Illinois, Inc. (f/k/a BFI of Illinois, Inc.), as amended.
†3	.328	Amended and Restated Bylaws of Browning-Ferris Industries of Illinois, Inc.
†3	.329	Certificate of Incorporation of Browning-Ferris Industries of New Jersey, Inc.
†3	.330	Amended and Restated Bylaws of Browning-Ferris Industries of New Jersey, Inc.
†3	.331	Certificate of Incorporation of Browning-Ferris Industries of New York, Inc. (f/k/a Modern Waste Service, Inc., f/k/a T. Pedone & Sons, Inc.), as amended.
†3	.332	Amended and Restated Bylaws of Browning-Ferris Industries of New York, Inc.
†3	.333	Certificate of Incorporation of Browning-Ferris Industries of Ohio, Inc., as amended.
†3	.334	Amended and Restated Bylaws of Browning-Ferris Industries of Ohio, Inc.
†3	.335	Restated Charter of Browning-Ferris Industries of Tennessee, Inc. (f/k/a Browning-Ferris Industries of Memphis, Inc., f/k/a Patterson Waste Control, Inc., f/k/a PWC, Inc.).
†3	.336	Amended and Restated Bylaws of Browning-Ferris Industries of Tennessee, Inc.
†3	.337	Articles of Organization of Browning-Ferris Industries, Inc. (f/k/a BFI Waste Systems of Massachusetts, Inc., f/k/a Dooley Bros., Inc.), as amended.
†3	.338	Amended and Restated Bylaws of Browning-Ferris Industries, Inc.
†3	.339	Certificate of Formation of Browning-Ferris Industries, LLC (f/k/a Browning-Ferris Industries, Inc.).
†3	.340	Operating Agreement of Browning-Ferris Industries, LLC.
†3	.341	Certificate of Incorporation of Browning-Ferris Services, Inc., as amended.
†3	.342	Amended and Restated Bylaws of Browning-Ferris Services, Inc.
†3	.343	Articles of Incorporation of Browning-Ferris, Inc.
†3	.344	Amended and Restated Bylaws of Browning-Ferris, Inc.
†3	.345	Certificate of Formation of Brunswick Waste Management Facility, LLC (f/k/a Brunswick County Landfill, LLC), as amended.
†3	.346	Operating Agreement of Brunswick Waste Management Facility, LLC (f/k/a Brunswick County Landfill, LLC).
†3	.347	Articles of Incorporation of Bunting Trash Service, Inc.
†3	.348	Amended and Restated Bylaws of Bunting Trash Service, Inc.
†3	.349	Certificate of Formation of Butler County Landfill, LLC.
†3	.350	Operating Agreement of Butler County Landfill, LLC.

Exhibit
Number		Description

†3	.351	Articles of Organization of C & C Expanded Sanitary Landfill, LLC.
†3	.352	Operating Agreement of C & C Expanded Sanitary Landfill, LLC.
†3	.353	Articles of Organization of Cactus Waste Systems, LLC (f/k/a Cactus Waste Systems LLC), as amended.
†3	.354	Amended and Restated Operating Agreement of Cactus Waste Systems, LLC.
†3	.355	Articles of Incorporation of Calvert Trash Systems, Incorporated (f/k/a GLJ Equipment Company, Incorporated), as amended.
†3	.356	Amended and Restated Bylaws of Calvert Trash Systems, Incorporated.
†3	.357	Certificate of Limited Partnership of Camelot Landfill TX, LP.
†3	.358	Agreement of Limited Partnership of Camelot Landfill TX, LP.
†3	.359	Articles of Incorporation of Capitol Recycling and Disposal, Inc., as amended.
†3	.360	Amended and Restated Bylaws of Capitol Recycling and Disposal, Inc.
†3	.361	Articles of Organization of Carbon Limestone Landfill, LLC.
†3	.362	Operating Agreement of Carbon Limestone Landfill, LLC.
†3	.363	Certificate of Incorporation of CC Landfill, Inc.
†3	.364	Bylaws of CC Landfill, Inc.
†3	.365	Certificate of Incorporation of CECOS International, Inc. (f/k/a CECOS, Chemical and Environmental Conservation Systems, Inc., f/k/a Newco Chemical Waste Systems, Inc.), as amended.
†3	.366	Amended and Restated Bylaws of CECOS International, Inc.
†3	.367	Certificate of Limited Partnership of Cefe Landfill TX, LP (f/k/a BFI Elliott Landfill TX, LP), as amended.
†3	.368	Agreement of Limited Partnership of Cefe Landfill TX, LP (f/k/a BFI Elliott Landfill TX, LP), as amended.
†3	.369	Articles of Incorporation of Celina Landfill, Inc. (f/k/a Laidlaw Waste Systems (Celina), Inc., f/k/a Laidlaw Waste Systems (Ohio) Inc., f/k/a WBT, Inc.), as amended.
†3	.370	Code of Regulations of Celina Landfill, Inc. (f/k/a Laidlaw Waste Systems (Celina), Inc., f/k/a Laidlaw Waste Systems (Ohio) Inc., f/k/a WBT, Inc.).
†3	.371	Articles of Incorporation of Central Arizona Transfer, Inc.
†3	.372	Bylaws of Central Arizona Transfer, Inc.
†3	.373	Articles of Incorporation of Central Sanitary Landfill, Inc., as amended.
†3	.374	Bylaws of Central Sanitary Landfill, Inc.
†3	.375	Articles of Organization of Central Virginia Properties, LLC.
†3	.376	Operating Agreement of Central Virginia Properties, LLC.
†3	.377	Articles of Incorporation of Charter Evaporation Resource Recovery Systems, as amended.
†3	.378	Amended and Restated Bylaws of Charter Evaporation Resource Recovery Systems.
†3	.379	Articles of Incorporation of Cherokee Run Landfill, Inc. (f/k/a Laidlaw Waste Systems (Bellefontaine) Inc., f/k/a Logan Waste Control, Inc.), as amended.
†3	.380	Regulations of Cherokee Run Landfill, Inc. (f/k/a Laidlaw Waste Systems (Bellefontaine) Inc., f/k/a Logan Waste Control, Inc.).
†3	.381	Certificate of Formation of Chilton Landfill, LLC.
†3	.382	Operating Agreement of Chilton Landfill, LLC.
†3	.383	Articles of Incorporation of Citizens Disposal, Inc., as amended.
†3	.384	Bylaws of Citizens Disposal, Inc.
†3	.385	Articles of Incorporation of City-Star Services, Inc., as amended.
†3	.386	Bylaws of City-Star Services, Inc.
†3	.387	Articles of Incorporation of Clarkston Disposal, Inc., as amended.
†3	.388	Bylaws of Clarkston Disposal, Inc.

Exhibit
Number		Description

†3	.389	Partnership Agreement of Clinton County Landfill Partnership.
†3	.390	Certificate of Incorporation of Cocopah Landfill, Inc.
†3	.391	Bylaws of Cocopah Landfill, Inc.
†3	.392	Certificate of Incorporation of Compactor Rental Systems of Delaware, Inc. (f/k/a Republic Industries Compactor Rental, Inc.), as amended.
†3	.393	Amended and Restated Bylaws of Compactor Rental Systems of Delaware, Inc.
†3	.394	Certificate of Formation of Consolidated Disposal Service, L.L.C. (f/k/a L.A. County, LLC), as amended.
†3	.395	Third Amended and Restated Operating Agreement of Consolidated Disposal Service, L.L.C.
†3	.396	Certificate of Formation of Continental Waste Industries, L.L.C. (f/k/a Continental Waste Industries, Inc.), as amended.
†3	.397	Operating Agreement of Continental Waste Industries, L.L.C.
†3	.398	Certificate of Incorporation of Copper Mountain Landfill, Inc.
†3	.399	Bylaws of Copper Mountain Landfill, Inc.
†3	.400	Articles of Incorporation of Corvallis Disposal Co., as amended.
†3	.401	Amended and Restated Bylaws of Corvallis Disposal Co.
†3	.402	Certificate of Incorporation of County Disposal (Ohio), Inc.
†3	.403	Amended and Restated Bylaws of County Disposal (Ohio), Inc.
†3	.404	Certificate of Incorporation of County Disposal, Inc., as amended.
†3	.405	Amended and Restated Bylaws of County Disposal, Inc.
†3	.406	Articles of Organization of County Environmental Landfill, LLC.
†3	.407	Operating Agreement of County Environmental Landfill, LLC.
†3	.408	Articles of Organization of County Land Development Landfill, LLC (f/k/a County Land Development Sanitary Landfill, LLC), as amended.
†3	.409	Operating Agreement of County Land Development Landfill, LLC (f/k/a County Land Development Sanitary Landfill, LLC).
†3	.410	Certificate of Incorporation of County Landfill, Inc.
†3	.411	Amended and Restated Bylaws of County Landfill, Inc.
†3	.412	Partnership Agreement of County Line Landfill Partnership, as amended.
†3	.413	Certificate of Formation of Courtney Ridge Landfill, LLC.
†3	.414	Operating Agreement of Courtney Ridge Landfill, LLC.
†3	.415	Articles of Organization of Crescent Acres Landfill, LLC.
†3	.416	Operating Agreement of Crescent Acres Landfill, LLC.
†3	.417	Articles of Incorporation of Crockett Sanitary Service, Inc. (f/k/a Crockett Garbage Service, Inc.), as amended.
†3	.418	Second Amended and Restated Bylaws of Crockett Sanitary Service, Inc.
†3	.419	Certificate of Limited Partnership of Crow Landfill TX, L.P.
†3	.420	Agreement of Limited Partnership of Crow Landfill TX, L.P., as amended.
†3	.421	Articles of Organization of Cumberland County Development Company, LLC (f/k/a Charlotte County Development Company, LLC).
†3	.422	Operating Agreement of Cumberland County Development Company, LLC (f/k/a Charlotte County Development Company, LLC).
†3	.423	Articles of Incorporation of CWI of Illinois, Inc. (f/k/a Continental Waste Industries of Illinois, Inc., f/k/a Continental Waste Industries Venture, Inc., f/k/a Continential Wast Industries Venture, Inc.), as amended.
†3	.424	Amended and Restated Bylaws of CWI of Illinois, Inc.
†3	.425	Articles of Incorporation of CWI of Missouri, Inc. (f/k/a Tutor Jr. Refuse Service, Inc.), as amended.

Exhibit
Number		Description

†3	.426	Amended and Restated Bylaws of CWI of Missouri, Inc.
†3	.427	Certificate of Formation of D & L Disposal, L.L.C.
†3	.428	Amended and Restated Operating Agreement of D & L Disposal, L.L.C.
†3	.429	Articles of Incorporation of Dallas Disposal Co. (f/k/a Dallas Garbage Disposal Co., f/k/a Kelman Garbage Disposal Company), as amended.
†3	.430	Amended and Restated Bylaws of Dallas Disposal Co.
†3	.431	Articles of Incorporation of Delta Container Corporation.
†3	.432	Bylaws of Delta Container Corporation.
†3	.433	Articles of Incorporation of Delta Dade Recycling Corp.
†3	.434	Amended and Restated Bylaws of Delta Dade Recycling Corp.
†3	.435	Articles of Incorporation of Delta Paper Stock, Co.
†3	.436	Bylaws of Delta Paper Stock, Co.
†3	.437	Articles of Incorporation of Delta Resources Corp.
†3	.438	Amended and Restated Bylaws of Delta Resources Corp.
†3	.439	Articles of Incorporation of Delta Site Development Corp.
†3	.440	Amended and Restated Bylaws of Delta Site Development Corp.
†3	.441	Articles of Incorporation of Delta Waste Corp.
†3	.442	Amended and Restated Bylaws of Delta Waste Corp.
†3	.443	Articles of Incorporation of Dempsey Waste Systems II, Inc.
†3	.444	Bylaws of Dempsey Waste Systems II, Inc.
†3	.445	Articles of Incorporation of Denver RL North, Inc.
†3	.446	Bylaws of Denver RL North, Inc.
†3	.447	Certificate of Limited Partnership of Desarrollo del Rancho La Gloria TX, LP (f/k/a Donna Development Co. TX, LP), as amended.
†3	.448	Agreement of Limited Partnership of Desarrollo del Rancho La Gloria TX, LP (f/k/a Donna Development Co. TX, LP).
†3	.449	Articles of Incorporation of Dinverno, Inc., as amended.
†3	.450	Amended and Restated Bylaws of Dinverno, Inc.
†3	.451	Articles of Incorporation of DTC Management, Inc.
†3	.452	Amended and Restated Bylaws of DTC Management, Inc.
†3	.453	Certificate of Formation of E Leasing Company, LLC, as amended.
†3	.454	Limited Liability Company Agreement of E Leasing Company, LLC, as amended.
†3	.455	Articles of Incorporation of Eagle Industries Leasing, Inc.
†3	.456	Amended and Restated Bylaws of Eagle Industries Leasing, Inc., as amended.
†3	.457	Certificate of Incorporation of East Chicago Compost Facility, Inc.
†3	.458	Bylaws of East Chicago Compost Facility, Inc.
†3	.459	Certificate of Incorporation of ECDC Environmental of Humboldt County, Inc.
†3	.460	Bylaws of ECDC Environmental of Humboldt County, Inc.
†3	.461	Articles of Organization of ECDC Environmental, L.C. (f/k/a ECDFP, L.C.), as amended.
†3	.462	Amended and Restated Operating Agreement of ECDC Environmental, L.C.
†3	.463	Certificate of Incorporation of ECDC Holdings, Inc.
†3	.464	Bylaws of ECDC Holdings, Inc.
†3	.465	Certificate of Limited Partnership of El Centro Landfill, L.P., as amended.
†3	.466	Amended and Restated Partnership Agreement of El Centro Landfill, L.P., as amended.
†3	.467	Articles of Incorporation of Elder Creek Transfer & Recovery, Inc.
†3	.468	Bylaws of Elder Creek Transfer & Recovery, Inc.

Exhibit
Number		Description

†3	.469	Certificate of Limited Partnership of Ellis County Landfill TX, LP, as amended.
†3	.470	Agreement of Limited Partnership of Ellis County Landfill TX, LP, as amended.
†3	.471	Certificate of Formation of Ellis Scott Landfill MO, LLC.
†3	.472	Operating Agreement of Ellis Scott Landfill MO, LLC.
†3	.473	Articles of Incorporation of Envirocycle, Inc.
†3	.474	Amended and Restated Bylaws of Envirocycle, Inc.
†3	.475	Certificate of Incorporation of Environmental Development Corp., as amended.
†3	.476	Amended and Restated Bylaws of Environmental Development Corp.
†3	.477	Articles of Incorporation of Environmental Reclamation Company, as amended.
†3	.478	Amended and Restated Bylaws of Environmental Reclamation Company, as amended.
†3	.479	Certificate of Incorporation of EnvironTech, Inc.
†3	.480	Amended and Restated Bylaws of EnvironTech, Inc.
†3	.481	Certificate of Formation of Envotech-Illinois L.L.C.
†3	.482	Amended and Restated Operating Agreement of Envotech-Illinois L.L.C.
†3	.483	Certificate of Incorporation of Evergreen Scavenger Service, Inc. (f/k/a Evergreen Scavenger Services, Inc., f/k/a Workman Services, Inc.), as amended.
†3	.484	Amended and Restated Bylaws of Evergreen Scavenger Service, Inc.
†3	.485	Certificate of Formation of Evergreen Scavenger Service, L.L.C., as amended.
†3	.486	Amended and Restated Operating Agreement of Evergreen Scavenger Service, L.L.C.
†3	.487	Articles of Organization of F.P. McNamara Rubbish Removal Inc.
†3	.488	Amended and Restated Bylaws of F.P. McNamara Rubbish Removal Inc.
†3	.489	Articles of Organization of Flint Hill Road, LLC.
†3	.490	Operating Agreement of Flint Hill Road, LLC.
†3	.491	Articles of Incorporation of FLL, Inc. (f/k/a KCL & K — M, Inc.), as amended.
†3	.492	Amended and Restated Bylaws of FLL, Inc.
†3	.493	Certificate of Formation of Forest View Landfill, LLC.
†3	.494	Operating Agreement of Forest View Landfill, LLC.
†3	.495	Certificate of Limited Partnership of Fort Worth Landfill TX, LP.
†3	.496	Agreement of Limited Partnership of Fort Worth Landfill TX, LP, as amended.
†3	.497	Articles of Incorporation of Forward, Inc.
†3	.498	Amended and Restated Bylaws of Forward, Inc.
†3	.499	Articles of Incorporation of Fred Barbara Trucking Co., Inc.
†3	.500	Amended and Restated Bylaws of Fred Barbara Trucking Co., Inc.
†3	.501	Articles of Organization of Frontier Waste Services (Colorado), LLC, as amended.
†3	.502	Operating Agreement of Frontier Waste Services (Colorado), LLC.
†3	.503	Amended and Restated Articles of Organization of Frontier Waste Services (Utah), LLC.
†3	.504	Operating Agreement of Frontier Waste Services (Utah), LLC.
†3	.505	Articles of Organization of Frontier Waste Services of Louisiana L.L.C.
†3	.506	Operating Agreement of Frontier Waste Services of Louisiana L.L.C.
†3	.507	Certificate of Limited Partnership of Frontier Waste Services, L.P. (f/k/a Frontier Disposal, L.P.), as amended.
†3	.508	Amended and Restated Agreement of Limited Partnership of Frontier Waste Services, L.P.
†3	.509	Articles of Incorporation of G. Van Dyken Disposal Inc.
†3	.510	Bylaws of G. Van Dyken Disposal Inc.
†3	.511	Certificate of Limited Partnership of Galveston County Landfill TX, LP.
†3	.512	Agreement of Limited Partnership of Galveston County Landfill TX, LP, as amended.

Exhibit
Number		Description

†3	.513	Articles of Organization of Gateway Landfill, LLC, as amended.
†3	.514	Amended and Restated Operating Agreement of Gateway Landfill, LLC.
†3	.515	Articles of Incorporation of GEK, Inc., as amended.
†3	.516	Amended and Restated Bylaws of GEK, Inc.
†3	.517	Certificate of Incorporation of General Refuse Rolloff Corp.
†3	.518	Amended and Restated Bylaws of General Refuse Rolloff Corp.
†3	.519	Articles of Organization of General Refuse Service of Ohio, L.L.C., as amended.
†3	.520	Amended and Restated Operating Agreement of General Refuse Service of Ohio, L.L.C.
†3	.521	Certificate of Incorporation of Georgia Recycling Services, Inc.
†3	.522	Amended and Restated Bylaws of Georgia Recycling Services, Inc.
†3	.523	Certificate of Limited Partnership of Giles Road Landfill TX, LP.
†3	.524	Agreement of Limited Partnership of Giles Road Landfill TX, LP.
†3	.525	Articles of Incorporation of Golden Bear Transfer Services, Inc.
†3	.526	Amended and Restated Bylaws of Golden Bear Transfer Services, Inc.
†3	.527	Certificate of Limited Partnership of Golden Triangle Landfill TX, LP.
†3	.528	Agreement of Limited Partnership of Golden Triangle Landfill TX, LP, as amended.
†3	.529	Articles of Incorporation of Golden Waste Disposal, Inc.
†3	.530	Bylaws of Golden Waste Disposal, Inc.
†3	.531	Articles of Incorporation of Grants Pass Sanitation, Inc., as amended.
†3	.532	Amended and Restated Bylaws of Grants Pass Sanitation, Inc.
†3	.533	Certificate of Incorporation of Great Lakes Disposal Service, Inc.
†3	.534	Amended and Restated Bylaws of Great Lakes Disposal Service, Inc.
†3	.535	Certificate of Formation of Great Plains Landfill OK, LLC.
†3	.536	Operating Agreement of Great Plains Landfill OK, LLC.
†3	.537	Partnership Agreement of Green Valley Landfill General Partnership.
†3	.538	Certificate of Organization of Greenridge Reclamation, LLC.
†3	.539	Operating Agreement of Greenridge Reclamation, LLC.
†3	.540	Certificate of Organization of Greenridge Waste Services, LLC.
†3	.541	Operating Agreement of Greenridge Waste Services, LLC.
†3	.542	Certificate of Limited Partnership of Greenwood Landfill TX, LP.
†3	.543	Agreement of Limited Partnership of Greenwood Landfill TX, LP.
†3	.544	Certificate of Limited Partnership of Gulf West Landfill TX, LP.
†3	.545	Agreement of Limited Partnership of Gulf West Landfill TX, LP, as amended.
†3	.546	Articles of Incorporation of Gulfcoast Waste Service, Inc.
†3	.547	Amended and Restated Bylaws of Gulfcoast Waste Service, Inc.
†3	.548	Certificate of Formation of H Leasing Company, LLC, as amended.
†3	.549	Limited Liability Company Agreement of H Leasing Company, LLC, as amended.
†3	.550	Certificate of Formation of Hancock County Development Company, LLC.
†3	.551	Operating Agreement of Hancock County Development Company, LLC.
†3	.552	Articles of Incorporation of Harland’s Sanitary Landfill, Inc. (f/k/a White’s Sanitary Landfill, Inc., f/k/a White’s Trucking & Sanitary Landfill, Inc.), as amended.
†3	.553	Bylaws of Harland’s Sanitary Landfill, Inc.
†3	.554	Certificate of Formation of Harrison County Landfill, LLC.
†3	.555	Operating Agreement of Harrison County Landfill, LLC.
†3	.556	Articles of Incorporation of Honeygo Run Reclamation Center, Inc., as amended.

Exhibit
Number		Description

†3	.557	Amended and Restated Bylaws of Honeygo Run Reclamation Center, Inc.
†3	.558	Partnership Agreement of Illiana Disposal Partnership, as amended.
†3	.559	Articles of Incorporation of Illinois Landfill, Inc.
†3	.560	Bylaws of Illinois Landfill, Inc.
†3	.561	Articles of Incorporation of Illinois Recycling Services, Inc.
†3	.562	Amended and Restated Bylaws of Illinois Recycling Services, Inc.
†3	.563	Articles of Incorporation of Illinois Valley Recycling, Inc., as amended.
†3	.564	Amended and Restated Bylaws of Illinois Valley Recycling, Inc.
†3	.565	Articles of Incorporation of Imperial Landfill, Inc.
†3	.566	Bylaws of Imperial Landfill, Inc.
†3	.567	Articles of Incorporation of Independent Trucking Company (f/k/a Independent Trucking), as amended.
†3	.568	Bylaws of Independent Trucking Company.
†3	.569	Articles of Incorporation of Ingrum Waste Disposal, Inc.
†3	.570	Amended and Restated Bylaws of Ingrum Waste Disposal, Inc.
†3	.571	Articles of Incorporation of International Disposal Corp. of California.
†3	.572	Amended and Restated Bylaws of International Disposal Corp. of California.
†3	.573	Certificate of Incorporation of Island Waste Services Ltd. (f/k/a Selas Enterprises Ltd.), as amended.
†3	.574	Bylaws of Island Waste Services Ltd. (f/k/a Selas Enterprises Ltd.).
†3	.575	Certificate of Limited Partnership of Itasca Landfill TX, LP.
†3	.576	Agreement of Limited Partnership of Itasca Landfill TX, LP, as amended.
†3	.577	Certificate of Formation of Jackson County Landfill, LLC, as amended.
†3	.578	Operating Agreement of Jackson County Landfill, LLC.
†3	.579	Partnership Agreement of Jasper County Development Company Partnership.
†3	.580	Certificate of Formation of Jefferson City Landfill, LLC.
†3	.581	Operating Agreement of Jefferson City Landfill, LLC.
†3	.582	Articles of Organization of Jefferson Parish Development Company, LLC.
†3	.583	Operating Agreement of Jefferson Parish Development Company, LLC.
†3	.584	Articles of Incorporation of Jetter Disposal, Inc., as amended.
†3	.585	Amended and Restated Bylaws of Jetter Disposal, Inc.
†3	.586	Certificate of Formation of Kandel Enterprises, LLC, as amended.
†3	.587	Amended and Restated Operating Agreement of Kandel Enterprises, LLC.
†3	.588	Articles of Incorporation of Kankakee Quarry, Inc.
†3	.589	Bylaws of Kankakee Quarry, Inc.
†3	.590	Articles of Incorporation of Keller Canyon Landfill Company.
†3	.591	Amended and Restated Bylaws of Keller Canyon Landfill Company.
†3	.592	Articles of Incorporation of Keller Drop Box, Inc., as amended.
†3	.593	Amended and Restated Bylaws of Keller Drop Box, Inc.
†3	.594	Certificate of Limited Partnership of Kerrville Landfill TX, LP.
†3	.595	Agreement of Limited Partnership of Kerrville Landfill TX, LP, as amended.
†3	.596	Partnership Agreement of Key Waste Indiana Partnership, as amended.
†3	.597	Articles of Incorporation of La Cañada Disposal Company, Inc. (f/k/a La Cañada Disposal, Inc.), as amended.
†3	.598	Amended and Restated Bylaws of La Cañada Disposal Company, Inc.
†3	.599	Partnership Agreement of Lake County C & D Development Partnership.
†3	.600	Articles of Incorporation of Lake Norman Landfill, Inc.

Exhibit
Number		Description

†3	.601	Amended and Restated Bylaws of Lake Norman Landfill, Inc.
†3	.602	Articles of Incorporation of LandComp Corporation.
†3	.603	Amended and Restated Bylaws of LandComp Corporation.
†3	.604	Articles of Incorporation of Lathrop Sunrise Sanitation Corporation.
†3	.605	Amended and Restated Bylaws of Lathrop Sunrise Sanitation Corporation.
†3	.606	Certificate of Formation of Lee County Landfill SC, LLC.
†3	.607	Operating Agreement of Lee County Landfill SC, LLC.
†3	.608	Articles of Incorporation of Lee County Landfill, Inc.
†3	.609	Bylaws of Lee County Landfill, Inc.
†3	.610	Certificate of Formation of Lemons Landfill, LLC.
†3	.611	Operating Agreement of Lemons Landfill, LLC.
†3	.612	Certificate of Limited Partnership of Lewisville Landfill TX, LP.
†3	.613	Agreement of Limited Partnership of Lewisville Landfill TX, LP, as amended.
†3	.614	Certificate of Incorporation of Liberty Waste Holdings, Inc.
†3	.615	Amended and Restated Bylaws of Liberty Waste Holdings, Inc.
†3	.616	Certificate of Formation of Liberty Waste Services Limited, L.L.C., as amended.
†3	.617	Second Amended and Restated Limited Liability Company Agreement of Liberty Waste Services Limited, L.L.C.
†3	.618	Articles of Organization of Liberty Waste Services of Illinois, L.L.C., as amended.
†3	.619	Amended and Restated Operating Agreement of Liberty Waste Services of Illinois, L.L.C.
†3	.620	Certificate of Formation of Liberty Waste Services of McCook, L.L.C. (f/k/a West Suburban Recycling & Energy Center, L.L.C., f/k/a West Suburban Resources & Energy Center, L.L.C.), as amended.
†3	.621	Amended and Restated Operating Agreement of Liberty Waste Services of McCook, L.L.C.
†3	.622	Certificate of Formation of Little Creek Landing, LLC.
†3	.623	Operating Agreement of Little Creek Landing, LLC.
†3	.624	Certificate of Formation of Local Sanitation of Rowan County, L.L.C.
†3	.625	Limited Liability Company Agreement of Local Sanitation of Rowan County, L.L.C.
†3	.626	Articles of Incorporation of Loop Recycling, Inc., as amended.
†3	.627	Amended and Restated Bylaws of Loop Recycling, Inc.
†3	.628	Articles of Incorporation of Loop Transfer, Incorporated, as amended.
†3	.629	Amended and Restated Bylaws of Loop Transfer, Incorporated.
†3	.630	Articles of Organization of Lorain County Landfill, LLC.
†3	.631	Operating Agreement of Lorain County Landfill, LLC.
†3	.632	Certificate of Incorporation of Louis Pinto & Son, Inc., Sanitation Contractors.
†3	.633	Amended and Restated Bylaws of Louis Pinto & Son, Inc., Sanitation Contractors.
†3	.634	Certificate of Incorporation of Lucas County Land Development, Inc. (f/k/a Macomb Landfill, Inc.), as amended.
†3	.635	Bylaws of Lucas County Land Development, Inc. (f/k/a Macomb Landfill, Inc.).
†3	.636	Articles of Organization of Lucas County Landfill, LLC.
†3	.637	Operating Agreement of Lucas County Landfill, LLC.
†3	.638	Articles of Organization of Madison County Development, LLC (f/k/a Wilson County Development, LLC), as amended.
†3	.639	Operating Agreement of Madison County Development, LLC (f/k/a Wilson County Development, LLC), as amended.
†3	.640	Articles of Incorporation of Manumit of Florida, Inc.
†3	.641	Amended and Restated Bylaws of Manumit of Florida, Inc.

Exhibit
Number		Description

†3	.642	Certificate of Limited Partnership of Mars Road TX, LP.
†3	.643	Agreement of Limited Partnership of Mars Road TX, LP.
†3	.644	Certificate of Limited Partnership of McCarty Road Landfill TX, LP.
†3	.645	Agreement of Limited Partnership of McCarty Road Landfill TX, LP, as amended.
†3	.646	Articles of Incorporation of McCusker Recycling, Inc.
†3	.647	Second Amended and Restated Bylaws of McCusker Recycling, Inc.
†3	.648	Articles of Incorporation of McInnis Waste Systems, Inc.
†3	.649	Amended and Restated Bylaws of McInnis Waste Systems, Inc.
†3	.650	Articles of Organization of Menands Environmental Solutions, LLC.
†3	.651	Operating Agreement of Menands Environmental Solutions, LLC.
†3	.652	Articles of Incorporation of Mesa Disposal, Inc. (f/k/a Bullhead City Investors, Inc.), as amended.
†3	.653	Amended and Restated Bylaws of Mesa Disposal, Inc.
†3	.654	Certificate of Limited Partnership of Mesquite Landfill TX, LP.
†3	.655	Agreement of Limited Partnership of Mesquite Landfill TX, LP, as amended.
†3	.656	Certificate of Limited Partnership of Mexia Landfill TX, LP.
†3	.657	Agreement of Limited Partnership of Mexia Landfill TX, LP, as amended.
†3	.658	Articles of Incorporation of Midway Development Company, Inc.
†3	.659	Bylaws of Midway Development Company, Inc.
†3	.660	Articles of Incorporation of Mississippi Waste Paper Company.
†3	.661	Amended and Restated Bylaws of Mississippi Waste Paper Company.
†3	.662	Articles of Organization of Missouri City Landfill, LLC.
†3	.663	Operating Agreement of Missouri City Landfill, LLC.
†3	.664	Amended and Restated Partnership Agreement of Morehead Landfill General Partnership.
†3	.665	Certificate of Incorporation of Mountain Home Disposal, Inc. (f/k/a Waste Connections of Idaho, Inc.), as amended.
†3	.666	Amended and Restated Bylaws of Mountain Home Disposal, Inc. (f/k/a Waste Connections of Idaho, Inc.).
†3	.667	Certificate of Formation of N Leasing Company, LLC, as amended.
†3	.668	Limited Liability Company Agreement of N Leasing Company, LLC, as amended.
†3	.669	Articles of Incorporation of NationsWaste Catawba Regional Landfill, Inc.
†3	.670	Amended and Restated Bylaws of NationsWaste Catawba Regional Landfill, Inc.
†3	.671	Certificate of Incorporation of NationsWaste, Inc.
†3	.672	Bylaws of NationsWaste, Inc.
†3	.673	Certificate of Incorporation of Ncorp, Inc.
†3	.674	Amended and Restated Bylaws of Ncorp, Inc.
†3	.675	Articles of Incorporation of New Morgan Landfill Company, Inc.
†3	.676	Amended and Restated Bylaws of New Morgan Landfill Company, Inc.
†3	.677	Certificate of Formation of New York Waste Services, LLC.
†3	.678	Operating Agreement of New York Waste Services, LLC.
†3	.679	Certificate of Incorporation of Newco Waste Systems of New Jersey, Inc.
†3	.680	Amended and Restated Bylaws of Newco Waste Systems of New Jersey, Inc.
†3	.681	Partnership Agreement of Newton County Landfill Partnership, as amended.
†3	.682	Articles of Incorporation of Noble Road Landfill, Inc.
†3	.683	Amended and Restated Bylaws of Noble Road Landfill, Inc.
†3	.684	Certificate of Formation of Northeast Landfill, LLC.
†3	.685	Operating Agreement of Northeast Landfill, LLC.

Exhibit
Number		Description

†3	.686	Articles of Incorporation of Northlake Transfer, Inc.
†3	.687	Bylaws of Northlake Transfer, Inc.
†3	.688	Charter of Northwest Tennessee Disposal Corporation.
†3	.689	Second Amended and Restated Bylaws of Tennessee Disposal Corporation.
†3	.690	Articles of Incorporation of Oakland Heights Development, Inc. (f/k/a Wayne Disposal-Oakland, Inc.), as amended.
†3	.691	Amended and Restated Bylaws of Oakland Heights Development, Inc. (f/k/a Wayne Disposal-Oakland, Inc.).
†3	.692	Articles of Organization of Obscurity Land Development, LLC.
†3	.693	Operating Agreement of Obscurity Land Development, LLC.
†3	.694	Amended and Restated Joint Venture Agreement of Oceanside Waste & Recycling Services.
†3	.695	Certificate of Incorporation of Ohio Republic Contracts, II, Inc.
†3	.696	Amended and Restated Bylaws of Ohio Republic Contracts, II, Inc.
†3	.697	Articles of Incorporation of Ohio Republic Contracts, Inc.
†3	.698	Amended and Restated Bylaws of Ohio Republic Contracts, Inc.
†3	.699	Articles of Organization of Oklahoma City Landfill, L.L.C.
†3	.700	Operating Agreement of Oklahoma City Landfill, L.L.C.
†3	.701	Articles of Incorporation for Oscar’s Collection System of Fremont, Inc.
†3	.702	Bylaws of Oscar’s Collection System of Fremont, Inc.
†3	.703	Articles of Incorporation of Otay Landfill, Inc.
†3	.704	Amended and Restated Bylaws of Otay Landfill, Inc.
†3	.705	Certificate of Incorporation of Ottawa County Landfill, Inc. (f/k/a Laidlaw Waste Systems (Michigan) Inc., f/k/a Laidlaw Waste Systems (Pennsylvania) Inc., f/k/a Epping Sanitary Landfill, Inc.), as amended.
†3	.706	Bylaws of Ottawa County Landfill, Inc. (f/k/a Laidlaw Waste Systems (Michigan) Inc., f/k/a Laidlaw Waste Systems (Pennsylvania) Inc., f/k/a Epping Sanitary Landfill, Inc.).
†3	.707	Certificate of Formation of Packerton Land Company, L.L.C., as amended.
†3	.708	Amended and Restated Operating Agreement of Packerton Land Company, L.L.C.
†3	.709	Articles of Incorporation of Palomar Transfer Station, Inc.
†3	.710	Bylaws of Palomar Transfer Station, Inc.
†3	.711	Certificate of Limited Partnership of Panama Road Landfill, TX, L.P.
†3	.712	Agreement of Limited Partnership of Panama Road Landfill, TX, L.P.
†3	.713	Articles of Incorporation of Peltier Real Estate Company, as amended.
†3	.714	Amended and Restated Bylaws of Peltier Real Estate Company.
†3	.715	Restated Articles of Incorporation of Perdomo and Son’s, Inc.
†3	.716	Second Amended and Restated Bylaws of Perdomo and Son’s, Inc.
†3	.717	Articles of Incorporation of Pinal County Landfill Corp.
†3	.718	Bylaws of Pinal County Landfill Corp.
†3	.719	Certificate of Limited Partnership of Pine Hill Farms Landfill TX, LP (f/k/a Pinehill Landfill TX, LP), as amended.
†3	.720	Agreement of Limited Partnership of Pine Hill Farms Landfill TX, LP (f/k/a Pinehill Landfill TX, LP), as amended.
†3	.721	Certificate of Formation of Pinecrest Landfill OK, LLC.
†3	.722	Operating Agreement of Pinecrest Landfill OK, LLC.
†3	.723	Certificate of Incorporation of Pittsburg County Landfill, Inc.
†3	.724	Amended and Restated Bylaws of Pittsburg County Landfill, Inc.
†3	.725	Certificate of Limited Partnership of Pleasant Oaks Landfill TX, LP.

Exhibit
Number		Description

†3	.726	Agreement of Limited Partnership of Pleasant Oaks Landfill TX, LP.
†3	.727	Certificate of Formation of Polk County Landfill, LLC.
†3	.728	Operating Agreement of Polk County Landfill, LLC.
†3	.729	Articles of Incorporation of Port Clinton Landfill, Inc.
†3	.730	Bylaws of Port Clinton Landfill, Inc.
†3	.731	Articles of Incorporation of Portable Storage Co. (f/k/a United Septic Service, Inc.), as amended.
†3	.732	Amended and Restated Bylaws of Portable Storage Co.
†3	.733	Articles of Incorporation of Preble County Landfill, Inc.
†3	.734	Bylaws of Preble County Landfill, Inc.
†3	.735	Articles of Incorporation of Price & Sons Recycling Company, as amended.
†3	.736	Amended and Restated Bylaws of Price & Sons Recycling Company.
†3	.737	Articles of Organization of Prince George’s County Landfill, LLC.
†3	.738	Operating Agreement of Prince George’s County Landfill, LLC.
†3	.739	Articles of Incorporation of R.C. Miller Enterprises, Inc.
†3	.740	Amended and Restated Bylaws of R.C. Miller Enterprises, Inc.
†3	.741	Articles of Incorporation of R.C. Miller Refuse Service Inc.
†3	.742	Amended and Restated Bylaws of R.C. Miller Refuse Service Inc.
†3	.743	Partnership Agreement of Rabanco Companies, as amended.
†3	.744	Articles of Incorporation of Rabanco Recycling, Inc. (f/k/a Rabanco Acquisition Company Two), as amended.
†3	.745	Bylaws of Rabanco Recycling, Inc. (f/k/a Rabanco Acquisition Company Two).
†3	.746	Articles of Incorporation of Rabanco, Ltd. (f/k/a Rabanco Acquisition Company), as amended.
†3	.747	Bylaws of Rabanco, Ltd. (f/k/a Rabanco Acquisition Company).
†3	.748	Articles of Incorporation of Ramona Landfill, Inc.
†3	.749	Bylaws of Ramona Landfill, Inc.
†3	.750	Articles of Incorporation of RCS, Inc.
†3	.751	Bylaws of RCS, Inc.
†3	.752	Articles of Incorporation of Reliable Disposal, Inc. (f/k/a Sulo & Company)., as amended.
†3	.753	Amended and Restated Bylaws of Reliable Disposal, Inc.
†3	.754	Articles of Incorporation of Republic Dumpco, Inc.
†3	.755	Amended and Restated Bylaws of Republic Dumpco, Inc.
†3	.756	Articles of Incorporation of Republic Environmental Technologies, Inc. (f/k/a RI/ETON Acquisition Corp.), as amended.
†3	.757	Amended and Restated Bylaws of Republic Environmental Technologies, Inc.
†3	.758	Articles of Organization of Republic Ohio Contracts, LLC, as amended.
†3	.759	Second Amended and Restated Operating Agreement of Republic Ohio Contracts, LLC.
†3	.760	Articles of Incorporation of Republic Services Aviation, Inc.
†3	.761	Amended and Restated Bylaws of Republic Services Aviation, Inc.
†3	.762	Certificate of Incorporation of Republic Services Financial LP, Inc.
†3	.763	Bylaws of Republic Services Financial LP, Inc.
†3	.764	Certificate of Limited Partnership of Republic Services Financial, Limited Partnership.
†3	.765	Limited Partnership Agreement of Republic Services Financial, Limited Partnership.
†3	.766	Certificate of Formation of Republic Services Group, LLC (f/k/a RS/WM Holding Company, LLC), as amended.
†3	.767	Second Amended and Restated Operating Agreement of Republic Services Group, LLC.
†3	.768	Certificate of Incorporation of Republic Services Holding Company, Inc.

Exhibit
Number		Description

†3	.769	Amended and Restated Bylaws of Republic Services Holding Company, Inc.
†3	.770	Articles of Organization of Republic Services of Arizona Hauling, LLC, as amended.
†3	.771	Amended and Restated Operating Agreement of Arizona Hauling, LLC.
†3	.772	Certificate of Incorporation of Republic Services of California Holding Company, Inc.
†3	.773	Amended and Restated Bylaws of Republic Services of California Holding Company, Inc.
†3	.774	Certificate of Formation of Republic Services of California II, LLC.
†3	.775	Second Amended and Restated Operating Agreement of Republic Services of California II, LLC.
†3	.776	Articles of Organization of Republic Services of Colorado Hauling, LLC, as amended.
†3	.777	Third Amended and Restated Operating Agreement of Republic Services of Colorado Hauling, LLC.
†3	.778	Articles of Organization of Republic Services of Colorado I, LLC, as amended.
†3	.779	Third Amended and Restated Operating Agreement of Republic Services of Colorado I, LLC.
†3	.780	Certificate of Incorporation of Republic Services of Florida GP, Inc.
†3	.781	Amended and Restated Bylaws of Republic Services of Florida GP, Inc.
†3	.782	Certificate of Incorporation of Republic Services of Florida LP, Inc.
†3	.783	Amended and Restated Bylaws of Republic Services of Florida LP, Inc.
†3	.784	Certificate of Limited Partnership of Republic Services of Florida, Limited Partnership, as amended.
†3	.785	Agreement of Limited Partnership of Republic Services of Florida, Limited Partnership.
†3	.786	Certificate of Formation of Republic Services of Georgia GP, LLC (f/k/a Republic Services of Georgia GP, Inc.).
†3	.787	Operating Agreement of Republic Services of Georgia GP, LLC.
†3	.788	Certificate of Formation of Republic Services of Georgia LP, LLC (f/k/a Republic Services of Georgia LP, Inc.).
†3	.789	Operating Agreement of Republic Services of Georgia LP, LLC.
†3	.790	Certificate of Limited Partnership of Republic Services of Georgia, Limited Partnership, as amended.
†3	.791	Amended and Restated Agreement of Limited Partnership of Republic Services of Georgia, Limited Partnership.
†3	.792	Certificate of Incorporation of Republic Services of Indiana LP, Inc.
†3	.793	Amended and Restated Bylaws of Republic Services of Indiana LP, Inc.
†3	.794	Certificate of Formation of Republic Services of Indiana Transportation, LLC.
†3	.795	Operating Agreement of Republic Services of Indiana Transportation, LLC.
†3	.796	Certificate of Limited Partnership of Republic Services of Indiana, Limited Partnership.
†3	.797	Agreement of Limited Partnership of Republic Services of Indiana, Limited Partnership.
†3	.798	Articles of Organization of Republic Services of Kentucky, LLC, as amended.
†3	.799	Operating Agreement of Republic Services of Kentucky, LLC.
†3	.800	Articles of Organization of Republic Services of Michigan Hauling, LLC.
†3	.801	Second Amended and Restated Operating Agreement of Michigan Hauling, LLC.
†3	.802	Certificate of Incorporation of Republic Services of Michigan Holding Company, Inc.
†3	.803	Amended and Restated Bylaws of Republic Services of Michigan Holding Company, Inc.
†3	.804	Articles of Organization of Republic Services of Michigan I, LLC.
†3	.805	Second Amended and Restated Operating Agreement of Republic Services of Michigan I, LLC.
†3	.806	Articles of Organization of Republic Services of Michigan II, LLC.
†3	.807	Second Amended and Restated Operating Agreement of Republic Services of Michigan II, LLC.
†3	.808	Articles of Organization of Republic Services of Michigan III, LLC.
†3	.809	Second Amended and Restated Operating Agreement of Republic Services of Michigan III, LLC.
†3	.810	Articles of Organization of Republic Services of Michigan IV, LLC.
†3	.811	Second Amended and Restated Operating Agreement of Republic Services of Michigan IV, LLC.

Exhibit
Number		Description

†3	.812	Articles of Organization of Republic Services of Michigan V, LLC.
†3	.813	Second Amended and Restated Operating Agreement of Republic Services of Michigan V, LLC.
†3	.814	Certificate of Formation of Republic Services of New Jersey, LLC (f/k/a Republic Services of New Jersey I, LLC), as amended.
†3	.815	Third Amended and Restated Operating Agreement of Republic Services of New Jersey, LLC.
†3	.816	Articles of Organization of Republic Services of North Carolina, LLC.
†3	.817	Operating Agreement of Republic Services of North Carolina, LLC.
†3	.818	Articles of Organization of Republic Services of Ohio Hauling, LLC, as amended.
†3	.819	Second Amended and Restated Operating Agreement of Republic Services of Ohio Hauling, LLC.
†3	.820	Articles of Organization of Republic Services of Ohio I, LLC, as amended.
†3	.821	Second Amended and Restated Operating Agreement of Republic Services of Ohio I, LLC.
†3	.822	Articles of Organization of Republic Services of Ohio II, LLC, as amended.
†3	.823	Second Amended and Restated Operating Agreement of Republic Services of Ohio II, LLC.
†3	.824	Articles of Organization of Republic Services of Ohio III, LLC, as amended.
†3	.825	Second Amended and Restated Operating Agreement of Republic Services of Ohio III, LLC.
†3	.826	Articles of Organization of Republic Services of Ohio IV, LLC, as amended.
†3	.827	Second Amended and Restated Operating Agreement of Republic Services of Ohio IV, LLC.
†3	.828	Certificate of Formation of Republic Services of Pennsylvania, LLC.
†3	.829	Second Amended and Restated Operating Agreement of Republic Services of Pennsylvania, LLC.
†3	.830	Certificate of Formation of Republic Services of South Carolina, LLC.
†3	.831	Second Amended and Restated Operating Agreement of Republic Services of South Carolina, LLC.
†3	.832	Certificate of Formation of Republic Services of Southern California, LLC.
†3	.833	Operating Agreement of Republic Services of Southern California, LLC.
†3	.834	Articles of Organization of Republic Services of Virginia, LLC, as amended.
†3	.835	Operating Agreement of Republic Services of Virginia, LLC.
†3	.836	Certificate of Formation of Republic Services of Wisconsin GP, LLC (f/k/a Republic Services of Wisconsin GP, Inc.).
†3	.837	Operating Agreement of Republic Services of Wisconsin GP, LLC.
†3	.838	Certificate of Formation of Republic Services of Wisconsin LP, LLC (f/k/a Republic Services of Wisconsin LP, Inc.).
†3	.839	Operating Agreement of Republic Services of Wisconsin LP, LLC.
†3	.840	Certificate of Limited Partnership of Republic Services of Wisconsin, Limited Partnership, as amended.
†3	.841	Amended and Restated Agreement of Limited Partnership of Republic Services of Wisconsin, Limited Partnership.
†3	.842	Articles of Incorporation of Republic Services Real Estate Holding, Inc.
†3	.843	Amended and Restated Bylaws of Republic Services Real Estate Holding, Inc.
†3	.844	Certificate of Formation of Republic Services Vasco Road, LLC (f/k/a Republic Services of California Hauling, LLC), as amended.
†3	.845	Second Amended and Restated Operating Agreement of Republic Services Vasco Road, LLC.
†3	.846	Articles of Incorporation of Republic Silver State Disposal, Inc. (f/k/a RI/SSDS Acquisition Corp., f/k/a RI/SSDS Merger Corp.), as amended.
†3	.847	Amended and Restated Bylaws of Republic Silver State Disposal, Inc.
†3	.848	Certificate of Formation of Republic Waste Services of Southern California, LLC (f/k/a Taormina Industries, LLC), as amended.
†3	.849	Fourth Amended and Restated Operating Agreement for Republic Waste Services of Southern California, LLC (f/k/a Taorima Industries, LLC).
†3	.850	Certificate of Incorporation of Republic Waste Services of Texas GP, Inc.

Exhibit
Number		Description

†3	.851	Amended and Restated Bylaws of Republic Waste Services of Texas GP, Inc.
†3	.852	Certificate of Incorporation of Republic Waste Services of Texas LP, Inc.
†3	.853	Amended and Restated Bylaws of Republic Waste Services of Texas LP, Inc.
†3	.854	Certificate of Limited Partnership of Republic Waste Services of Texas, Ltd. (f/k/a Republic Waste Services of Texas, Inc.), as amended.
†3	.855	Amended and Restated Texas Limited Partnership Agreement of Republic Waste Services of Texas, Ltd.
†3	.856	Articles of Incorporation of Resource Recovery, Inc.
†3	.857	Amended and Restated Bylaws of Resource Recovery, Inc.
†3	.858	Articles of Incorporation of RI/Alameda Corp.
†3	.859	Amended and Restated Bylaws of RI/Alameda Corp.
†3	.860	Articles of Incorporation of Richmond Sanitary Service, Inc.
†3	.861	Second Amended and Restated Bylaws of Richmond Sanitary Service, Inc.
†3	.862	Certificate of Limited Partnership of Rio Grande Valley Landfill TX, LP.
†3	.863	Agreement of Limited Partnership of Rio Grande Valley Landfill TX, LP, as amended.
†3	.864	Certificate of Incorporation of Risk Services, Inc.
†3	.865	Amended and Restated Bylaws of Risk Services, Inc.
†3	.866	Certificate of Formation of RITM, LLC (f/k/a Letco, LLC), as amended.
†3	.867	Second Amended and Restated Operating Agreement of RITM, LLC.
†3	.868	Articles of Incorporation of Rock Road Industries, Inc.
†3	.869	Amended and Restated Bylaws of Rock Road Industries, Inc.
†3	.870	Articles of Incorporation of Ross Bros. Waste & Recycling Co.
†3	.871	Amended and Restated Bylaws of Ross Bros. Waste & Recycling Co.
†3	.872	Articles of Incorporation of Rossman Sanitary Service, Inc.
†3	.873	Amended and Restated Bylaws of Rossman Sanitary Service, Inc.
†3	.874	Articles of Incorporation of Roxana Landfill, Inc. (f/k/a Laidlaw Waste Systems (Madison) Inc., f/k/a GSX Corporation of Illinois), as amended.
†3	.875	Amended and Restated Bylaws of Roxana Landfill, Inc.
†3	.876	Articles of Incorporation of Royal Holdings, Inc.
†3	.877	Bylaws of Royal Holdings, Inc.
†3	.878	Certificate of Limited Partnership of Royal Oaks Landfill TX, LP.
†3	.879	Agreement of Limited Partnership of Royal Oaks Landfill TX, LP.
†3	.880	Certificate of Formation of Rubbish Control, L.L.C. (f/k/a Ventura County LLC).
†3	.881	Second Amended and Restated Operating Agreement of Rubbish Control, LLC.
†3	.882	Certificate of Limited Partnership of RWS Transport, L.P.
†3	.883	Agreement of Limited Partnership of RWS Transport, L.P.
†3	.884	Articles of Incorporation of S & S Recycling, Inc.
†3	.885	Amended and Restated Bylaws of S & S Recycling, Inc.
†3	.886	Certificate of Formation of S Leasing Company, LLC, as amended.
†3	.887	Limited Liability Company Agreement of S Leasing Company, LLC, as amended.
†3	.888	Articles of Incorporation of Saline County Landfill, Inc.
†3	.889	Amended and Restated Bylaws of Saline County Landfill, Inc.
†3	.890	Articles of Organization of San Diego Landfill Systems, LLC.
†3	.891	Operating Agreement of San Diego Landfill Systems, LLC.
†3	.892	Articles of Incorporation of San Marcos NCRRF, Inc.

Exhibit
Number		Description

†3	.893	Bylaws of San Marcos NCRRF, Inc.
†3	.894	Certificate of Formation of Sand Valley Holdings, L.L.C. (f/k/a Liberty Waste Services Holdings, L.L.C.), as amended.
†3	.895	Amended and Restated Operating Agreement of Sand Valley Holdings, L.L.C. (f/k/a Liberty Waste Services Holdings, L.L.C.).
†3	.896	Articles of Incorporation of Sandy Hollow Landfill Corp.
†3	.897	Amended and Restated Bylaws of Sandy Hollow Landfill Corp.
†3	.898	Certificate of Incorporation of Sangamon Valley Landfill, Inc. (f/k/a Draw Acquisition Company Eighteen), as amended.
†3	.899	Bylaws of Sangamon Valley Landfill, Inc. (f/k/a Draw Acquisition Company Eighteen).
†3	.900	Articles of Incorporation of Sanitary Disposal Service, Inc.
†3	.901	Bylaws of Sanitary Disposal Service, Inc.
†3	.902	Articles of Incorporation of Sauk Trail Development, Inc. (f/k/a Wayne Disposal-Canton, Inc.), as amended.
†3	.903	Amended and Restated Bylaws of Sauk Trail Development, Inc.
†3	.904	Articles of Incorporation of Schofield Corporation of Orlando, as amended.
†3	.905	Second Amended and Restated Bylaws of Schofield Corporation of Orlando.
†3	.906	Certificate of Formation of Show-Me Landfill, LLC.
†3	.907	Operating Agreement of Show- Me Landfill, LLC.
†3	.908	Articles of Incorporation of Shred — All Recycling Systems Inc.
†3	.909	Amended and Restated Bylaws of Shred — All Recycling Systems Inc.
†3	.910	Articles of Incorporation of Solano Garbage Company (f/k/a Richella Corporation), as amended.
†3	.911	Second Amended and Restated Bylaws of Solano Garbage Company.
†3	.912	Articles of Incorporation of Source Recycling, Inc., as amended.
†3	.913	Amended and Restated Bylaws of Source Recycling, Inc.
†3	.914	Certificate of Limited Partnership of South Central Texas Land Co. TX, LP, as amended.
†3	.915	Agreement of Limited Partnership of South Central Texas Land Co. TX, LP.
†3	.916	Certificate of Formation of Southeast Landfill, LLC.
†3	.917	Operating Agreement of Southeast Landfill, LLC.
†3	.918	Articles of Incorporation of Southern Illinois Regional Landfill, Inc. (f/k/a Metropolitan Waste Systems, Inc.), as amended.
†3	.919	Amended and Restated Bylaws of Southern Illinois Regional Landfill, Inc.
†3	.920	Certificate of Limited Partnership of Southwest Landfill TX, LP, as amended.
†3	.921	Agreement of Limited Partnership of Southwest Landfill TX, LP, as amended.
†3	.922	Partnership Agreement of Springfield Environmental General Partnership.
†3	.923	Articles of Organization of St. Bernard Parish Development Company, LLC.
†3	.924	Operating Agreement of St. Bernard Parish Development Company, LLC.
†3	.925	Articles of Organization of St. Joseph Landfill, LLC.
†3	.926	Operating Agreement of St. Joseph Landfill, LLC.
†3	.927	Articles of Incorporation of Standard Disposal Services, Inc. (f/k/a Manumit, Inc.), as amended.
†3	.928	Amended and Restated Bylaws of Standard Disposal Services, Inc.
†3	.929	Articles of Incorporation of Standard Environmental Services, Inc.
†3	.930	Amended and Restated Bylaws of Standard Environmental Services, Inc.
†3	.931	Certificate of Incorporation of Standard Waste, Inc.
†3	.932	Amended and Restated Bylaws of Standard Waste, Inc.
†3	.933	Articles of Incorporation of Streator Area Landfill, Inc.

Exhibit
Number		Description

†3	.934	Bylaws of Streator Area Landfill, Inc.
†3	.935	Articles of Incorporation of Suburban Transfer, Inc.
†3	.936	Amended and Restated Bylaws of Suburban Transfer, Inc.
†3	.937	Articles of Incorporation of Suburban Warehouse, Inc.
†3	.938	Amended and Restated Bylaws of Suburban Warehouse, Inc.
†3	.939	Articles of Incorporation of Summit Waste Systems, Inc.
†3	.940	Amended and Restated Bylaws of Summit Waste Systems, Inc.
†3	.941	Articles of Incorporation of Sunrise Sanitation Service, Inc.
†3	.942	Bylaws of Sunrise Sanitation Service, Inc.
†3	.943	Articles of Incorporation of Sunset Disposal Service, Inc. (f/k/a Pacific Paper Transport Company), as amended.
†3	.944	Bylaws of Sunset Disposal Service, Inc.
†3	.945	Articles of Incorporation of Sunset Disposal, Inc.
†3	.946	Amended and Restated Bylaws of Sunset Disposal, Inc.
†3	.947	Articles of Incorporation of Sycamore Landfill, Inc.
†3	.948	Amended and Restated Bylaws of Sycamore Landfill, Inc.
†3	.949	Articles of Incorporation of Tate’s Transfer Systems, Inc.
†3	.950	Amended and Restated Bylaws of Tate’s Transfer Systems, Inc.
†3	.951	Articles of Incorporation of Tay-Ban Corporation, as amended.
†3	.952	Amended and Restated Bylaws of Tay-Ban Corporation.
†3	.953	Certificate of Incorporation of Taylor Ridge Landfill, Inc. (f/k/a Draw Acquisition Company Twenty-Two), as amended.
†3	.954	Bylaws of Taylor Ridge Landfill, Inc. (f/k/a Draw Acquisition Company Twenty-Two).
†3	.955	Certificate of Incorporation of Tennessee Union County Landfill, Inc.
†3	.956	Bylaws of Tennessee Union County Landfill, Inc.
†3	.957	Certificate of Limited Partnership of Tessman Road Landfill TX, LP.
†3	.958	Agreement of Limited Partnership of Tessman Road Landfill TX, LP.
†3	.959	Articles of Incorporation of The Ecology Group, Inc. (f/k/a Ecology Group, Incorporated), as amended.
†3	.960	Amended and Restated Bylaws of The Ecology Group, Inc.
†3	.961	Articles of Incorporation of Thomas Disposal Service, Inc.
†3	.962	Bylaws of Thomas Disposal Service, Inc.
†3	.963	Partnership Agreement of Tippecanoe County Waste Services Partnership.
†3	.964	Certificate of Incorporation of Tom Luciano’s Disposal Service, Inc.
†3	.965	Amended and Restated Bylaws of Tom Luciano’s Disposal Service, Inc.
†3	.966	Articles of Organization of Total Roll-Offs, L.L.C.
†3	.967	Operating Agreement of Total Roll-Offs, L.L.C.
†3	.968	Certificate of Incorporation of Total Solid Waste Recyclers, Inc. (f/k/a Total Solid Waste Coordinators, Inc.), as amended.
†3	.969	Amended and Restated Bylaws of Total Solid Waste Recyclers, Inc.
†3	.970	Certificate of Incorporation of Tricil (N.Y.), Inc. (f/k/a Tricil (U.S.) Inc., f/k/a Tricil U.S., Ltd., f/k/a Seaway Disposal Systems, Inc., f/k/a Wilbur F. Hunt, Inc.), as amended.
†3	.971	Bylaws of Tricil (N.Y.), Inc.
†3	.972	Articles of Incorporation of Tri-County Refuse Service, Inc.
†3	.973	Amended and Restated Bylaws of Tri-County Refuse Service, Inc.
†3	.974	Articles of Incorporation of Tri-State Recycling Services, Inc.
†3	.975	Amended and Restated Bylaws of Tri-State Recycling Services, Inc.

Exhibit
Number		Description

†3	.976	Articles of Incorporation of Tri-State Refuse Corporation, as amended.
†3	.977	Bylaws of Tri-State Refuse Corporation.
†3	.978	Certificate of Limited Partnership of Turkey Creek Landfill TX, LP, as amended.
†3	.979	Agreement of Limited Partnership of Turkey Creek Landfill TX, LP.
†3	.980	Articles of Incorporation of United Disposal Service, Inc. (f/k/a HDS, Incorporated), as amended.
†3	.981	Amended and Restated Bylaws of United Disposal Service, Inc.
†3	.982	Articles of Incorporation of Upper Rock Island County Landfill, Inc.
†3	.983	Amended and Restated Bylaws of Upper Rock Island County Landfill, Inc.
†3	.984	Articles of Incorporation of Valley Landfills, Inc.
†3	.985	Amended and Restated Bylaws of Valley Landfills, Inc.
†3	.986	Certificate of Limited Partnership of Victoria Landfill TX, LP, as amended.
†3	.987	Agreement of Limited Partnership of Victoria Landfill TX, LP, as amended.
†3	.988	Articles of Organization of Vining Disposal Service, Inc., as amended.
†3	.989	Bylaws of Vining Disposal Service, Inc., as amended.
†3	.990	Partnership Agreement of Warrick County Development Company.
†3	.991	Articles of Incorporation of Wasatch Regional Landfill, Inc.
†3	.992	Bylaws of Wasatch Regional Landfill, Inc.
†3	.993	Articles of Incorporation of Waste Control Systems, Inc. (f/k/a Peltier Enterprises, Inc.), as amended.
†3	.994	Amended and Restated Bylaws of Waste Control Systems, Inc.
†3	.995	Certificate of Incorporation of Waste Services of New York, Inc. (f/k/a Allied Waste Industries of New York), as amended.
†3	.996	Amended and Restated Bylaws of Waste Services of New York, Inc.
†3	.997	Articles of Incorporation of Wastehaul, Inc.
†3	.998	Amended and Restated Bylaws of Wastehaul, Inc.
†3	.999	Articles of Organization of Wayne County Land Development, LLC.
†3	.1000	Operating Agreement of Wayne County Land Development, LLC.
†3	.1001	Certificate of Incorporation of Wayne County Landfill IL, Inc.
†3	.1002	Bylaws of Wayne County Landfill IL, Inc.
†3	.1003	Articles of Organization of Wayne Developers, LLC.
†3	.1004	Operating Agreement of Wayne Developers, LLC.
†3	.1005	Articles of Incorporation of WDTR, Inc. (f/k/a Woodburn Trucking Inc.), as amended.
†3	.1006	Amended and Restated Bylaws of WDTR, Inc.
†3	.1007	Certificate of Formation of Webster Parish Landfill, L.L.C.
†3	.1008	Limited Liability Company Agreement of Webster Parish Landfill, L.L.C.
†3	.1009	Articles of Incorporation of West Contra Costa Energy Recovery Company.
†3	.1010	Second Amended and Restated Bylaws of West Contra Costa Energy Recovery Company.
†3	.1011	Articles of Incorporation of West Contra Costa Sanitary Landfill, Inc.
†3	.1012	Second Amended and Restated Bylaws of West Contra Costa Sanitary Landfill, Inc.
†3	.1013	Articles of Incorporation of West County Landfill, Inc.
†3	.1014	Second Amended and Restated Bylaws of West County Landfill, Inc.
†3	.1015	Articles of Incorporation of West County Resource Recovery, Inc.
†3	.1016	Second Amended and Restated Bylaws of West County Resource Recovery, Inc.
†3	.1017	Certificate of Limited Partnership of Whispering Pines Landfill TX, LP, as amended.
†3	.1018	Agreement of Limited Partnership of Whispering Pines Landfill TX, LP, as amended.
†3	.1019	Articles of Incorporation of Willamette Resources, Inc. (f/k/a Sanitation Equipment Leasing, Inc., f/k/a Peltier Equipment Leasing Corp.), as amended.

Exhibit
Number		Description

†3	.1020	Amended and Restated Bylaws of Willamette Resources, Inc.
†3	.1021	Articles of Incorporation of Williams County Landfill Inc.
†3	.1022	Amended and Restated Bylaws of Williams County Landfill Inc.
†3	.1023	Certificate of Formation of Willow Ridge Landfill, LLC (f/k/a Peerless Landfill, LLC), as amended.
†3	.1024	Operating Agreement of Willow Ridge Landfill, LLC (f/k/a Peerless Landfill, LLC).
†3	.1025	Articles of Incorporation of WJR Environmental, Inc.
†3	.1026	Bylaws of WJR Environmental, Inc. (f/k/a Rabanco Acquisition Company Five).
†3	.1027	Articles of Incorporation of Woodlake Sanitary Service, Inc.
†3	.1028	Amended and Restated Bylaws of Woodlake Sanitary Service, Inc.
†3	.1029	Articles of Incorporation of Zakaroff Services (f/k/a Western Rubbish Service, Inc., f/k/a Kandilian Enterprises, Inc.), as amended.
†3	.1030	Second Amended and Restated Bylaws of Zakaroff Services.
4.1		Indenture, dated as of September 8, 2009, by and between Republic Services, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, including form of Debt Security (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K filed on September 9, 2009).
4.2		First Supplemental Indenture, dated as of September 8, 2009, to the Indenture dated as of September 8, 2009, by and among Republic Services, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, including the form of 5.500% Notes due 2019 (incorporated by reference to Exhibit 4.2 to Republic’s Current Report on Form 8-K dated September 9, 2009).
4.3		Indenture, dated as of November 25, 2009, by and between Republic Services, Inc. and U.S. Bank National Association, as trustee, including form of Debt Security (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K filed on November 25, 2009).
4.4		First Supplemental Indenture, dated as of November 25, 2009, to the Indenture dated as of November 25, 2009, by and among Republic Services, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, including the form of 5.25% Notes due 2021 (incorporated by reference to Exhibit 4.2 to Republic’s Current Report on Form 8-K dated November 25, 2009).
4.5		Second Supplemental Indenture, dated as of March 4, 2010, to the Indenture dated as of November 25, 2009, by and among Republic Services, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, including the form of 5.00% Notes due 2020 (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K dated March 4, 2010).
4.6		Third Supplemental Indenture, dated as of March 4, 2010, to the Indenture dated as of November 25, 2009, by and among Republic Services, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, including the form of 6.20% Notes due 2020 (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K dated March 4, 2010).
4.7		Registration Rights Agreement, dated as of September 8, 2009, by and among Republic Services, Inc., the guarantors party thereto and Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the several initial purchasers named therein, relating to $650.0 million aggregate principal amount of 5.500% Notes due 2019 (incorporated by reference to Exhibit 4.3 to Republic’s Current Report on Form 8-K dated September 9, 2009).
4.8		Registration Rights Agreement, dated as of November 25, 2009, by and among Republic Services, Inc., the guarantors party thereto and Banc of America Securities LLC, RBS Securities Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named therein, relating to $600.0 million aggregate principal amount of 5.25% Notes due 2021 (incorporated by reference to Exhibit 4.3 to Republic’s Current Report on Form 8-K dated November 25, 2009).
4.9		Registration Rights Agreement, dated as of March 4, 2010, by and among Republic Services, Inc., the guarantors party thereto and Banc of America Securities LLC, Barclays Capital Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several initial purchasers named therein, relating to $850.0 million aggregate principal amount of 5.00% Notes due 2020 and $650.0 million aggregate principal amount of 6.20% Notes due 2040 (incorporated by reference to Exhibit 4.3 to Republic’s Current Report on Form 8-K dated March 4, 2010).
5.1		Opinion of Mayer Brown LLP with respect to the exchange notes.

Exhibit
Number		Description

†12	.1	Statement of computation of ratios of earnings to fixed charges.
†23	.1	Consent of Ernst & Young LLP.
23.2		Consent of Mayer Brown LLP (contained in Exhibit 5.1).
†24	.1	Powers of attorney (included in signature pages of the Registration Statement).
†25	.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A.
†25	.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association.
99.1		Form of Letter of Transmittal.

†	Filed Previously.